     As filed with the Securities and Exchange Commission on April 25, 2001
                                                      Registration No. 333-38081


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-4
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


                         POST EFFECTIVE AMENDMENT NO. 4



  THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               (Name of Depositor)


                          500 Boylston Street Suite 400
                        Boston, Massachusetts 02116-3739
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number, Including Area Code)


                            James D. Gallagher, Esq.
                  Vice President, Secretary and General Counsel
            The Manufacturers Life Insurance Company of North America
                          73 Tremont Street, Suite 1300
                        Boston, Massachusetts 02108-3915
                     (Name and Address of Agent for Service)


                                   Copies to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                                 Suite 405 West
                       1025 Thomas Jefferson Street, N.W.
                              Washington, DC 20007

It is proposed that this filing will become effective:

     ___ immediately upon filing pursuant to paragraph (b) of Rule 485


      X  on April 30, 2001 pursuant to paragraph (b) of Rule 485


     ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     ___ on [date] pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     ___ this post-effective amendment designated a new effective date for a previously filed post-effective amendment.

 THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A

         CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item
Part A      Caption in Prospectus
------      ---------------------
1         Cover Page
2         Special Terms
3         Summary
4         Performance Data; Financial Statements
5         General Information about The Manufacturers Life Insurance Company of North America, The
          Manufacturers Life Insurance Company of North America Separate Account A and Manufacturers
          Investment Trust
6         Charges and Deductions; Administration Fees; Reduction or Elimination of Annual Administration
          Fee; Mortality and Expense Risk Charge; Taxes; Appendix A; Appendix B
7         Accumulation Provisions; Purchase Payments; Accumulation Units; Net Investment Factor; Transfers
          Among Investment Options; Telephone Transactions; Special Transfer Services-Dollar Cost
          Averaging; Withdrawals; Special Withdrawal Services-Income Plan; Owner Inquiries; Other Contract
          Provisions; Ownership; Beneficiary; Modification Annuity Provisions; General; Annuity Options;
          Determination of Amount of the First Variable Annuity Payment; Annuity Units and the
          Determination of Subsequent Variable Annuity Payments; Transfers After Maturity Date
9         Accumulation Provisions; Death Benefit Before Maturity Date; Annuity Provisions; Death Benefit
          on or After Maturity Date
10        Accumulation Provisions; Purchase Payments; Accumulation Units; Value of Accumulation Units;
          Net Investment Factor; Distribution of Contracts
11        Withdrawals; Restrictions under the Texas Optional Retirement Program; Accumulation Provisions;
          Purchase Payments; Other Contract Provisions; Ten Day Right to Review
12        Federal Tax Matters; Introduction; The Company's Tax Status; Taxation of Annuities in General;
          Diversification Requirements; Qualified Retirement Plans
13        Legal Proceedings
14        Statement of Additional Information - Table of Contents


         Caption in Statement of
Part B      Additional Information
------      ----------------------
15        Cover Page
16        Table of Contents
17        General Information and History
18        Services-Independent Auditors; Services-Servicing Agent
19        Not Applicable
20        Services-Principal Underwriter
21        Performance Data
22        Not Applicable
23        Audited Financial Statements

                                     PART A




                      INFORMATION REQUIRED IN A PROSPECTUS

      ANNUITY SERVICE OFFICE                            MAILING ADDRESS
  500 Boylston Street, Suite 400                     Post Office Box 9230
 Boston, Massachusetts 02116-3739              Boston, Massachusetts 02205-9230
          (617) 663-3000                              www.manulifeusa.com
          (800) 344-1029


            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                       OF
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                      FLEXIBLE PAYMENT DEFERRED COMBINATION
                       FIXED AND VARIABLE ANNUITY CONTRACT
                                NON-PARTICIPATING

         This Prospectus describes an annuity contract issued by The Manufacturers Life Insurance Company of North America ("WE" or "US"). The "CONTRACT" is a flexible purchase payment, deferred, combination fixed and variable annuity contract, including both an individual contract and a participating interest in a group contract. Both are designed and offered to provide retirement programs for eligible individuals and retirement plans. Participation in a group contract will be separately accounted for by the issuance of a certificate evidencing your interest under the contract. An individual contract will usually be issued only where a group contract may not be used.


- Contract values and annuity benefit payments are based upon sixty investment options. Fifty-nine options are variable account options and one is a fixed account option.


- Contract values (other than those allocated to the fixed account) and variable annuity benefit payments will vary according to the investment performance of the sub-accounts of one of our separate accounts, The Manufacturers Life Insurance Company of North America Separate Account A (the "VARIABLE ACCOUNT"). Contract values may be allocated to, and transferred among, one or more of those sub-accounts.

- Each sub-account's assets are invested in a corresponding portfolio of a mutual fund, Manufacturers Investment Trust (the "TRUST"). We will provide the contract owner ("YOU") a prospectus for the Trust with this Prospectus.

- SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

-    Special Terms are defined in a glossary in Appendix A.

- For information relating to contracts sold prior to May, 2000 ("PRIOR CONTRACTS"), see Appendix E.

- Except as specifically noted here and under the captions "FIXED ACCOUNT INVESTMENT OPTION" below and "FIXED ACCOUNT INVESTMENT OPTIONS" in Appendix E, this Prospectus describes only the variable portion of the contract and prior contracts.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING.

THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADDITIONAL INFORMATION about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning
(800) 344-1029.

The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Variable Account.



                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

         General Information and History................................
         Performance Data...............................................
         Services
              Independent Auditors......................................
              Servicing Agent...........................................
              Principal Underwriter ....................................
         Audited Financial Statements...................................




                   The date of this Prospectus is May 1, 2001





STRATEGY.PRO5/01

                                TABLE OF CONTENTS


SUMMARY ...................................................................
GENERAL INFORMATION ABOUT US,
THE VARIABLE ACCOUNT AND THE TRUST ........................................
     The Manufacturers Life Insurance Company of North
            America .......................................................
     The Variable Account .................................................
     The Trust ............................................................
DESCRIPTION OF THE CONTRACT ...............................................
   ELIGIBLE GROUPS AND INDIVIDUALS ........................................
   ACCUMULATION PERIOD PROVISIONS .........................................
     Purchase Payments ....................................................
     Accumulation Units ...................................................
     Value of Accumulation Units ..........................................
     Net Investment Factor ................................................
     Transfers Among Investment Options ...................................
     Maximum Number of Investment Options .................................
     Telephone Transactions ...............................................
     Special Transfer Services - Dollar Cost Averaging ....................
     Asset Rebalancing Program ............................................
     Withdrawals ..........................................................
        Telephone Redemptions .............................................
     Special Withdrawal Services - the Income Plan ........................
     Death Benefit During Accumulation Period .............................
        In General ........................................................
        Amount of Death Benefit ...........................................
        Payment of Death Benefit ..........................................
PAY-OUT PERIOD PROVISIONS .................................................
     General ..............................................................
     Annuity Options ......................................................
     Determination of Amount of the First Variable
     Annuity Benefit Payment ..............................................
     Annuity Units and the Determination of
     Subsequent Variable Annuity Benefit Payments .........................
     Transfers During Pay-out Period ......................................
     Death Benefit During Pay-out Period ..................................
   OTHER CONTRACT PROVISIONS ..............................................
     Ten Day Right to Review ..............................................
     Ownership ............................................................
     Annuitant ............................................................
     Beneficiary ..........................................................
     Modification .........................................................
     Discontinuance of New Owners .........................................
     Misstatement and Proof of Age, Sex or Survival .......................
FIXED ACCOUNT INVESTMENT OPTION ...........................................
     Securities Registration ..............................................
     Guarantee ............................................................
     Reinsurance ..........................................................
     Investment Options ...................................................
     Investment Accounts ..................................................
     Renewals .............................................................
     Transfers ............................................................
     Withdrawals ..........................................................
     Fixed Annuity Options ................................................
CHARGES AND DEDUCTIONS ....................................................
     Administration Fees ..................................................
     Reduction or Elimination of Annual
        Administration Fees ...............................................
     Mortality and Expense Risks Charge ...................................
     Taxes ................................................................
     Expenses of Distributing Contracts ...................................
FEDERAL TAX MATTERS .......................................................
   INTRODUCTION ...........................................................
   OUR TAX STATUS .........................................................
   TAXATION OF ANNUITIES IN GENERAL .......................................
     Tax Deferral During Accumulation Period ..............................
        Non-Natural Owners ................................................
        Diversification Requirements ......................................
        Ownership Treatment ...............................................
        Delayed Pay-out Periods ...........................................
     Taxation of Partial and Full Withdrawals .............................
     Taxation of Annuity Benefit Payments .................................
     Taxation of Death Benefit Proceeds ...................................
     Penalty Tax on Premature Distributions ...............................
     Aggregation of Contracts .............................................
     Loss of Interest Deduction Where Contracts
        are Held by or for the Benefit of Certain Non-
        Natural Persons ...................................................
QUALIFIED RETIREMENT PLANS ................................................
     Direct Rollovers .....................................................
     Loans ................................................................
FEDERAL INCOME TAX WITHHOLDING ............................................
GENERAL MATTERS ...........................................................
     Performance Data .....................................................
     Asset Allocation and Timing Services .................................
     Restrictions Under The Texas Optional
        Retirement Program ................................................
     Distribution of Contracts ............................................
     Contract Owner Inquiries .............................................
     Confirmation Statements ..............................................
     Legal Proceedings ....................................................
     Cancellation of Contract .............................................
     Voting Interest ......................................................
APPENDIX A:  SPECIAL TERMS ................................................
APPENDIX B:  STATE PREMIUM TAXES ..........................................
APPENDIX C:  PENNSYLVANIA MAXIMUM MATURITY AGE ............................
APPENDIX D:  QUALIFIED PLAN TYPES .........................................
APPENDIX E:  PRIOR CONTRACTS ..............................................
APPENDIX F:  TABLE OF ACCUMULATION UNIT VALUE .............................

                                     SUMMARY

OVERVIEW OF THE CONTRACT. The contracts offered by this Prospectus are a group contract, including an owner's participating interest in the group contract, and an individual contract. Usually, a group contract certificate will be issued. An individual contract is intended for use where a group contract is not available. Specific accounts are maintained under a group contract for each member of an eligible group participating in the contract as evidenced by the issuance of a certificate. The contracts provide for the accumulation of contract values prior to the maturity date (the "ACCUMULATION" period) and the payment of annuity benefits on a variable and/or fixed basis (the "PAY-OUT" period).

The contracts are designed primarily as funding vehicles for "asset based fee arrangements" offered by brokerage firms which may charge an additional fee for their services. We will treat any such fees assessed against the contract as partial withdrawals from the contract. See "Federal Tax Matters" for further information on the tax implications of assessing such fees against the contract.


When you purchase a variable annuity for any tax-qualified retirement plan, the variable annuity does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, you should purchase a variable annuity for a tax-qualified plan only on the basis of other benefits offered by the variable annuity. These benefits may include lifetime income payments, protection through the death benefit, and guaranteed fees.


PRIOR CONTRACTS. We have a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("PRIOR CONTRACTS"). Prior contracts were sold during the period from March, 1998 until May, 2000. This Prospectus principally describes the contract offered by this Prospectus but also describes the prior contracts. The principal differences between the contract offered by this Prospectus and the prior contracts relate to the availability of additional fixed investment options available under the prior contracts, the minimum initial purchase payment, and certain charges made by us. For information concerning prior contracts, see Appendix E.


PURCHASE PAYMENT LIMITS. The minimum initial purchase payment is $25,000. Subsequent purchase payments must be at least $30. Purchase payments normally may be made at any time. If a purchase payment would cause your contract value to exceed $1,000,000, or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment. If permitted by state law, we may cancel your contract if you have made no purchase payments for two years, your contract value is less than $2,000 and your purchase payments over the life of your contract, minus your withdrawals over the life of the contract, is less than $2,000.



INVESTMENT OPTIONS. Upon issuance of the contract, purchase payments may be allocated among up to seventeen of the available investment options (including the one fixed account investment option). After the contract is issued, there is no limit on the number of investment options to which you may allocate purchase payments. Currently, fifty-nine Variable Account investment options and one fixed account investment option are available under the contract. Each of the Variable Account investment options is a sub-account of the Variable Account that invests in a corresponding portfolio of the Trust. A full description of each Trust portfolio is in the accompanying Prospectus of the Trust. The portion of your contract value in the Variable Account and monthly variable annuity payments will reflect the investment performance of the sub-accounts selected. Purchase payments may also be allocated to the one-year fixed investment option. Under the fixed account investment option, we guarantee the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. Subject to certain regulatory limitations, we may elect to add, subtract or substitute investment options.


Allocating assets only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your contract will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations, please discuss this matter with your financial adviser.

TRANSFERS. During the accumulation period, you may transfer your contract values among any of the investment options. During the pay-out period, you may transfer your allocations among the Variable Account investment options, but transfers from Variable Account options to the fixed account option or from the fixed account option to Variable Account options are not permitted.

WITHDRAWALS. During the accumulation period, you may withdraw all or a portion of your contract value. The amount you withdraw from any investment account must be at least $300 or, if less, your entire balance in that investment account. If a partial withdrawal would reduce your contract value to less than $300, we will treat your withdrawal request as a request to withdraw all of your contract value. An administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% penalty tax. A systematic withdrawal plan service is available under the contract.

DEATH BENEFITS. We will pay the death benefit to your BENEFICIARY if you die during the accumulation period. If a contract is owned by more than one person, then the surviving owner will be deemed the beneficiary of the deceased owner. No death benefit is payable on the death of any ANNUITANT (a natural person or persons to whom ANNUITY BENEFIT PAYMENTS are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms.

If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the beneficiary.

ANNUITY BENEFIT PAYMENTS. We offer a variety of fixed and variable annuity benefit payment options. Periodic annuity benefit payments will begin on the "MATURITY DATE" (the date marking the end of the accumulation period and the beginning of the pay-out period). You select the maturity date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the annuitant.

TEN DAY REVIEW. You may cancel your contract by returning it to us within 10 days of receiving it.

MODIFICATION. The contract or certificate may not be modified by us without your consent except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any certificate issued after the effective date of the modification.


TAXATION. Generally all earnings on the underlying investments are tax-deferred until withdrawn or until annuity benefit payments begin. Normally, a portion of each annuity benefit payment is taxable as ordinary income. Partial and total withdrawals generally are taxable as ordinary income to the extent contract value prior to the withdrawal exceeds the purchase payments you have made, minus any prior withdrawals that were not taxable. A 10% penalty tax may apply to withdrawals and annuity benefit payments prior to age 59-1/2.


DISCONTINUANCE OF NEW OWNERS. In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

CHARGES AND DEDUCTIONS. The following table and Example are designed to assist you in understanding the various costs and expenses related to the contract. The table reflects expenses of the Variable Account and the underlying portfolios of the Trust. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Separate Account Annual Expenses" are more completely described in this Prospectus under "Charges and Deductions.". The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus.

See Appendix E for a discussion of different charges and deductions applicable to prior contracts.

ANNUAL ADMINISTRATION FEE...............................................................         $0

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average investment account value)

Mortality and expense risks fee.........................................................         0.30%
Administration fee......................................................................         0.15%

Total Separate Account Annual Expense...................................................         0.45%


TRUST ANNUAL EXPENSES


(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)



                                                              OTHER EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE             TOTAL TRUST
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)            ANNUAL EXPENSES
                                                                                         (After Expense
                                                                                         Reimbursement)
-------------------------------------------------------------------------------------------------------
Internet Technologies...............       1.150%                0.130%                     1.280% (E)
Pacific Rim Emerging Markets........       0.850%                0.180%                     1.030%
Telecommunications..................       1.100%                0.130%                     1.230% (A)
Science & Technology................       1.100% (F)            0.040%                     1.140%
International Small Cap.............       1.100%                0.440%                     1.540%
Health Sciences.....................       1.100% (F)            0.130%                     1.230% (A)
Aggressive Growth...................       1.000%                0.070%                     1.070%
Emerging Small Company..............       1.050%                0.050%                     1.100%
Small Company Blend.................       1.050%                0.140%                     1.190%
Dynamic Growth......................       1.000%                0.070%                     1.070% (E)
Mid Cap Growth......................       1.000%                0.280%                     1.280% (A)
Mid Cap Opportunities...............       1.000%                0.230%                     1.230% (A)
Mid Cap Stock.......................       0.925%                0.075%                     1.000%
All Cap Growth......................       0.950%                0.050%                     1.000%
Financial Services..................       0.950%                0.090%                     1.040% (A)
Overseas............................       0.950%                0.200%                     1.150%
International Stock.................       1.050%                0.180%                     1.230%
International Value.................       1.000%                0.180%                     1.180%
Capital Appreciation................       0.900%                0.500% (H)                 1.400% (H)
Strategic Opportunities (I).........       0.850%                0.050%                     0.900%
Quantitative Mid Cap................       0.800%                0.070%                     0.870% (A)
Global Equity.......................       0.900%                0.120%                     1.020%
Strategic Growth....................       0.900%                0.120%                     1.020% (A)
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%                0.065%                     0.940%
All Cap Value.......................       0.950%                0.140%                     1.090% (A)
Capital Opportunities...............       0.900%                0.160%                     1.060% (A)
Quantitative Equity.................       0.700%                0.050%                     0.750%
Blue Chip Growth....................       0.875% (F)            0.035%                     0.910%
Utilities...........................       0.900%                0.270%                     1.170% (A)
Real Estate Securities..............       0.800% (A)            0.060%                     0.860%
Small Company Value.................       1.050% (F)            0.190%                     1.240%
Mid Cap Value.......................       0.950%                0.160%                     1.110% (A)
Value...............................       0.800%                0.060%                     0.860%
Tactical Allocation.................       0.900%                0.430%                     1.330% (E)
Fundamental Value...................       0.950%                0.130%                     1.080% (A)
Growth & Income.....................       0.750%                0.040%                     0.790%
U.S. Large Cap Value................       0.875%                0.055%                     0.930%
Equity-Income.......................       0.875% (F)            0.035%                     0.910%
Income & Value......................       0.800%                0.060%                     0.860%
Balanced............................       0.704% (A)            0.060%                     0.764%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.095%                     0.870%
Global Bond.........................       0.800%                0.200%                     1.000%
Total Return........................       0.775%                0.065%                     0.840%

Investment Quality Bond.............       0.650%                0.080%                     0.730%
Diversified Bond....................       0.750%                0.060%                     0.810%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.040%                     0.540%
Small Cap Index.....................       0.525%                0.075%G                    0.600% (E)
International Index.................       0.550%                0.050%G                    0.600% (E)
Mid Cap Index.......................       0.525%                0.075%G                    0.600% (E)
Total Stock Market Index............       0.525%                0.075%G                    0.600% (E)
500 Index...........................       0.525%                0.025%G                    0.550% (E)
Lifestyle Aggressive 1000(D)........       0.070%                1.050%B                    1.120% (C)
Lifestyle Growth 820(D).............       0.055%                0.980%B                    1.035% (C)
Lifestyle Balanced 640(D)...........       0.055%                0.890%B                    0.945% (C)
Lifestyle Moderate 460(D)...........       0.064%                0.820%B                    0.884% (C)
Lifestyle Conservative 280(D).......       0.075%                0.780%B                    0.855% (C)


-----------------

(A)  Based on estimates to be made during the current fiscal year.

(B)  Reflects expenses of the Underlying Portfolios.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:


   If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage,
   (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)


   This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2000) as noted in the chart below:


                                         MANAGEMENT              OTHER               TOTAL TRUST
     TRUST PORTFOLIO                        FEES                EXPENSES           ANNUAL EXPENSES
-----------------------------------------------------------------------------------------------------
     Lifestyle Aggressive 1000......       0.070%                1.075%                1.145%
     Lifestyle Growth 820...........       0.055%                0.990%                1.045%
     Lifestyle Balanced 640.........       0.055%                0.900%                0.955%
     Lifestyle Moderate 460.........       0.064%                0.845%                0.909%
     Lifestyle Conservative 280.....       0.075%                0.812%                0.887%


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote ((C)) above.


(E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.



(F) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

                  Combined Asset Levels                                Fee Reduction
                                                              (As a Percentage of the Advisory Fee)
                                                              -------------------------------------
                  First $750 million                                   0.00%
                  Between $750 million and $1.5 billion                2.50%
                  Between $1.5 billion and $3.0 billion                3.75%
                  Over $3.0 billion                                    5.00%



     The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of February 28, 2001, the combined asset level for all six portfolios was approximately $4.469 billion resulting in a fee reduction of 3.065%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(H) Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time.



(I)  Formerly, Mid Cap Blend.



EXAMPLE (A)


An owner will have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, regardless of whether the contract owner annuitized as provided in the contract, surrendered the contract or did not surrender the contract at the end of the applicable time period:


TRUST PORTFOLIO                                      1 year          3 year          5 year          10 year
---------------                                      ------          ------          ------          -------
Internet Technologies                                  18              54              94              204
Pacific Rim Emerging Markets                           15              47              81              177
Telecommunications                                     17              53              91              199
Science & Technology                                   16              50              87              189
International Small Cap                                20              62              107             232
Health Sciences                                        17              53              91              199
Aggressive Growth                                      15              48              83              181
Emerging Small Company                                 16              49              84              185
Small Company Blend                                    17              52              89              194
Dynamic Growth                                         15              48              83              181
Mid Cap Growth                                         18              54              94              204
Mid Cap Opportunities                                  17              53              91              199
Mid Cap Stock                                          15              46              79              174
All Cap Growth                                         15              46              79              174
Financial Services                                     15              47              81              178
Overseas                                               16              50              87              190
International Stock                                    17              53              91              199
International Value                                    17              51              89              193
Capital Appreciation                                   19              58              100             217

TRUST PORTFOLIO                                      1 year          3 year          5 year          10 year
---------------                                      ------          ------          ------          -------
Strategic Opportunities B                              14              43              74              162
Quantitative Mid Cap                                   13              42              72              159
Global Equity                                          15              46              80              176
Strategic Growth                                       15              46              80              176
Growth                                                 14              43              74              162
Large Cap Growth                                       14              44              76              167
All Cap Value                                          16              49              84              183
Capital Opportunities                                  15              48              82              180
Quantitative Equity                                    12              38              66              145
Blue Chip Growth                                       14              43              74              164
Utilities                                              16              51              88              192
Real Estate Securities                                 13              42              72              158
Small Company Value                                    17              53              92              200
Mid Cap Value                                          16              49              85              186
Value                                                  13              42              72              158
Tactical Allocation                                    18              56              96              209
Fundamental Value                                      16              48              83              182
Growth & Income                                        13              39              68              150
U.S. Large Cap Value                                   14              44              76              166
Equity-Income                                          14              43              74              164
Income & Value                                         13              42              72              158
Balanced                                               12              39              67              147
High Yield                                             13              41              71              156
Strategic Bond                                         13              42              72              159
Global Bond                                            15              46              79              174
Total Return                                           13              41              71              156
Investment Quality Bond                                12              37              65              143
Diversified Bond                                       13              40              69              152
U.S. Government Securities                             12              37              64              142
Money Market                                           10              32              55              121
Small Cap Index                                        11              33              58              128
International Index                                    11              33              58              128
Mid Cap Index                                          11              33              58              128
Total Stock Market Index                               11              33              58              128
500 Index                                              10              32              55              122
Lifestyle Aggressive 1000                              16              50              86              187
Lifestyle Growth 820                                   15              47              81              177
Lifestyle Balanced 640                                 14              44              76              167
Lifestyle Moderate 460                                 14              42              73              161
Lifestyle Conservative 280                             13              41              72              157



(A) Does not reflect the $30 administration fee which is applicable to certain contract described in Appendix E.



(B)  Formerly, the Mid Cap Blend Trust



         For purposes of presenting the foregoing Example, we have made certain assumptions. We have assumed that, where applicable, the maximum deferred sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same (including any voluntary expense reimbursement continuing in effect). Those assumptions, (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESSER THAN THOSE SHOWN.


LOCATION OF FINANCIAL STATEMENTS OF REGISTRANT AND DEPOSITOR

         Our financial statements and those of the Variable Account may be found in the Statement of Additional Information.

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

We are an indirect subsidiary of MFC.

         We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 500 Boylston Street, Suite 400, Boston, Massachusetts 02116-3739. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Manufacturers Life Insurance Company of North America's financial ratings are as follows:

A++ A.M. Best

Superior in financial strength; 1st category of 15


AAA  Fitch



Highest in  insurer financial strength; 1st category of  22


AA+ Standard & Poor's
Very strong in financial strength; 2nd category of 21

Aa2 Moody's
Excellent in financial strength; 3rd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company of North America's ability to honor the death benefit, fixed account guarantees and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE VARIABLE ACCOUNT

The Variable Account is one of our separate accounts that invests the contract values you allocate to it in the Trust portfolio(s) you select.

         We established the Variable Account on August 24, 1984. The income, gains and losses, whether or not realized, from assets of the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses. Nevertheless, all obligations arising under the contracts are our general corporate obligations. Assets of the Variable Account may not be charged with liabilities arising out of any of our other business.

         The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If we determine that it would be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


         The Variable Account currently has fifty nine sub-accounts. We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.

THE TRUST

The Trust is a mutual fund in which the Variable Account invests.


         The assets of each sub-account of the Variable Account are invested in shares of a corresponding investment portfolio of the Trust. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Dynamic Growth Trust, Global Bond Trust, Utilities, Health Sciences and the five Lifestyle Trusts which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").



The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.



         SUBADVISER                                                      PORTFOLIO
         A I M Capital Management, Inc.                                  All Cap Growth Trust
                                                                         Aggressive Growth Trust

         Capital Guardian Trust Company                                  Small Company Blend Trust
                                                                         U.S. Large Cap Value Trust
                                                                         Income & Value Trust
                                                                         Diversified Bond Trust

         Cohen & Steers Capital Management, Inc.                         Real Estate Securities Trust

         Davis Select Advisers, L.P.                                     Financial Services Trust
                                                                         Fundamental Value Trust

         The  Dreyfus Corporation                                        All Cap Value Trust

         Fidelity Management & Research Company                          Strategic Opportunities Trust (A)
                                                                         Large Cap Growth Trust
                                                                         Overseas Trust

         Founders Asset Management LLC                                   International Small Cap Trust
                                                                         Balanced  Trust(C)

         Franklin Advisers, Inc.                                         Emerging Small Company Trust

         INVESCO Funds Group, Inc.                                       Telecommunications Trust
                                                                         Mid Cap Growth Trust

         Janus Capital Corporation                                       Dynamic Growth Trust

         Jennison Associates LLC                                         Capital Appreciation Trust

         Lord, Abbett & Co.                                              Mid Cap Value Trust

         Manufacturers Adviser Corporation                               Pacific Rim Emerging Markets Trust
                                                                         Quantitative Equity Trust
                                                                         Quantitative Mid Cap Trust
                                                                         Money Market Trust
                                                                         Index Trusts
                                                                         Lifestyle  Trusts(B)
                                                                         Balanced Trust(C)

         Massachusetts Financial Services Company                        Strategic Growth Trust
                                                                         Capital Opportunities Trust
                                                                         Utilities Trust

         Miller Anderson & Sherrerd, LLP                                 Value Trust

                                                                         High Yield Trust

         Brinson Advisors, Inc.                                          Tactical Allocation Trust
         (formerly, Mitchell Hutchins Asset Management  Inc.)

         Munder Capital Management                                       Internet Technologies Trust

         Pacific Investment Management Company                           Global Bond Trust
                                                                         Total Return Trust

         Putnam Investment Management, L.L.C.                            Mid Cap Opportunities Trust
                                                                         Global Equity  Trust

         Salomon Brothers Asset Management Inc                           U.S. Government Securities Trust
         Strategic Bond Trust

         SSgA Funds Management, Inc.                                     Growth Trust
                                                                         Lifestyle  Trusts(B)

         T. Rowe Price Associates, Inc.                                  Science & Technology Trust
                                                                         Small Company Value Trust
                                                                         Health Sciences Trust
                                                                         Blue Chip Growth Trust
                                                                         Equity-Income Trust

         T. Rowe Price International, Inc.                               International Stock Trust

         Templeton Investment Counsel, Inc.                              International Value Trust

         Wellington Management Company, LLP                              Growth & Income Trust
                                                                         Investment Quality Bond Trust
                                                                         Mid Cap Stock Trust


         -----------------


          (A)  Formerly, the Mid Cap Blend Trust.



          (B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



          (C) A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadviser to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.

The Portfolios of the Trust available under the contract are as follows:



The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.


The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.


The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.



The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.


The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.



The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.



The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.



The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.



The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.


The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.



The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.


The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

         A full description of the Trust, including the investment objectives, policies and restrictions of, and the risks relating to investment in, each portfolio is contained in the Trust Prospectus for the Trust which we provided you along with this Prospectus. The Trust prospectus should be read carefully before allocating purchase payments to a subaccount.

         If the shares of a Trust portfolio are no longer available for investment or in our judgment investment in a Trust portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

You instruct us how to vote Trust shares.

         We will vote shares of the Trust portfolios held in the Variable Account at the Trust's shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners in proportion to the instructions so received.

         During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws, regulations or interpretations thereof. For further information on voting interests under the contract see "Voting Interests" in this prospectus.

                           DESCRIPTION OF THE CONTRACT

ELIGIBLE GROUPS AND INDIVIDUALS

The Contracts are designed primarily as a funding vehicle for "asset based fee arrangements."

         The contracts are designed primarily as funding vehicles for "asset based fee arrangements" offered by brokerage firms which may charge an additional fee for their services. We will treat any such fees assessed against the contract as partial withdrawals from the contract. See "Federal Tax Matters" for further information on the tax implications of assessing such fees against the contract.

         Usually, a group certificate will be issued. An individual contract is intended for use where a group contract is not available. Group contracts have been issued to the Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with MSS, the principal underwriter of the contracts.

         An eligible member of a group to which a group contract has been issued may become an owner under the contract, or a person may purchase an individual contract, where available, by submitting a completed application and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the group contract, or an individual contract, may be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate or contract to any person in our sole discretion. All rights and privileges under a group contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. Provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise contractual rights and privileges.

Initial purchase payments usually must be at least $25,000, subsequent ones at least $30, and total payments no more than $1 million (without our approval).

ACCUMULATION PERIOD PROVISIONS

PURCHASE PAYMENTS

         Your purchase payments are made to us at our Annuity Service Office. The minimum initial purchase payment is $25,000. Subsequent purchase payments must be at least $30. Purchase payments may be made at any time. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

         If permitted by state law, we may cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both:

         - the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and

         - the contract value at the end of such two year period is less than $2,000.

         We may vary the cancellation of contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 administration fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").

         Purchase payments are allocated among the investment options in accordance with the percentages you designate. You may change the allocation of subsequent purchase payments at any time by writing us or by telephone.

         For information relating to the minimum initial purchase payment under prior contracts, see Appendix E.

ACCUMULATION UNITS

The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Trust portfolio.

         During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Account investment option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

         Initial purchase payments received by mail will usually be credited in the valuation period during which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the contract. You will be informed of any deficiencies preventing processing if your contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which the payment was received by us if the broker-dealers have made special arrangements with us.

VALUE OF ACCUMULATION UNITS

         The value of your accumulation units will vary from one business day to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first business day under other contracts we have issued. The value of an accumulation unit for any subsequent business day is determined by multiplying the value of an accumulation unit for the immediately preceding business day by the net investment factor for such sub-account (described below) for the business day for which the value is being determined. Accumulation units will be valued as of the end of each business day.

NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

         - the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

         - The per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses, a portion of the distribution expenses, and mortality and expense risks. That factor is equal on an annual basis to 0.45% (0.15% for administrative expenses and 0.30% for mortality and expense risks).

TRANSFERS AMONG INVESTMENT OPTIONS

Contract value may be transferred among investment options.

         During the accumulation period, you may transfer amounts among the variable account investment options and from those investment options to the fixed account investment options at any time upon written notice to us or by telephone if you authorize us in writing to accept your telephone transfer requests. Accumulation units will be canceled from the investment account from which you transfer amounts and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount. We reserve the right to limit, upon notice, the maximum number of transfers you may make to one per month or six at any time within a contract year. In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

         Currently, we do not impose a charge for transfer requests. The first twelve transfers in a contract year are free of any transfer charge. For each additional transfer in a contract year, we do not currently assess a charge but reserve the right (to the extent permitted by your contract) to assess a reasonable charge to reimburse us for the expenses of processing transfers.

         Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers, including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted).

MAXIMUM NUMBER OF INVESTMENT OPTIONS


         Upon issuance of the contract, purchase payments may be allocated among up to seventeen of the available investment options (including the one fixed account investment option). After the contract is issued, there is no limit on the number of investment options to which you may allocate purchase payments.


TELEPHONE TRANSACTIONS

Telephone transfers and withdrawals are permitted.

         You are permitted to request transfers and withdrawals by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To be permitted to request a transfer or withdrawal by telephone, you must elect the option on the Application. (If you do not initially elect an option in the Application form, you may request authorization by executing an appropriate authorization form that we will provide you upon request.) We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly. Such procedures include the following. Upon telephoning a request, you will be asked to provide information that verifies that it is you calling. For both your and our protection, we will tape record all conversations with you. All telephone transactions will be followed by a confirmation statement.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

Dollar Cost Averaging and Asset Rebalancing programs are available.

         We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted.


         The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in substantially equal installments over time in an effort to reduce that risk. If you are interested in the DCA program, you may elect to participate in the program on the application or by separate application. You may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.


ASSET REBALANCING PROGRAM

         We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular portfolios. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

         Asset rebalancing will only be permitted on the following time schedules:

         - quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);

         - semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or

         - annually on December 26th (or the next business day if December 26th is not a business day).

WITHDRAWALS


         During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone if you have authorized telephone withdrawals, as described above under "Telephone Transactions." For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "CODE"). In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office and any unpaid loans, and the contract will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel that number of accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account.


You may withdraw all or a portion of your contract value, but may incur tax liability as a result.

         When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken proportionately from all of your variable account investment options. For rules governing the order and manner of withdrawals from the fixed account investment option (see "FIXED ACCOUNT INVESTMENT OPTION").

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.


         The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuity Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:


         - the New York Stock Exchange is closed (other than customary weekend and holiday closings),

         -        trading on the New York Stock Exchange is restricted,

         - an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

         - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

         TELEPHONE REDEMPTIONS. You may request the option to withdraw a portion of your contract value by telephone by completing a separate application. We reserve the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. For additional information on Telephone Redemptions see "Telephone Transactions" above.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "APPENDIX D QUALIFIED PLAN TYPES" below).

SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN

Systematic "Income Plan" withdrawals are available.

         We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 20% of the purchase payments made. If an additional withdrawal is made from a contract participating in an IP, the IP will terminate automatically and may be reinstated only on or after the next contract anniversary. The IP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal and market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). If you are interested in an IP, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. The IP program is free.

If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.

DEATH BENEFIT DURING ACCUMULATION PERIOD

         See Appendix E for information on the death benefit provisions under prior contracts.

         IN GENERAL. The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., "NON-QUALIFIED CONTRACTS." Tax law requirements applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your contract is to be used in connection with a qualified plan, you should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan.

         AMOUNT OF DEATH BENEFIT. If an owner dies during the accumulation period, the death benefit will be the greater of the contract value or the minimum death benefit. The minimum death benefit is equal to the sum of all purchase payments made by or on behalf of you minus a reduction for any partial withdrawals made by or on behalf of you. The amount of the reduction is the greater of:

         -        the amount of the partial withdrawal, or

         - the amount obtained by multiplying the minimum death benefit prior to the withdrawal by the ratio of the partial withdrawal to the contract value prior to the withdrawal.

         Partial withdrawals include amounts applied under an annuity option under the contract. If you have any debt under the contract, the death benefit otherwise payable is reduced by such debt.

         The determination of the death benefit will be made on the date written notice and proof of death, as well as all required claims forms, are received at our Annuity Service Office. No person is entitled to the death benefit until this time.

         PAYMENT OF DEATH BENEFIT. We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date.

         The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

         -        The beneficiary will become the owner.

         - Any excess of the death benefit over the contract value will be allocated to the investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

         -        No additional purchase payments may be made.

         - If the deceased owner's spouse is the beneficiary, the spouse continues the contract as the new owner. In such a case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract.


         - If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below under "Annuity Options", which begins within one of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. If the distribution is not made as an anuuity, upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.


         If any annuitant is changed and any owner is not a natural person, the entire interest in the contract must be distributed to the owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

         A substitution or addition of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse.

         Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

PAY-OUT PERIOD PROVISIONS

GENERAL

Annuity benefits may be paid in several ways.

         The proceeds of the contract payable on death, withdrawal or the contract maturity date may be applied to the annuity options described below, subject to the distribution of death benefit provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD").


         Generally, we will begin paying annuity benefits to the annuitant under the contract on the contract's maturity date (the date dividing the accumulation period from the pay-out period). The maturity date is the date specified on the contract or certificate specifications page, unless you change that date. If no date is specified, the maturity date is the maximum maturity date . The maximum maturity date is the first day of the month following the later of the 85th birthday of the oldest annuitant or the tenth contract anniversary. You may specify a differ-ent maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the maximum maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 85, may have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.


         You may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS


         Annuity benefit payments are available under the contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for 10 years as described below. Annuity payments will be determined based on the Investment Account Value of each investment option at the maturity date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain qualified contracts including contracts used in connection with IRAs. Thus, for example, in the case of contracts or certificates issued as IRAs, the co-annuitant referred to in options 2(a) and 2(b) must be your spouse, the life expectancy of the annuitant in option 1(b) and of the joint annuitants in option 2(b) must be at least ten years, and options 3, 4, and 5 are available only with our consent.


         The following annuity options are guaranteed in the contract. Please read the description of each annuity option carefully. In general, a nonrefund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the nonrefund life annuity option.

         OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

         OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 5, 10, 15 OR 20 YEARS - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT

          The first variable annuity payment is determined by applying that amount of the contract value used to purchase a variable annuity to the annuity tables contained in the contract. The amount of the contract value will be determined as of a date not more than ten business days prior to the maturity date. The amount of the first and all subsequent fixed annuity payments is determined on the same basis using the portion of the contract value used to purchase a fixed annuity. Contract value used to determine annuity payments will be reduced by any applicable premium taxes.

         The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS

         Variable annuity benefit payments subsequent to the first will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units generally remains constant during the annuity benefit payment period.

         The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

         A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment.

TRANSFERS DURING PAY-OUT PERIOD


Some transfers are permitted during the pay-out period, but subject to a few more limitations than during the accumulation period.


         Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the new annuity units. We reserve the right to limit, upon notice, the maximum number of transfers to four per contract year. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT DURING PAY-OUT PERIOD


         If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made at least as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.


OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

You have a ten-day right to cancel your contract.

         The owner may cancel the contract or certificate by returning it to our Annuity Service Office or agent at any time within ten days after receiving it. Within seven days of receiving a returned contract or certificate, we will pay the owner, the contract value less any debt, computed at the end of the valuation period during which we receive the returned contract.


         No charge is imposed upon return of the contract within the ten-day right to review period. The ten-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the contract is issued as an individual retirement annuity under the Code Sections 408 and 408A, during the first seven days of the ten-day period, we will return all purchase payments if this is greater than the amount otherwise payable.


OWNERSHIP

You are entitled to exercise all rights under the contract. In the case of a group contract, you are entitled to exercise all rights under your certificate not reserved to the group holder.

         The owner is entitled to exercise all rights under the contract. In the case of a group annuity contract, the contract is owned by the group holder; however, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interest as specified in his or her certificate. During the accumulation period, the owner is the person designated in the contract or certificate specifications page or as subsequently named. During the pay-out period, the annuitant is the owner. If amounts become payable to any beneficiary under the contract, the beneficiary is the owner.

         In the case of non-qualified contracts, the owner's interest in a contract may be changed, or a certificate or individual contract may be collaterally assigned, at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Ownership of a group contract may be assigned at any time by the group holder. Assigning a contract, or changing the ownership of a contract, may be treated as a (potentially taxable) distribution of the contract value for federal tax purposes (see "FEDERAL TAX MATTERS"). A change of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating such value as a purchase payment made on that date for purposes of computing the amount of the death benefit.

         Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuity Service Office. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

         In the case of qualified contracts, ownership of the contract or an owner's interest in the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, an owner's interest in a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

ANNUITANT

The "annuitant" is either you or someone you designate.

         The annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The annuitant is entitled to receive all annuity payments under the contract. If the owner names more than one person as an "annuitant," the second person named shall be referred to as "CO-ANNUITANT." The annuitant is as designated on the contract specifications page or in the application, unless changed.

         On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant. Thus, in the case of an IRA, the owner and annuitant must be the same person and the annuitant cannot be changed.

BENEFICIARY

The "beneficiary" is the person you designate to receive the death benefit if you die.

         The beneficiary is the person, persons or entity designated in the contract or certificate specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts or certificates, IRS regulations may limit designations of beneficiaries.

MODIFICATION

         We may not modify your contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 72(s) of the Code.

DISCONTINUANCE OF NEW OWNERS

         In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

         We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED ACCOUNT INVESTMENT OPTION

Fixed account investment options are not securities.

         SECURITIES REGISTRATION. Contract values allocated to the fixed account investment option are held in our general account. Interests in the fixed account investment option are not registered under the Securities Act of 1933, as amended, (the "1933 Act") and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed account investment option nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed account investment option and the general account nonetheless may be required by the federal securities laws to be accurate.

         GUARANTEE. Pursuant to a Guarantee Agreement dated March 31, 1996, The Manufacturers Life Insurance Company ("Manulife"), unconditionally guarantees to us, on behalf of and for the benefit of us and owners of fixed annuity contracts we issue, that it will, on demand, make funds available to us for the timely payment of contractual claims under fixed annuity contracts issued after June 27, 1984. This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by Manulife on notice to us. Termination will not affect Manulife's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the Guarantee except if:

         - the liability to pay contractual claims under the contracts is assumed by another insurer, or

         - we are sold and the buyer's guarantee is substituted for the Manulife guarantee.

         REINSURANCE. Effective June 30, 1995, we entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("PEOPLES") pursuant to which Peoples reinsures certain amounts with respect to the fixed account portion of the contract described in this Prospectus issued prior to January 1, 1999. Under this Reinsurance Agreement, we remain liable for the contractual obligations of the contracts' fixed accounts and Peoples agrees to reimburse us for certain amounts and obligations in connection with the fixed accounts. Peoples' contractual liability runs solely to us, and no owner shall have any right of action against Peoples. For contract issued after January 1, 1999, The Manufacturers Life Insurance Company (U.S.A.) reinsures certain amounts with respect to the fixed account portion of the contract under a reinsurance agreement with substantially similar terms to the Peoples Reinsurance Agreement.

Fixed account investment options guarantee interest of at least 3%.

         INVESTMENT OPTIONS. Currently, a one-year fixed account investment option is available under the contract. We may offer additional fixed account investment options for any yearly period from two to ten years. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on new amounts allocated or transferred to a fixed investment account from time-to-time, according to market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and we may not change it.

         INVESTMENT ACCOUNTS. You may allocate purchase payments, or make transfers from the variable investment options, to the one-year fixed account investment option at any time prior to the maturity date. We establish a separate investment account each time you allocate or transfer amounts to the fixed account investment option. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

         RENEWALS. At the end of a guarantee period, you may renew the fixed investment account for another one-year guarantee period at the then current interest rate or transfer the amounts to a variable account investment option, all without the imposition of any charge.

         If you do not specify the renewal option desired, we will renew the one-year guarantee period that has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will credit interest up to the maturity date at the then current interest rate for one-year guarantee periods.

         TRANSFERS. During the accumulation period, you may transfer amounts from the fixed account investment option to the variable account investment options at the end of the guaranteed period; however, amounts may be transferred prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple investment accounts within the one-year fixed account investment option, amounts must be transferred from the one-year fixed account investment option on a first-in-first-out basis.

Withdrawals and some transfers from fixed account investment options are permitted during the accumulation period.

         WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment option at any time during the accumulation period. Withdrawals from the fixed account investment option will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from the fixed account investment options:

         - We reserve the right to defer payment of amounts withdrawn from the fixed account investment option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

         - If there are multiple investment accounts under the fixed account investment option, amounts must be withdrawn from those accounts on a first-in-first-out basis.

         If you do not specify the investment options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment option. Such withdrawals will be made from the investment options beginning with the shortest guarantee period. Within such a sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS" below). Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "APPENDIX D QUALIFIED PLAN TYPES" below).


         FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above). The amount of each fixed annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate annuity table in the contract. If the annuity table we are then using is more favorable to you, we will substitute that annuity table. We guarantee the dollar amount of fixed annuity payments.


                             CHARGES AND DEDUCTIONS

         Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying prospectus of the Trust.

         For information on certain charges and deductions under prior contracts, see Appendix E.

We deduct asset-based charges totaling 0.45% on an annual basis for administration, and mortality and expense risks.

ADMINISTRATION FEES

         Fees may be deducted under a contract to compensate us for our costs of providing all administrative services attributable to the contracts and the operations of the Variable Account:

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account as an administration fee. This asset-based administration fee will not be deducted from the fixed account investment option. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contract values will in effect pay a higher proportion of this portion of the administrative expense than smaller contract values.

         Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees as to any outstanding individual contracts or any certificates under group contracts issued prior to the effective date of the modification of those fees.

REDUCTION OR ELIMINATION OF ANNUAL ADMINISTRATION FEES

         The amount of the annual administration fee on a contract or certificate may be reduced or eliminated when sales of the contracts or certificates are made to a group of individuals in such a manner that results in savings of administration expenses. We will determine entitlement to such a reduction or elimination of the administration charges in the following manner:

         - The size and type of group to which administrative services are provided will be considered.

         - The total amount of purchase payments to be received will be considered.

         - There may be other circumstances of which we are not presently aware, which could result in reduced administrative expense.

         If, after consideration of the foregoing factors, we determine that there will be a reduction in administration expenses, we will provide a reduction in the annual administration fee. The administration fee may be waived when a contract is issued to officers, directors or employees (or a relative thereof), of us or of Manulife, the Trust or any of their affiliates. In no event will reduction or elimination of the administration fees be permitted where that reduction or elimination will be unfairly discriminatory to any person. FOR FURTHER INFORMATION, CONTACT YOUR REGISTERED REPRESENTATIVE.

MORTALITY AND EXPENSE RISKS CHARGE

         The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed in the case of individual contracts or with respect to existing certificates in the case of group contracts. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE") The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

         To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 0.30% of the value of the variable investment accounts on an annual basis. The charge will be reflected in your contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risks charge cannot be increased under an individual contract. The rate can be increased under a group contract, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder.


         We may issue contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks we have determined for persons for whom the contracts have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the fixed account investment option.


TAXES

         We reserve the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which we determine to have resulted from our:

         -        establishment or maintenance of the Variable Account,

         -        receipt of purchase payments,

         -        issuance of the contacts, or

         - commencement or continuance of annuity payments under the contracts or certificates.

In addition, we will withhold taxes to the extent required by applicable law.

         Except for residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments. For residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted upon payment of any withdrawal benefits, upon any annuitization, or payment of death benefits. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. See Appendix B for a table of State Premium Taxes.

EXPENSES OF DISTRIBUTING CONTRACTS


         MSS, the principal underwriter for the contracts, pays compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 0.30% of purchase payments plus 0.30% of the contract value per year commencing one year after each purchase payment. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will provide reimbursement of certain sales and marketing expenses. These expenses are not assessed against the contracts but are instead paid by MSS.


                               FEDERAL TAX MATTERS

INTRODUCTION


         The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances. You should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the IRS, and judicial decisions. References below to the contract generally include the certificate in the case of group contracts.



         This discussion does not address state or local tax consequences associated with the purchase of a contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS


         We are taxed as a life insurance company. Because the operations of the Variable Account are a part of, and are taxed with, our operations, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, we are not taxed on the investment income and capital gains of the Variable Account. We do not anticipate that we will be taxed on the income and gains of the Variable Account, but if we are, we may impose a corresponding charge against the Variable Account.

TAXATION OF ANNUITIES IN GENERAL

Gains inside the contract are usually tax-deferred until you make a withdrawal, the annuitant starts receiving annuity benefit payments, or the beneficiary receives a death benefit payment.

TAX DEFERRAL DURING ACCUMULATION PERIOD

         Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the owner or annuitant until received, either in the form of annuity payments, or in some other form of distribution. Certain requirements must be satisfied in order for this general rule to apply, including:

         - the contract must be owned by an individual (or treated as owned by an individual),

         - the investments of the Variable Account must be "adequately diversified" in accordance with IRS regulations,

         - we, rather than the owner, must be considered the owner of the assets of the Variable Account for federal tax purposes, and

         - the contract must provide for appropriate amortization, through annuity payments, of the contract's purchase payments and earnings, e.g., the pay-out period must not begin near the end of the annuitant's life expectancy.


         NON-NATURAL OWNERS. As a general rule, deferred annuity contracts held by "non-natural persons" (such as a corporation, trust or other similar entity) are not treated as annuity contracts for Federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. This special exception will not apply, however, in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.


         Exceptions to the general rule for non-natural contract owners will also apply with respect to:

         - contracts acquired by an estate of a decedent by reason of the death of the decedent,

         -        certain qualified contracts,

         - certain annuities purchased by employers upon the termination of certain qualified plans,

         - certain annuities used in connection with structured settlement agreements, and

         - annuities purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


         DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with IRS Regulations. The IRS has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.


         Although we do not control the investments of the Trust, we expect that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."


         OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for Federal income tax purposes, of the assets of the insurance company separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses "incidents of ownership" in those assets, such as the ability to exercise investment control over the assets. In addition, the IRS announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.



         The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, an owner under this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. THESE DIFFERENCES COULD RESULT IN THE OWNER BEING TREATED AS THE OWNER OF THE ASSETS OF THE VARIABLE ACCOUNT AND THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, we do not know what standards will be set forth in the regulations or rulings which the IRS has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent the contract owners from being considered the owners of the assets of the Variable Account.


         DELAYED PAY-OUT PERIODS. If the contract's pay-out period commences (or is scheduled to commence) at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

         The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS


         In the case of a partial withdrawal, amounts received are taxable as ordinary income to the extent the owner's contract value before the withdrawal exceeds the "INVESTMENT IN THE CONTRACT." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the investment in the contract. For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to qualified contracts) less any amounts previously received from the contract which were not included in income.


         Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the contract value and his or her investment in the contract at the time of transfer. In such a case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

         The contract may be used in connection with a asset based fee arrangement. Under such arrangements, a fee, typically equal to a specified percentage of the assets included in the arrangement is imposed. We will treat any such fees assessed against the contract as partial withdrawals from the contract.

         There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

TAXATION OF ANNUITY BENEFIT PAYMENTS

A portion of each annuity payment is usually taxable as ordinary income.

         Normally, a portion of each annuity benefit payment is taxable as ordinary income. The taxable portion of an annuity benefit payment is equal to the excess of the payment over the "exclusion amount." In the case of variable annuity payments, the exclusion amount is the investment in the contract (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by IRS regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying the payment by the ratio of (a) to (b), where:

(a) is the investment in the contract allocated to the fixed annuity option (adjusted for any period certain or refund feature) and

(b) is the total expected value of fixed annuity payments for the term of the contract (determined under IRS regulations).

A simplified method of determining the taxable portion of annuity payments applies to contracts issued in connection with certain qualified plans other than IRAs.

         Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

         Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:

         - if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or

         - if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

         During the pay-out period, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

         - if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or

         - if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.


Withdrawals and annuity benefit payments prior to age 59-1/2 may incur a 10% penalty tax.


PENALTY TAX ON PREMATURE DISTRIBUTIONS


         There is a 10% penalty tax on the taxable amount of any distribution from a non-qualified contract, including partial withdrawals, full withdrawals and annuity benefit payments. Exceptions to this penalty tax include distributions:


         -        received on or after the owner reaches age 59-1/2;

         - attributable to the owner's becoming disabled (as defined in the tax law);

         - made to a beneficiary on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

         - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law);

         - made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or

         - made with respect to certain annuities issued in connection with structured settlement agreements.

A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.

AGGREGATION OF CONTRACTS

         In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS.

         In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect contracts where the income on such contracts is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.

Special tax provisions apply to qualified plans. Consult your tax advisor prior to using the contract with a qualified plan.

QUALIFIED RETIREMENT PLANS


         The contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("QUALIFIED PLANS"). Numerous special tax rules apply to the participants in qualified plans and to the contracts used in connection with qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans. Persons intending to use the contract in connection with a qualified plan should consult a tax advisor.



         Brief descriptions of various types of qualified plans in connection with which we may issue a contract are contained in Appendix D of this Prospectus. Appendix D also discusses certain potential tax consequences associated with the use of the contract with qualified plans, including IRAs, which should be considered by a purchaser.


         The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.)

         Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for that contribution, are limited under qualified plans. If you are considering the purchase of a contract in connection with a qualified plan, you should consider, in evaluating the suitability of the contract, that the contract requires a minimum initial purchase payment of $25,000. If this contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances. Additionally, for contracts issued in connection with qualified plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.


         In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to IRAs and other qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs, distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other qualified plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.


         There is also a 10% penalty tax on the taxable amount of any distribution from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any distribution received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement - as defined in the tax law - maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA," including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a distribution:


         -       received on or after the owner reaches age 59-1/2,

         - received on or after the owner's death or because of the owner's disability (as defined in the tax law), or

         - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

         Certain special tax considerations may apply if the contract is used in connection with a asset based fee arrangement. For example, if the contract is qualified under section 403(b) of the Code, distribution restrictions applicable to such contacts may prohibit the use of contract value to pay asset based fees.

         When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we will not be bound by terms and conditions of qualified plans to the extent those terms and conditions contradict the contract, unless we consent.

DIRECT ROLLOVERS


         If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "ELIGIBLE ROLLOVER DISTRIBUTION" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) certain hardship withdrawals.


         Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the person entitled to the distribution elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

LOANS

Some qualified contracts have a loan feature.


          A loan privilege is available only to owners of contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and Company procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



          Federal tax law also requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.



         When you request a loan, we will reduce your investment in the investment accounts and transfer the amount of the loan to the "loan account," a part of our general account. You may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). When a loan is repaid, the appropriate amount of the repayment will be transferred from the loan account to the investment accounts. You may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as your purchase payments are currently being allocated.


         The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your contract value will be greater than it would have been had no loan been outstanding.

 FEDERAL INCOME TAX WITHHOLDING

We may be required to withhold amounts from some payments for federal income taxes.


         We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the person receiving the distribution notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                 GENERAL MATTERS

PERFORMANCE DATA

         Each of the sub-accounts may quote total return figures in its advertising and sales materials. PAST PERFORMANCE FIGURES ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE OF ANY SUB-ACCOUNT. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures. Standardized figures will include average annual total return figures for one, five and ten years, or from the inception date of the relevant sub-account of the Variable Account (if that period since inception is shorter than one of those periods). Non-standardized total return figures may be quoted including figures that do not assume redemption at the end of the time period. Non-standardized figures also include total return numbers from the inception date of the portfolio or ten years, whichever period is shorter. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period.


         Average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of that purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial purchase payment of $1,000 is made on the first day of the period for which the return is calculated. For total return figures quoted for periods prior to the commencement of the offering of the contract, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts that we offer, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund portfolio), adjusted to reflect current contract charges.


ASSET ALLOCATION AND TIMING SERVICES

         We are aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such asset allocation and timing services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service. The contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers, including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted).WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS. See "Transfers Among Investment Options" for further information on asset allocation and timing services.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

         Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

         - termination of employment in the Texas public institutions of higher education,

         -       retirement,

         -       death, or

         -       the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay broker/dealers to sell the Contracts.


         Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company that we control, is the principal underwriter of the contracts. It is also the investment adviser to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD") and is located at 73 Tremont Street, Boston, Massachusetts 02118-3915. Sales of the contracts and certificates will be made by registered representatives of broker-dealers authorized by MSS to sell them. Such registered representatives will also be licensed insurance agents of the Company.


CONTRACT OWNER INQUIRIES

         Your inquiries should be directed to our Annuity Service Office at P.O. Box 9230, Boston, Massachusetts 02205-9230.

CONFIRMATION STATEMENTS

         You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Company's Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither we nor MSS are involved in any litigation that is of material importance to either, or that relates to the Variable Account.




CANCELLATION OF CONTRACT

         We may, at our option, cancel a contract at the end of any two consecutive contract years in which no purchase payments by or on behalf of you, have been made, if both:

         - the total purchase payments made for the contract, less any withdrawals, are less than $2,000; and

         - the contract value at the end of such two year period is less than $2,000.

We, as a matter of administrative practice, will attempt to notify you prior to such cancellation in order to allow you to make the necessary purchase payment to keep the contract in force. The cancellation of contract provisions may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

VOTING INTEREST

         As stated above under "The Trust," we will vote shares of the Trust portfolios held in the Variable Account at the Trust's shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts.

         Accumulation Period. During the accumulation period, the owner has the voting interest under a contract. The number of votes for each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Pay-out Period. During the pay-out period, the annuitant has the voting interest under a contract. The number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

                                   APPENDIX A

                                  SPECIAL TERMS

     The following terms as used in this Prospectus have the indicated meanings:

         ACCUMULATION UNIT - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

         ACCUMULATION PERIOD - The accumulation period is the period between the issue date of the contract and the maturity date of the contract. During this period, purchase payment(s) are typically made to the contract by the owner.

         ANNUITANT - Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the specification page of the contract or certificate, unless changed.

         ANNUITY OPTION - The method you select. At the maturity date, the Company will provide an annuity with payments guaranteed for 10 years and for the lifetime of the annuitant, if the annuitant lives more than 10 years. This will be the annuity option unless changed.

         ANNUITY SERVICE OFFICE - The address of our Annuity Service Office is:
P.O. Box 9230, Boston, Massachusetts 02205-9230.

         ANNUITY UNIT - A unit of measure that is used after the maturity date to calculate variable annuity payments.

         APPLICATION - The document signed by you that serves as your application for an individual contract or participation under a group contract.

         BENEFICIARY - The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract or certificate specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.

         CERTIFICATE - The document which is issued to you which summarizes your rights and benefits as owner of a participating interest in a group contract.

         CONTRACT ANNIVERSARY - For an individual contract, the anniversary of the contract date. For a group contract, the anniversary of the date of issue of a certificate under the contract.

         CONTRACT APPLICATION - The document signed by you, as Group Holder, that evidences your application for a Contract or, where context requires, the document signed by you, as a prospective owner applying for an individual contract or a certificate evidencing participation in a group contract.

         CONTRACT DATE - The date of issue of the contract.

         CONTRACT VALUE - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

         CONTRACT YEAR - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

         DEBT - Any amounts in an owner's loan account plus any accrued loan interest. The loan provision is available only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA.

         DUE PROOF OF DEATH - Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable.

One of the following must be received at our Annuity Service Office within one year of the date of death:

(a)  A certified copy of a death certificate;

(b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

(c) Any other proof satisfactory to us.

Death Benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by our Annuity Service Office.

         FIXED ANNUITY - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

         GENERAL ACCOUNT - All our assets other than assets in separate accounts.

         GROUP HOLDER - The person, persons or entity to whom a group contract is issued.

         INVESTMENT ACCOUNT - An account we establish which represents your interest in an investment option during the Accumulation Period.

         INVESTMENT ACCOUNT VALUE - The value of your allocation to an investment account.


         INVESTMENT OPTIONS - The investment choices available to contract owners.


         LOAN ACCOUNT - The portion of the general account that is used for collateral when a loan is taken.

         MATURITY DATE - The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and is generally the first day of the month following the later of the annuitant's 85th birthday or the tenth contract anniversary, unless changed.

         NET PURCHASE PAYMENT - The purchase payment less the amount of premium tax, if any.

         NON-QUALIFIED CONTRACTS - Contracts which are not issued under qualified plans.


         OWNER - In the case of a group contract, the person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. In the case of an individual contract, the person, persons or entity named in the contract and entitled to all of the ownership rights under the contract. The owner is as specified on the contract or certificate specifications page, unless changed.


         PAY-OUT PERIOD - The pay-out period is the time (beginning on the maturity date) when we make payments to you.

         PORTFOLIO OR TRUST PORTFOLIO - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

         PURCHASE PAYMENT - An amount you pay to us as consideration for the benefits provided by the contract.

         QUALIFIED CONTRACTS - Contracts issued under qualified plans.

         QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended.

         SEPARATE ACCOUNT - A segregated account that we establish that is not commingled with our general assets and obligations.

         SUB-ACCOUNT(S) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.

         VALUATION DATE - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

         VALUATION PERIOD - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

         VARIABLE ACCOUNT - One of our separate accounts that is used to fund the contracts.

         VARIABLE ANNUITY - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   APPENDIX B

                               STATE PREMIUM TAXES

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                                                     TAX RATE

                                                                  QUALIFIED                         NON-QUALIFIED
STATE                                                             CONTRACTS                           CONTRACTS

CALIFORNIA                                                            0.50%                               2.35%
MAINE                                                                 0.00%                               2.00%
NEVADA                                                                0.00%                               3.50%
PUERTO RICO                                                           1.00%                               1.00%
SOUTH DAKOTA                                .                         0.00%                               1.25%
WEST VIRGINIA                                                         1.00%                               1.00%
WYOMING                                                               0.00%                               1.00%

                                   APPENDIX C

                        PENNSYLVANIA MAXIMUM MATURITY AGE

For all contracts issued in Pennsylvania the maximum maturity age based upon the issue age of the annuitant is as follows:


                 ISSUE AGE                            MAXIMUM MATURITY AGE
                70 or less                                     85
                   71-75                                       86
                   76-80                                       88
                   81-85                                       90
                   86-90                                       93
                   91-93                                       96
                   94-95                                       98
                   96-97                                       99
                   98-99                                      101
                  100-101                                     102
                    102                                       103
                    103                                       104
                    104                                       105
                    105                                       106


The annuitant must exercise a settlement annuity option no later than the maximum maturity age stated above. For example, an annuitant who is age 60 at issue must exercise a settlement option prior to age 86. We will use the issue age of the youngest annuitant in the determination of the required settlement option date.

                                   APPENDIX D

                              QUALIFIED PLAN TYPES

Set forth below are brief descriptions of the types of qualified plans in connection with which we will issue contracts. Persons intending to use the contract in connection with qualified plans should consult their tax advisor.

INDIVIDUAL RETIREMENT ANNUITIES

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however be used in connection with an "Education IRA" under Section 530 of the Code.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)

         Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

         Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence.

ROTH IRAs

         Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in certain respects.

         Among the differences are that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:

-        made after the owner attains age 59-1/2;

-        made after the owner's death;

-        attributable to the owner being disabled; or

-        a qualified first-time homebuyer distribution within the meaning of
         Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans.




CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans.

TAX-SHELTERED ANNUITIES

         Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts.

         Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

- contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

-        earnings on those contributions, and

- earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.) These restrictions on withdrawals may prohibit the payment of asset based fees from the contract.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS


         Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

                                   APPENDIX E

                                 PRIOR CONTRACTS


         We have a class of variable annuity contract which is no longer being issued but under which purchase payments may continue to be made ("PRIOR CONTACTS"). Prior contracts were sold from March, 1998 until May, 2000.

         The prior contracts were designed as funding vehicles for amounts that are "rolled over" from employee benefit plans. The contracts serve primarily as Individual Retirement Annuities under Section 408 of the Internal Revenue Code ("IRAs") although they were also used to fund other plans qualifying for special income tax treatment under the Code or plans not entitled to such special income tax treatment under the Code.

         The principal differences between the contract offered by this Prospectus and the prior contracts relate to:

- the availability of additional fixed account investment options under prior contracts,

- the minimum initial purchase payment, and

- certain charges made by us.

These differences are described below. A separate expense summary for these prior contracts is also set forth below.

                                 EXPENSE SUMMARY

         The following table and Example are designed to assist you in understanding the various costs and expenses related to the prior contracts. The table reflects expenses of the Variable Account and the underlying portfolios of the Trust. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Separate Account Annual Expenses" are more completely described in this Prospectus. The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus.

         ANNUAL ADMINISTRATION FEE.....................................         $30*

         SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

         Mortality and expense risks fee**.............................         0.30%
         Administration fee............................................         0.15%
                                                                                -----

         Total Separate Account Annual Expense*** .....................         0.45%

*The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $100,000.

**0.85% of average account value prior to May 1, 2000

***1.00% of average account value prior to May 1, 2000

TRUST ANNUAL EXPENSES

See "Summary - Trust Annual Expenses" in the Prospectus.

EXAMPLE


See "Summary - Example" in the Prospectus.


A TABLE OF ACCUMULATION UNIT VALUES RELATING TO THE CONTRACT IS SET FORTH BELOW.

FIXED ACCOUNT INVESTMENT OPTIONS

         FIXED INVESTMENT OPTIONS. Under the contract described in the prospectus there is only a one year fixed account investment option. Under the prior contracts there are five fixed account investment options: one, three, five and seven year investment accounts and a fixed investment account which may be established under the Dollar Cost Averaging ("DCA") program ("DCA fixed investment account") to make automatic monthly transfers from a fixed account to one or more variable investment options. (See "Dollar Cost Averaging" below.) We may offer additional fixed account investment options for any yearly period from two to ten years. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on new amounts allocated or transferred to a fixed investment account from time-to-time, according to market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and we may not change it.

         RENEWALS. Under the prior contracts, at the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

         If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

         MARKET VALUE CHARGE. Under the prior contracts, any amount withdrawn, transferred or borrowed from a fixed investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

         The adjustment factor is determined by the following formula:
0.75x(B-A)xC/12 where:

         A- The guaranteed interest rate on the investment account.

         B- The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

         C- The number of complete months remaining to the end of the guarantee period.

         For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

         The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

         We make no market value charge on withdrawals from the fixed account investment options in the following situations:

         -        death of the owner;

         -        amounts withdrawn to pay fees or charges;

         - amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the contract;

         - amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

         -        amounts withdrawn from a one-year fixed investment account;

         - amounts withdrawn in any contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that contract year.

         Notwithstanding application of the foregoing formula, in no event will the market value charge

         - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

         -        be greater than 10% of the amount transferred or withdrawn, or

         - reduce the amount payable on withdrawal or transfer below the amount required under the non forfeiture laws of the state with jurisdiction over the contract.

         DOLLAR COST AVERAGING ("DCA"). If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or DCA fixed account investment option is exhausted. Under the prior contracts, in states where approved by the state insurance department, a special one year fixed account investment option may be established under the DCA program to make automatic transfers. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option. The DCA fixed account investment option is not available under the contract described in the prospectus.

         WITHDRAWALS. Under the prior contracts, the market value charge described above may apply to withdrawals from any fixed investment option except for a one year fixed investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

         If you request a partial withdrawal in excess of your amount in the variable account investment options and do not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

         LOANS. We offer a loan privilege only to owners of contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "LOANS." The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

INITIAL PURCHASE PAYMENT

         The minimum initial purchase payment is $25,000 under the contract described in the prospectus and was $3,500 under the prior contracts.

CERTAIN CHARGES AND DEDUCTIONS

         Certain charges and deductions under prior contracts differ from the charges and deductions under the contract described in the prospectus.

ANNUAL ADMINISTRATION FEE

         Under the contract described in the prospectus, we will normally deduct no annual administration.

         For prior contracts, the annual administration fee is $30, and we will waive this fee if, during the accumulation period, the contract value is equal to or greater than $100,000 at the time of assessment of the fee.

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account as an administration fee under both the contract described in this prospectus and the prior contracts.

MORTALITY AND EXPENSE RISKS CHARGE

         Under the contract described in the prospectus, the mortality and expense risks charge which we assess is 0.30%. Under the prior contracts, this charge was 0.85% until May 1, 2000, at which time it was lowered to 0.30%.

                                   APPENDIX F



                                                TABLE OF ACCUMULATION UNIT VALUES
---------------------------------------------------------------------------------------------------------------------------------
                                                                UNIT VALUE AT              UNIT VALUE AT       NUMBER OF UNITS AT
SUB-ACCOUNT                                                     START OF YEAR*              END OF YEAR           END OF YEAR
---------------------------------------------------------------------------------------------------------------------------------
Internet Technologies
2000                                                              $12.500000               $ 7.009252                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Market
1998                                                              $12.500000               $11.267395                   0.000
1999                                                               11.267395                18.168886                 224.463
2000                                                               18.168886                13.655344                  99.192
---------------------------------------------------------------------------------------------------------------------------------
Science & Technology
1998                                                              $12.500000               $15.503436               4,015.626
1999                                                               15.503436                30.621118              15,088.635
2000                                                               30.621118                20.064987               8,506.879
---------------------------------------------------------------------------------------------------------------------------------
International Small Cap
1998                                                              $12.500000               $12.202690                 334.680
1999                                                               12.202690                22.341682               6,651.249
2000                                                               22.341682                15.728111               6,807.681
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth
1998                                                              $12.500000               $12.027610                 216.003
1999                                                               12.027610                 15.83478                 325.123
2000                                                                15.83478                16.207424              17,002.959
---------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company
1998                                                              $12.500000               $11.312902               6,458.290
1999                                                               11.312902                19.436616               1,702.501
2000                                                               19.436616                18.484616               5,716.424
---------------------------------------------------------------------------------------------------------------------------------
Small Company Blend
2000                                                              $12.500000               $ 9.554061               5,324.912
---------------------------------------------------------------------------------------------------------------------------------
Dynamic Growth
2000                                                              $12.500000                $7.956456               1,259.303
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock
1999                                                               $12.50000                13.057764
2000                                                               13.057764                12.483407               9,744.177
---------------------------------------------------------------------------------------------------------------------------------
All Cap Growth
1998                                                              $12.500000               $13.903872               3,648.192
1999                                                               13.903872                19.917321               3,240.142
2000                                                               19.917321                17.657078                3,032.44
---------------------------------------------------------------------------------------------------------------------------------
Overseas
1998                                                              $12.500000               $11.720466                 330.533
1999                                                               11.720466                16.319479                 215.524
2000                                                               16.319479                13.181065                   7.666
---------------------------------------------------------------------------------------------------------------------------------
International Stock
1998                                                              $12.500000               $12.656070                   0.000
1999                                                               12.656070                16.253406                 389.992
2000                                                               16.253406                13.475212                 240.000
---------------------------------------------------------------------------------------------------------------------------------
International Value
1999                                                              $12.500000               $13.372512                   0.000
2000                                                               13.372512                12.452499                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
2000                                                              $12.500000               $10.962135                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Strategic Opportunities (formerly, Mid Cap Blend)
1998                                                              $12.500000               $12.103394               4,814.848
1999                                                               12.103394                15.307946                 876.769
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2000                                                               15.307946                14.242740               1,569.263
---------------------------------------------------------------------------------------------------------------------------------
Global Equity
1998                                                              $12.500000               $12.195410                 672.794
1999                                                               12.195410                12.516028                 553.040
2000                                                               12.516028                13.953918                 298.751
---------------------------------------------------------------------------------------------------------------------------------
Growth
1998                                                              $12.500000               $13.655376                 521.187
1999                                                               13.655376                18.549262               6,215.486
2000                                                               18.549262                13.403429               5,743.327
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth
1998                                                              $12.500000               $13.271688                 309.757
1999                                                               13.271688                 16.46198                 329.341
2000                                                                16.46198                14.028600               2,050.187
---------------------------------------------------------------------------------------------------------------------------------
Quantitative Equity
1998                                                              $12.500000               $14.006399               2,087.403
1999                                                               14.006399                16.959503               5,575.181
2000                                                               16.959503                17.915408               5,442.736
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth
1998                                                              $12.500000               $14.123586               8,341.366
1999                                                               14.123586                16.700133              10,828.723
2000                                                               16.700133                16.137290              13,246.945
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities
1998                                                              $12.500000               $10.417728               1,081.138
1999                                                               10.417728                 9.488883               1,068.493
2000                                                                9.488883                11.853453                 746.705
---------------------------------------------------------------------------------------------------------------------------------
Small Company Value
1998                                                              $12.500000               $10.897925                   0.000
1999                                                               10.897925                11.652144                   0.000
2000                                                               11.652144                12.266242               1,232.576
---------------------------------------------------------------------------------------------------------------------------------
Value
1998                                                              $12.500000               $11.207507                 405.978
1999                                                               11.207507                10.786297                 290.973
2000                                                               10.786297                13.351990               1,554.076
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                Unit Value at             Unit Value at        Number of Units at
Sub-Account                                                     Start of Year*             End of Year            End of Year
---------------------------------------------------------------------------------------------------------------------------------
Tactical Allocation
2000                                                              $12.500000               $12.064740                 927.758
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income
1998                                                              $12.500000               $13.924321               6,874.303
1999                                                               13.924321                16.387611              12,931.753
2000                                                               16.387611                15.124927              14,168.941
---------------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap Value
1999                                                              $12.500000                11.969517                   0.000
2000                                                               11.969517                12.247584                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Equity-Income
1998                                                              $12.500000               $12.464044              27,051.493
1999                                                               12.464044                12.759601              27,275.103
2000                                                               12.759601                14.327119              25,292.587
---------------------------------------------------------------------------------------------------------------------------------
Income & Value
1998                                                              $12.500000               $13.179250               1,854.886
1999                                                              $13.179250                 14.18104               1,701.854
2000                                                                14.18104                14.788189               1,431.801
---------------------------------------------------------------------------------------------------------------------------------
Balanced
1998                                                              $12.500000               $13.203432                 914.156
1999                                                               13.203432                12.856009               1,912.865
2000                                                               12.856009                11.583489               2,014.739
---------------------------------------------------------------------------------------------------------------------------------
High Yield
1998                                                              $12.500000               $12.279967               2,098.051
1999                                                               12.279967                13.130722               2,176.489
2000                                                               13.130722                11.878374               1,643.248
---------------------------------------------------------------------------------------------------------------------------------
Strategic Bond
1998                                                              $12.500000               $12.280627                 147.794
1999                                                               12.280627                12.428556                 315.740
2000                                                               12.428556                13.262545                   6.667
---------------------------------------------------------------------------------------------------------------------------------
Global Bond
1998                                                              $12.500000               $13.080198                   0.000
1999                                                               13.080198                12.085889                   0.000
2000                                                               12.085889                12.212091                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Total Return
1999                                                              $12.500000                12.349038                   0.000
2000                                                               12.349038                13.634669                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond
1998                                                              $12.500000               $13.269922                  87.491
1999                                                               13.269922                12.902584               1,629.528
2000                                                               12.902584                14.027435                 693.426
---------------------------------------------------------------------------------------------------------------------------------
Diversified Bond
1998                                                              $12.500000               $13.161158                 139.729
1999                                                               13.161158                13.123588                 543.569
2000                                                               13.123588                14.387750                   6.302
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities
1998                                                              $12.500000               $13.159699               4,840.536
1999                                                               13.159699                12.999097               4,333.170
2000                                                               12.999097                14.321813                 603.299
---------------------------------------------------------------------------------------------------------------------------------
Money Market
1998                                                              $12.500000               $12.872909               4,306.330
1999                                                               12.872909                13.331106              78,626.678
2000                                                               13.331106                14.026504              54,560.354
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Index
2000                                                              $12.500000               $11.668507                   0.000
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
International Index
2000                                                              $12.500000               $11.236763                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index
2000                                                              $12.500000               $13.354538                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index
2000                                                              $12.500000               $11.211599                   0.000
---------------------------------------------------------------------------------------------------------------------------------
500 Index
2000                                                              $12.500000               $11.270447                   0.000
---------------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000
1998                                                              $12.500000               $11.895710                 363.913
1999                                                               11.895710                13.497935                1,565669
2000                                                               13.497935                12.728218               1,966.490
---------------------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820
1998                                                              $12.500000               $12.159849               5,302.697
1999                                                               12.159849                14.033145               5,144.277
2000                                                               14.033145                13.529644               5,139.431
---------------------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640
1998                                                              $12.500000               $12.282889               6,978.000
1999                                                               12.282889                13.671696              11,201.806
2000                                                               13.671696                13.929909              16,881.644
---------------------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460
1998                                                              $12.500000               $12.868825               5,852.516
1999                                                               12.868825                13.746687              11,142.295
2000                                                               13.746687                14.242240              10,111.608
---------------------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280
1998                                                              $12.500000               $13.175636                2240.611
1999                                                               13.175636                13.593172               2,571.768
2000                                                               13.593172                14.547877               2,195.532
---------------------------------------------------------------------------------------------------------------------------------



*Units under this series of contracts were first credited under the sub-accounts on March 30, 1998 except in the following instances:



- Small Company Blend, Mid Cap Stock, International Value, U.S. Large Cap Value and Total Return Trusts where units were first credited on May 1, 1999.



- Internet Technologies, Dynamic Growth, Tactical Allocation, Small Cap Index, International Index, Mid Cap Index, Total Stock Market Index and 500 Index where units were first credited on May 1, 2000.



-        Capital Appreciation Trust where units were first credited on November
         1, 2000.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

  THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A


                                       OF


            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


                      FLEXIBLE PAYMENT DEFERRED COMBINATION
                      FIXED AND VARIABLE ANNUITY CONTRACTS
                                NON-PARTICIPATING


         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of North America at the mailing address of the Annuity Service Office, P.O. Box 9230, Boston, Massachusetts 02205-9230 or telephoning (800) 344-1029.

         The date of this Statement of Additional Information is May 1, 2000.

            The Manufacturers Life Insurance Company of North America
                         500 Boylston Street, Suite 400
                        Boston, Massachusetts 02116-3739
                                 (617) 663-3000
                                 (800) 344-1029

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



General Information and History ..................................
Performance Data .................................................
Services
       Independent Auditors ......................................
       Servicing Agent ...........................................
       Principal Underwriter .....................................
Audited Financial Statements .....................................

                         GENERAL INFORMATION AND HISTORY

         The Manufacturers Life Insurance Company of North America Separate Account A ("VARIABLE ACCOUNT") is a separate investment account of The Manufacturers Life Insurance Company of North America ("WE" or "US"). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 500 Boylston Street, Boston, Massachusetts 02116-3739. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

         Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                PERFORMANCE DATA

         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both :

         -        redemption at the end of the time period, and

         -        not assuming redemption at the end of the time period.

Standardized figures include total return figures from:

         - the inception date of the sub-account of the Variable Account which invests in the portfolio, or

         -        ten years, whichever period is shorter.

Non-standardized figures include total return numbers from:

         -        inception date of the portfolio, or

         -        ten years, whichever period is shorter.

         Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods, and where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

         In calculating standardized return figures, all recurring charges (all asset charges - mortality and expense risk fees, administrative fees, and distribution fees) are reflected, and the asset charges are reflected in changes in unit values. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period and do not reflect deduction of the annual contract fee. We believe such non-standardized figures not reflecting redemptions at the end of the time period are useful to owners who wish to assess the performance of an ongoing contract of the size that is meaningful to the individual owner.

         For total return figures quoted for periods prior to the commencement of the offering of the contract, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by us, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc.)

                                 PRIOR CONTRACT
                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 2000



                                                                                     SINCE INCEPTION
                                                                                      OR 10 YEARS,            INCEPTION
  PORTFOLIO                                     1 YEAR                 5 YEAR         WHICHEVER IS SHORTER       DATE(A)
-----------------------------------------------------------------------------------------------------------------------
Internet Technologies                           N/A                      N/A               -44.06%             05/01/00
Pacific Rim Emerging Markets                 -24.98%                     N/A                -7.05%             01/01/97
Science & Technology                         -34.61%                     N/A                19.02%             01/01/97
International Small Cap                      -29.74%                     N/A                 9.28%             03/04/96
Aggressive Growth                              2.21%                     N/A                 8.22%             01/01/97
Emerging Small Company                        -5.04%                     N/A                16.94%             01/01/97
Small Company Blend                          -20.38%                     N/A                 0.97%             05/03/99
Dynamic Growth                                  N/A                      N/A               -36.48%             05/01/00
Mid Cap Stock                                 -4.71%                     N/A                -2.87%             05/03/99
All Cap Growth                               -11.49%                     N/A                14.75%             03/04/96
Overseas                                     -19.37%                    5.68%                5.73%             01/09/95
International Stock                          -17.23%                     N/A                 4.89%             01/01/97
International Value                           -7.19%                     N/A                -2.66%             05/03/99
Capital Appreciation                            N/A                      N/A               -12.44%             11/01/00
Strategic Opportunities (C)                   -7.10%                   12.24%               13.52%(B)          06/18/85
Global Equity                                 11.35%                   11.03%               10.06%(B)          03/18/88
Growth                                       -27.88%                     N/A                11.69%             07/15/96
Large Cap Growth                             -14.92%                   10.35%               10.76%(B)          08/03/89
Quantitative Equity                            5.50%                     N/A                19.85%             01/01/97
Blue Chip  Growth                             -3.51%                   17.80%               12.15%             12/11/92
Real Estate Securities                        24.78%                     N/A                 2.97%             01/01/97
Small Company Value                            5.13%                     N/A                 0.17%             10/01/97
Value                                         23.64%                     N/A                 8.69%             01/01/97
Tactical Allocation                             N/A                      N/A                -3.62%             05/01/00
Growth & Income                               -7.85%                   16.73%               14.34%             04/23/91
U.S. Large Cap Value                           2.00%                     N/A                 2.35%             05/03/99

Equity-Income                                 12.14%                   13.52%               12.79%             02/19/93
Income & Value                                 4.14%                    9.70%                9.96%(B)          08/03/89
Balanced                                     -10.04%                     N/A                 3.60%             01/01/97
High Yield                                    -9.68%                     N/A                 2.24%             01/01/97
Strategic Bond                                 6.57%                    6.09%                6.05%             02/19/93
Global Bond                                    0.90%                    2.43%               5.76%(B)           03/18/88
Total Return                                  10.07%                     N/A                 4.76%             05/03/99
Investment Quality Bond                        8.58%                    4.53%               6.32%(B)           06/18/85
Diversified Bond                               9.49%                    6.85%               7.84%(B)           08/03/89
U.S. Government Securities                    10.03%                    4.82%               5.96%(B)           03/18/88
Money Market                                   5.08%                    4.06%               3.57%(B)           06/18/85
Small Cap Index                                 N/A                      N/A               -6.79%              05/01/00
International Index                             N/A                      N/A              -10.24%              05/01/00
Mid Cap Index                                   N/A                      N/A                6.70%              05/01/00
Total Stock Market Index                        N/A                      N/A              -10.44%              05/01/00
500 Index                                       N/A                      N/A               -9.97%              05/01/00
Lifestyle Aggressive 1000                     -5.84%                     N/A                4.99%              01/07/97
Lifestyle Growth 820                          -3.73%                     N/A                7.07%              01/07/97
Lifestyle Balanced 640                         1.75%                     N/A                7.53%              01/07/97
Lifestyle Moderate 460                         3.46%                     N/A                7.79%              01/07/97
Lifestyle Conservative 280                     6.88%                     N/A                7.46%              01/07/97


(A) Inception date of the sub-account of the Variable Account which invests in the portfolio.


(B)      10 year average annual return.



(C)      Formerly, Mid Cap Blend.

                                 PRIOR CONTRACT
            NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES (C)
                       CALCULATED AS OF DECEMBER 31, 2000



                                                                                         SINCE INCEPTION
                                                                                           OR 10 YEARS,            INCEPTION
   PORTFOLIO                                   1 YEAR                   5 YEAR         WHICHEVER IS SHORTER           DATE
----------------------------------------------------------------------------------------------------------------------------
Internet Technologies                            N/A                      N/A                -44.06%                05/01/00
Pacific Rim Emerging  Markets(A)               -24.98%                  -4.25%                -2.83%                10/04/94
Science & Technology                           -34.61%                    N/A                 19.02%                01/01/97
International Small Cap                        -29.74%                    N/A                  9.28%                03/04/96
Aggressive Growth                                2.21%                    N/A                  8.22%                01/01/97
Emerging Small Company                          -5.04%                    N/A                 16.94%                01/01/97
Small Company Blend                            -20.38%                    N/A                  0.97%                05/03/99
Dynamic Growth                                   N/A                      N/A                -36.48%                05/01/00
Mid Cap Stock                                   -4.71%                    N/A                 -2.87%                05/03/99
All Cap Growth                                 -11.49%                    N/A                 14.75%                03/04/96
Overseas                                       -19.37%                   5.68%                 5.73%                01/09/95
International Stock                            -17.23%                    N/A                  4.89%                01/01/97
International Value                             -7.19%                    N/A                 -2.66%                05/03/99
Capital Appreciation                             N/A                      N/A                -12.44%                11/01/00
Strategic Opportunities (D)                     -7.10%                  12.24%                13.52%(B)             06/18/85
Global Equity                                   11.35%                  11.03%                10.06%(B)             03/18/88
Growth                                         -27.88%                    N/A                 11.69%                07/15/96
Large Cap Growth                               -14.92%                  10.35%                10.76%(B)             08/03/89
Quantitative  Equity(A)                          5.50%                  19.05%                15.84%(B)             04/30/87
Blue Chip  Growth                               -3.51%                  17.80%                12.15%                12/11/92
Real Estate  Securities(A)                      24.78%                   7.92%                12.45%(B)             04/30/87
Small Company Value                              5.13%                    N/A                  0.17%                10/01/97
Value                                           23.64%                    N/A                  8.69%                01/01/97
Tactical Allocation                              N/A                      N/A                 -3.62%                05/01/00
Growth & Income                                 -7.85%                  16.73%                14.34%                04/23/91
U.S. Large Cap Value                             2.00%                    N/A                  2.35%                05/03/99
Equity-Income                                   12.14%                  13.52%                12.79%                02/19/93

Income & Value                                   4.14%                   9.70%                 9.96%(B)             08/03/89
Balanced                                       -10.04%                    N/A                  3.60%                01/01/97
High Yield                                      -9.68%                    N/A                  2.24%                01/01/97
Strategic Bond                                   6.57%                   6.09%                 6.05%                02/19/93
Global Bond                                      0.90%                   2.43%                 5.76%(B)             03/18/88
Total Return                                    10.07%                    N/A                  4.76%                05/03/99
Investment Quality Bond                          8.58%                   4.53%                6.32%(B)              06/18/85
Diversified Bond                                 9.49%                   6.85%                7.84%(B)              08/03/89
U.S. Government Securities                      10.03%                   4.82%                5.96%(B)              03/18/88
Money Market                                     5.08%                   4.06%                3.57%(B)              06/18/85
Small Cap Index                                  N/A                      N/A                -6.79%                 05/01/00
International Index                              N/A                      N/A               -10.24%                 05/01/00
Mid Cap Index                                    N/A                      N/A                 6.70%                 05/01/00
Total Stock Market Index                         N/A                      N/A               -10.44%                 05/01/00
500 Index                                        N/A                      N/A                -9.97%                 05/01/00
Lifestyle Aggressive 1000                       -5.84%                    N/A                 4.99%                 01/07/97
Lifestyle Growth 820                            -3.73%                    N/A                 7.07%                 01/07/97
Lifestyle Balanced 640                           1.75%                    N/A                 7.53%                 01/07/97
Lifestyle Moderate 460                           3.46%                    N/A                 7.79%                 01/07/97
Lifestyle Conservative 280                       6.88%                    N/A                 7.46%                 01/07/97



(A) Performance for each of these sub-accounts is based upon the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance for each of these sub-accounts is based on the historical performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.



(B)      10 year average annual return.



(C) Performance is the same regardless of whether redemption occurs at the end of the time period.



(D)      Formerly, Mid Cap Blend

                                  NEW CONTRACT
                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 2000



                                                                                SINCE INCEPTION
                                                                                  OR 10 YEARS,          INCEPTION
    PORTFOLIO                                  1 YEAR        5 YEAR           WHICHEVER IS SHORTER        DATE(A)
-----------------------------------------------------------------------------------------------------------------
Internet Technologies                         N/A              N/A                 -43.93%               05/01/00
Pacific Rim Emerging Markets                -24.71%            N/A                  -6.45%               01/01/97
Science & Technology                        -34.36%            N/A                  19.66%               01/01/97
International Small Cap                     -29.48%            N/A                   9.91%               03/04/96
Aggressive Growth                             2.54%            N/A                   8.84%               01/01/97
Emerging Small Company                       -4.73%            N/A                  17.59%               01/01/97
Small Company Blend                         -20.10%            N/A                   1.45%               05/03/99
Dynamic Growth                                 N/A             N/A                 -36.35%               05/01/00
Mid Cap Stock                                -4.40%            N/A                  -2.37%               05/03/99
All Cap Growth                              -11.19%            N/A                  15.40%               03/04/96
Overseas                                    -19.09%           6.30%                  6.36%               01/09/95
International Stock                         -16.94%            N/A                   5.49%               01/01/97
International Value                          -6.88%            N/A                  -2.17%               05/03/99
Capital Appreciation                           N/A             N/A                 -12.30%               11/01/00
Strategic Opportunities (C)                  -6.79%          12.88%                 14.19%(B)            06/18/85
Small Company Value                           5.46%            N/A                   0.79%               10/01/97
Global Equity                                11.69%          11.67%                 10.72%(B)            03/18/88
Growth                                      -27.61%            N/A                  12.31%               07/15/96
Large Cap Growth                            -14.63%          10.99%                 11.41%(B)            08/03/89
Quantitative Equity                           5.83%            N/A                  20.50%               01/01/97
Blue Chip  Growth                            -3.20%          18.45%                 12.83%               12/11/92
Real Estate Securities                       25.14%            N/A                   3.58%               01/01/97
Real Estate Securities                       25.14%            N/A                   3.58%               01/01/97
Value                                        24.01%            N/A                   9.31%               01/01/97
Tactical Allocation                            N/A             N/A                  -3.48%               05/01/00
Growth & Income                              -7.54%          17.38%                 15.01%               04/23/91
U.S. Large Cap Value                          2.32%            N/A                   2.85%               05/03/99

Equity-Income                                12.49%          14.17%                 13.45%               02/19/93
Income & Value                                4.47%          10.34%                 10.62%(B)            08/03/89
Balanced                                     -9.74%            N/A                    4.19%              01/01/97
High Yield                                   -9.38%            N/A                    2.84%              01/01/97
Strategic Bond                                6.90%           6.72%                  6.70%               02/19/93
Global Bond                                   1.23%           3.04%                  6.40%(B)            03/18/88
Total Return                                 10.41%            N/A                   5.27%               05/03/99
Investment Quality Bond                       8.91%           5.16%                  6.97%(B)            06/18/85
Diversified Bond                              9.83%           7.48%                  8.49%(B)            08/03/89
U.S. Government Securities                   10.37%           5.45%                  6.61%(B)            03/18/88
Money Market                                  5.41%           4.68%                  4.23%(B)            06/18/85
Small Cap Index                                N/A             N/A                  -6.65%               05/01/00
International Index                            N/A             N/A                 -10.11%               05/01/00
Mid Cap Index                                  N/A             N/A                   6.84%               05/01/00
Total Stock Market Index                       N/A             N/A                 -10.31%               05/01/00
500 Index                                      N/A             N/A                  -9.84%               05/01/00
Lifestyle Aggressive 1000                    -5.53%            N/A                   5.59%               01/07/97
Lifestyle Growth 820                         -3.41%            N/A                   7.68%               01/07/97
Lifestyle Balanced 640                        2.07%            N/A                   8.14%               01/07/97
Lifestyle Moderate 460                        3.79%            N/A                   8.40%               01/07/97
Lifestyle Conservative 280                    7.22%            N/A                   8.08%               01/07/97


(A) Inception date of the sub-account of the Variable Account which invests in the portfolio.

(B)      10 year average annual return.


(C)      10 year average annual return.

                                  NEW CONTRACT
             NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES (C)
                       CALCULATED AS OF DECEMBER 31, 2000


                                                                              SINCE INCEPTION
                                                                                OR 10 YEARS,           INCEPTION
    PORTFOLIO                                1 YEAR         5 YEAR           WHICHEVER IS SHORTER         DATE
---------------------------------------------------------------------------------------------------------------
Internet Technologies                         N/A             N/A                 -43.93%              05/01/00
Pacific Rim Emerging  Markets(A)            -24.71%          -3.99%                -2.46%              10/04/94
Science & Technology                        -34.36%           N/A                  19.66%              01/01/97
International Small Cap                     -29.48%           N/A                   9.91%              03/04/96
Aggressive Growth                             2.54%           N/A                   8.84%              01/01/97
Emerging Small Company                       -4.73%           N/A                  17.59%              01/01/97
Small Company Blend                         -20.10%           N/A                   1.45%              05/03/99
Dynamic Growth                                N/A             N/A                 -36.35%              05/01/00
Mid Cap Stock                                -4.40%           N/A                  -2.37%              05/03/99
All Cap Growth                              -11.19%           N/A                  15.40%              03/04/96
Overseas                                    -19.09%          6.30%                  6.36%              01/09/95
International Stock                         -16.94%           N/A                   5.49%              01/01/97
International Value                          -6.88%           N/A                  -2.17%              05/03/99
Capital Appreciation                          N/A             N/A                 -12.30%              11/01/00
Strategic Opportunities(D)                   -6.79%         12.88%                 14.19%(B)           06/18/85
Global Equity                                11.69%         11.67%                 10.72%(B)           03/18/88
Growth                                      -27.61%           N/A                  12.31%              07/15/96
Large Cap Growth                            -14.63%         10.99%                 11.41%(B)           08/03/89
Quantitative  Equity(A)                       5.83%         19.28%                 16.30%(B)           04/30/87
Blue Chip  Growth                            -3.20%         18.45%                 12.83%              12/11/92
Real Estate  Securities(A)                   25.14%          8.15%                 12.89%(B)           04/30/87
Small Company Value                           5.46%           N/A                   0.79%              10/01/97
Value                                        24.01%           N/A                   9.31%              01/01/97
Tactical Allocation                           N/A             N/A                  -3.48%              05/01/00
Growth & Income                              -7.54%         17.38%                 15.01%              04/23/91
U.S. Large Cap Value                          2.32%           N/A                   2.85%              05/03/99
Equity-Income                                12.49%         14.17%                 13.45%              02/19/93

Income & Value                                4.47%         10.34%                 10.62%(B)           08/03/89
Balanced                                     -9.74%           N/A                   4.19%              01/01/97
High Yield                                   -9.38%           N/A                   2.84%              01/01/97
Strategic Bond                                6.90%          6.72%                  6.70%              02/19/93
Global Bond                                   1.23%          3.04%                  6.40%(B)           03/18/88
Total Return                                 10.41%           N/A                   5.27%              05/03/99
Investment Quality Bond                       8.91%          5.16%                 6.97%(B)            06/18/85
Diversified Bond                              9.83%          7.48%                 8.49%(B)            08/03/89
U.S. Government Securities                   10.37%          5.45%                 6.61%(B)            03/18/88
Money Market                                  5.41%          4.68%                 4.23%(B)            06/18/85
Small Cap Index                                N/A            N/A                 -6.65%               05/01/00
International Index                            N/A            N/A                -10.11%               05/01/00
Mid Cap Index                                  N/A            N/A                  6.84%               05/01/00
Total Stock Market Index                       N/A            N/A                -10.31%               05/01/00
500 Index                                      N/A            N/A                 -9.84%               05/01/00
Lifestyle Aggressive 1000                    -5.53%           N/A                  5.59%               01/07/97
Lifestyle Growth 820                         -3.41%           N/A                  7.68%               01/07/97
Lifestyle Balanced 640                        2.07%           N/A                  8.14%               01/07/97
Lifestyle Moderate 460                        3.79%           N/A                  8.40%               01/07/97
Lifestyle Conservative 280                    7.22%           N/A                  8.08%               01/07/97



(A) Performance for each of these sub-accounts is based upon the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance for each of these sub-accounts is based on the historical performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.



(B)      10 year average annual return.



(C) Performance is the same regardless of whether redemption occurs at the end of the time period.



(D)      Formerly, Mid Cap Blend.




                                    * * * * *

         In addition to the non-standardized returns quoted above, each of the sub-accounts may from time to time quote aggregate non-standardized total returns calculated in the same manner as set forth above for other time periods. From time to time the Trust may include in its advertising and sales literature general discussions of economic theories, including but not limited to, discussions on how demographic and political trends can affect the financial markets. Further, the Trust may also include in its advertising and sales literature specific information on each of the Trust's subadvisers, including but not limited to, research capabilities of a subadviser, assets under management, information relating to other clients of a subadviser, and other generalized information.

                                    SERVICES

INDEPENDENT AUDITORS

         The audited consolidated financial statements of the Company at December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000 and for the Variable Account at December 31, 2000 and for the two years in the period ended December 31, 2000 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

SERVICING AGENT

         Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

         -        daily updates on:

                  -        accumulation unit values

                  -        variable annuity participants and transaction

                  -        agent production and commissions;

         -        semimonthly commission statements;

         - monthly summaries of agent production and daily transaction reports;

         -        semiannual statements for contract owners; and

         -        annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER


         Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial Services, Inc., a Delaware limited liability company controlled by us, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to MSS in 2000, 1999 and 1998 were $251,409,183, $183,494,116 and $122,828,714, respectively. MSS did not retain any of these amounts during such periods.

                       FINANCIAL STATEMENTS AND SCHEDULES
                        THE MANUFACTURERS LIFE INSURANCE
                            COMPANY OF NORTH AMERICA

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                       WITH REPORT OF INDEPENDENT AUDITORS

                                    CONTENTS




Report of Independent Auditors.........................................2
Audited Consolidated Financial Statements
     Consolidated Balance Sheets.......................................3
     Consolidated Statements of Income.................................4
     Consolidated Statements of Changes in Shareholder's Equity........5
     Consolidated Statements of Cash Flows.............................6
     Notes to Consolidated Financial Statements........................7



                         Report of Independent Auditors



The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of North America


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of North America ("the Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of North America at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.




                                           /s/ Ernst & Young LLP

Boston, Massachusetts

March 9, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED BALANCE SHEETS


AS AT DECEMBER 31
ASSETS  ($ thousands)                                                               2000                           1999
                                                                      ------------------                ---------------

INVESTMENTS:
Fixed-maturity securities available-for-sale, at fair value
(amortized cost:  2000 $136,568; 1999 $156,382)                       $          136,739                $       152,922
Short-term investments                                                            48,200                         41,311
Policy loans                                                                       8,961                          7,049
                                                                      ------------------                ---------------
            TOTAL INVESTMENTS                                         $          193,900                $       201,282
                                                                      ------------------                ---------------
Cash and cash equivalents                                             $           11,751                $        27,790
Accrued investment income                                                          2,504                          2,630
Deferred acquisition costs                                                       905,802                        655,294
Federal income tax recoverable from affiliates                                    13,459                              -
Other assets                                                                      32,905                         19,341
Receivable for undelivered securities                                              6,700                              -
Due from reinsurers                                                              738,856                        797,746
Separate account assets                                                       16,813,984                     16,022,215
                                                                      ------------------                ---------------
TOTAL ASSETS                                                          $       18,719,861                $    17,726,298
                                                                      ==================                ===============
LIABILITIES AND SHAREHOLDER'S EQUITY ($ THOUSANDS)
LIABILITIES:
Policyholder liabilities and accruals                                 $          876,243                $       937,510
Payable to affiliates                                                             16,029                         10,267
Notes payable to affiliates                                                      442,000                        311,100
Deferred income taxes                                                             55,813                         46,533
Other liabilities                                                                 50,958                         61,430
Separate account liabilities                                                  16,813,984                     16,022,215
                                                                      ------------------                ---------------
TOTAL LIABILITIES                                                     $       18,255,027                $    17,389,055
                                                                      ------------------                ---------------
SHAREHOLDER'S EQUITY:
Common stock                                                          $            2,601                $         2,600
Additional paid-in capital                                                       260,101                        207,102
Retained earnings                                                                202,596                        130,145
Accumulated other comprehensive loss                                                (464)                        (2,604)
                                                                      ------------------                ---------------
TOTAL SHAREHOLDER'S EQUITY                                            $          464,834                $       337,243
                                                                      ------------------                ---------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $       18,719,861                $    17,726,298
                                                                      ==================                ===============


The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED STATEMENTS OF INCOME



FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                            2000                       1999                   1998
                                                               ---------------            ---------------           ------------
REVENUES:
      Fees from separate accounts and policyholder funds       $       276,173            $       218,231           $    166,498
      Advisory fees and other distribution revenues                    166,972                    122,662                 94,821
      Premiums                                                             258                        175                      -
      Net investment income                                             13,018                     12,721                 12,178
      Net realized investment (losses) gains                            (1,344)                      (266)                   719
                                                               ---------------            ---------------           ------------
TOTAL REVENUE                                                  $       455,077            $       353,523           $    274,216
                                                               ===============            ===============           ============
BENEFITS AND EXPENSES:
      Policyholder benefits and claims                         $        10,336            $         6,735           $      4,885
      Amortization of deferred acquisition costs                       110,117                     44,554                 53,499
      Selling and administrative expenses                               78,579                     66,589                 47,560
      Subadvisory fees                                                  80,122                     53,118                 38,701
      General operating expenses                                       117,474                     89,969                 61,860
                                                               ---------------            ---------------           ------------
TOTAL BENEFITS AND EXPENSES                                    $       396,628            $       260,965           $    206,505
                                                               ===============            ===============           ============
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
                                                               $        58,449            $        92,558           $     67,711
                                                               ---------------            ---------------           ------------
INCOME TAX (BENEFIT) EXPENSE                                   $       (14,002)           $        32,706           $     23,873
                                                               ---------------            ---------------           ------------
NET INCOME FROM CONTINUING OPERATIONS                          $        72,451            $        59,852           $     43,838
                                                               ---------------            ---------------           ------------
Discontinued operations:
      Gain on disposal, net of income tax                      $             -            $             -           $        582
                                                               ---------------            ---------------           ------------
NET INCOME                                                     $        72,451            $        59,852           $     44,420
                                                               ===============            ===============           ============

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                            ACCUMULATED
                                                                                               OTHER                  TOTAL
                                    COMMON          ADDITIONAL           RETAINED          COMPREHENSIVE           SHAREHOLDER'S
($ thousands)                        STOCK        PAID-IN CAPITAL        EARNINGS          (LOSS) INCOME              EQUITY
                                    -------       ---------------       ----------         -------------          --------------
BALANCE, JANUARY 1, 1998            $ 2,600        $    179,053         $   25,873         $      1,200          $      208,726
Comprehensive income                      -                   -             44,420                  884                  45,304
                                    -------        ------------         ----------         ------------          --------------
BALANCE, DECEMBER 31, 1998          $ 2,600        $    179,053         $   70,293         $      2,084          $      254,030
Capital contribution                      -              28,049                  -                    -                  28,049
Comprehensive income (loss)               -                   -             59,852               (4,688)                 55,164
                                    -------        ------------         ----------         ------------          --------------
BALANCE, DECEMBER 31, 1999          $ 2,600        $    207,102         $  130,145         $     (2,604)         $      337,243
                                    -------        ------------         ----------         ------------          --------------
Capital contribution                      1              52,999                  -                    -                  53,000
Comprehensive income                      -                   -             72,451                2,140                  74,591
                                    -------        ------------         ----------         ------------          --------------
BALANCE, DECEMBER 31, 2000          $ 2,601        $    260,101         $  202,596         $       (464)         $      464,834
                                    =======        ============         ==========         ============          ==============

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH
AMERICA
CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ thousands)

                                                                                          2000              1999         1998
                                                                                   ------------       -----------   ----------
OPERATING ACTIVITIES:
Net income                                                                         $     72,451       $    59,852   $   44,420
Adjustments to reconcile net income to net cash used in operating activities:
      Amortization of bond discount and premium                                              82               747          685
      Benefits to policyholders                                                          10,336             6,735        4,885
      Provision for deferred income tax                                                   8,877            24,269        6,872
      Net realized investment losses (gains)                                              1,344               266         (719)
      Amortization of deferred acquisition costs                                        110,117            44,554       53,499
      Policy acquisition costs deferred                                                (361,730)         (248,483)    (138,527)
      Changes in assets and liabilities:
            Accrued investment income                                                       126               502         (491)
            Federal income tax recoverable from affiliates                              (13,459)                -            -
            Other assets                                                                (13,564)          (12,981)       3,266
            Receivable from affiliates                                                        -                 -        4,605
            Payable to affiliates                                                         5,762             5,879        4,644
            Other liabilities                                                           (10,472)           20,741       (8,896)
                                                                                   ------------       -----------   ----------
Net cash used in  operating activities                                             $   (190,130)      $   (97,919)  $  (25,757)
                                                                                   ------------       -----------   ----------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                                  $    119,097       $    95,139   $   37,694
Fixed-maturity securities purchased                                                    (100,695)          (99,565)     (50,056)
Net change in short-term investments                                                     (6,886)           (7,237)     (19,082)
Policy loans advanced, net                                                               (1,912)           (1,874)      (1,899)
Net change in receivable for undelivered securities                                      (6,700)                -            -
                                                                                   ------------       -----------   ----------
Cash provided by (used in) investing activities                                    $      2,904       $   (13,537)  $  (33,343)
                                                                                   ------------       -----------   ----------
FINANCING ACTIVITIES:
Net reinsurance consideration                                                      $     58,890       $  (155,888)  $  (88,024)
(Decrease) increase in account balances subject to reinsurance                          (58,890)          155,888       88,024
Deposits to policyholder account balances                                                54,403            50,351       15,551
Net transfers to separate account from policyholder account balances                    (46,974)          (12,248)      (5,513)
Withdrawals from policyholder account balances                                          (20,142)           (7,326)      (5,421)
Increase in notes payable to affiliates                                                 130,900            70,100       57,464
Capital contribution by Parent                                                           53,000            28,049            -
                                                                                   ------------       -----------   ----------
Cash provided by financing activities                                              $    171,187       $   128,926   $   62,081
                                                                                   ------------       -----------   ----------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                                     (16,039)           17,470        2,981
Balance, beginning of year                                                               27,790            10,320        7,339
                                                                                   ------------       -----------   ----------
BALANCE, END OF YEAR                                                               $     11,751       $    27,790   $   10,320
                                                                                   ============       ===========   ==========

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION


         The Manufacturers Life Insurance Company of North America (hereinafter referred to as "MNA" or the "Company"), is a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (hereinafter referred to as "MWLH"). MWLH is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"); prior to June 1, 1999, MLI indirectly owned 85% of MWLH, and minority shareholders associated with MWLH owned the remaining 15%. MLI is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."


         MNA owns 100% of The Manufacturers Life Insurance Company of New York (hereinafter referred to as "MNY") and is the managing member with a 90% interest in Manufacturers Securities Services, LLC ("MSS"). MNY owns a 10% interest in MSS. MNA, MNY and MSS are hereinafter referred to collectively as "the Company."

         MNA issues individual and group annuity contracts in forty-eight states, excluding New York and New Hampshire. Prior to July 1, 1998, MNA also issued individual variable life insurance contracts. MNY issues individual and group annuity contracts and individual life insurance contracts in New York. Amounts invested in the fixed portion of the contracts are allocated to the general accounts of the Company or noninsulated separate accounts of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in shares of the various portfolios of the Manufacturers Investment Trust (hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

         MSS is the investment adviser to MIT and the principal underwriter of all variable contracts issued by MNA. MSS also acts as the principal underwriter for the variable contracts and is the exclusive distributor for all contracts issued by MNY.

2.       SIGNIFICANT ACCOUNTING POLICIES

         a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and include the accounts and operations, after intercompany eliminations, of the Company and its majority and wholly-owned subsidiaries, MSS and MNY.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

         b) RECENT ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement 133." This statement amends SFAS No. 133 to defer its effective date one year to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" - an amendment of FASB Statement No. 133. This statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. (collectively hereafter referred to as the Statement). Effective January 1, 2001, all derivative instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

         The Company has evaluated the accounting implications of SFAS No. 133 and determined that there is no current material impact on the consolidated financial statements.

         c) INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income (loss) after adjustments for deferred taxes and deferred acquisition costs. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts which are calculated using the effective-interest method.

         For the asset-backed securities portion of the fixed-maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. The adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost, which approximates fair value.

         d) CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

         E) DEFERRED ACQUISITION COSTS "DAC"

         Commissions, net of commission allowances for reinsurance ceded, and other expenses which vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional nonparticipating individual insurance policies is charged to expense over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

         F) POLICYHOLDER LIABILITIES

         Policyholder liabilities equal the policyholder account value for the fixed portions of annuity, variable life and investment pension contracts with no substantial mortality risk. Account values are increased for deposits received and interest credited, and are reduced by withdrawals. For traditional nonparticipating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

         G) SEPARATE ACCOUNTS

         Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other contract owners. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

         H) REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional nonparticipating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting.

         MSS, "the Adviser", is responsible for managing the corporate and business affairs of MIT and acts as investment adviser to MIT. As compensation for its investment advisory services, the Adviser receives advisory fees based on the daily average net assets of the portfolios. The Adviser, as part of its advisory services, is responsible for selecting and compensating subadvisers to manage the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Board of Trustees of MIT. Subadviser compensation for MIT is included in other insurance expenses.

         I) POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

         J) FINANCING AGREEMENTS

         The Company has entered into various financing agreements with reinsurers and an affiliated company. All assets and liabilities related to these contracts are reported on a gross basis. Due to the nature of the Company's products, these agreements are accounted for under the deposit method, whereby the net premiums paid to the reinsurers are recorded as deposits.

         K) INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.


         L) RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

         A) FIXED-MATURITY SECURITIES

         At December 31, 2000, the amortized cost and fair value of fixed-maturity securities available for sale are summarized as follows:

                                                                            GROSS              GROSS
                                                                          UNREALIZED         UNREALIZED
         AS AT DECEMBER 31                        AMORTIZED COST            GAINS              LOSSES               FAIR VALUE
         ($ thousands)                           2000        1999      2000       1999     2000         1999      2000      1999
                                             ----------   ---------  -------    -------   -------    --------   -------- ---------
         U.S. government                     $   61,765   $  28,634  $   711    $    94   $   (36)   $   (740)  $ 62,440 $  27,988
         Corporate                               66,950      92,532      591        122    (1,076)     (2,486)    66,465    90,168
         Asset-backed                             6,796      28,234        6         27       (26)       (406)     6,776    27,855
         Foreign governments                          -       5,924        -         23         -           -          -     5,947
         States/political subdivisions            1,057       1,058        1          -         -         (94)     1,058       964
                                             ----------   ---------  -------    -------   -------    --------   -------- ---------
         TOTAL FIXED-MATURITY SECURITIES     $  136,568   $ 156,382  $ 1,309    $   266   $(1,138)   $ (3,726)  $136,739 $ 152,922
                                             ==========   =========  =======    =======   =======    ========   ======== =========

         Proceeds from sales of fixed-maturity securities during 2000 were $54,472 (1999, $81,874; 1998, $23,780).

         The contractual maturities of fixed-maturity securities at December 31, 2000 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                    AMORTIZED COST                 FAIR VALUE
                                                          --------------                 ----------
         FIXED-MATURITY SECURITIES
            One year or less                                 $ 62,521                     $ 62,568
            Greater than 1; up to 5 years                      36,316                       36,663
            Greater than 5; up to 10 years                     18,372                       18,698
            Due after 10 years                                 12,563                       12,034
            Asset-backed securities                             6,796                        6,776
                                                             --------                     --------
         TOTAL FIXED-MATURITY SECURITIES                     $136,568                     $136,739
                                                             ========                     ========

         Fixed-maturity securities with a fair value of $6,290 and $6,108 at December 31, 2000 and 1999, respectively, were on deposit with, or in custody accounts on behalf of, state insurance departments to satisfy regulatory requirements.

         B) INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS

         Income by type of investment was as follows:

            FOR THE YEARS ENDED DECEMBER 31
            ($ thousands)                                                               2000          1999             1998
                                                                                    --------       -------          -------
            Fixed-maturity securities                                               $  9,376       $ 9,945         $  9,904
            Short-term investments                                                     4,897         2,960            2,503
            Other invested assets                                                          -             -               19
                                                                                    --------       -------         --------
            Gross investment income                                                   14,273        12,905           12,426
                                                                                    --------       -------         --------
            Investment expenses                                                       (1,255)         (184)            (248)
                                                                                    --------       -------         --------
            NET INVESTMENT INCOME                                                   $ 13,018       $12,721         $ 12,178
                                                                                    ========       =======         ========

         The gross realized gains and losses on the sales of investments were as follows:

            FOR THE YEARS ENDED DECEMBER 31
            ($ thousands)                                                               2000          1999             1998
                                                                                    --------       -------         --------
            Fixed-maturity securities:
              Gross realized gains                                                  $    245      $    311         $    724
              Gross realized losses                                                   (1,589)         (577)              (5)
                                                                                    --------      --------         --------
            NET REALIZED (LOSS) GAIN                                                $ (1,344)     $   (266)        $    719
                                                                                    ========      ========         ========

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

            FOR THE YEARS ENDED DECEMBER 31
            ($ thousands)                                                               2000          1999             1998
                                                                                    --------       -------          -------
              NET INCOME                                                            $ 72,451       $59,852         $ 44,420
                                                                                    ---------      -------          -------
              OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
                 Unrealized holding gains (losses) arising during the period           1,266        (4,861)           1,351
                 Less:
                 Reclassification adjustment for realized (losses) gains included
                        in net income                                                   (874)         (173)             467
                                                                                    ---------      -------          -------
              Other comprehensive income (loss)                                        2,140        (4,688)             884
                                                                                    ---------      -------          -------
              COMPREHENSIVE INCOME                                                  $  74,591      $55,164          $45,304
                                                                                    =========      =======          =======

         Other comprehensive income (loss) is reported net of income tax expense (benefit) of $403, $(1,513), and $476 for 2000, 1999 and 1998,
         respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                             2000           1999             1998
                                                                                ----------     ----------        ---------
         Balance at January 1                                                   $  655,294     $  449,332        $ 364,983
         Capitalization                                                            361,730        248,483          138,527
         Amortization                                                             (110,117)       (44,554)         (53,499)
         Effect of net unrealized (gains) losses on securities
            available-for-sale                                                      (1,105)         2,033             (679)
                                                                                ----------     ----------        ---------
         BALANCE AT DECEMBER 31                                                 $  905,802     $  655,294        $ 449,332
                                                                                ==========     ==========        =========

6.       INCOME TAXES

         The components of income tax (benefit) expense from continuing operations were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                               2000          1999             1998
                                                  ---------       -------          --------
         Current (benefit) expense                $ (22,879)      $ 8,437          $ 17,001
         Deferred expense                             8,877        24,269             6,872
                                                  ---------       -------          --------
         TOTAL (BENEFIT) EXPENSE                  $ (14,002)      $32,706          $ 23,873
                                                  =========       =======          ========

         Included in the current benefit for 2000 is a $27,389 one time reduction of tax expense relating to periods prior to 2000. This resulted from a new IRS technical memorandum clarifying the treatment of dividends received deduction for Separate Accounts. The tax benefit pertaining to 2000 earnings is $7,662.

         Significant components of the Company's net deferred tax liability are as follows:

         AS AT DECEMBER 31
         ($ thousands)                                                     2000                     1999
                                                                    -----------             ------------
         DEFERRED TAX ASSETS:
            Financing arrangements                                  $        52             $        136
            Unrealized losses on securities available-for-sale              158                    1,048
            Net operating loss carryforwards                             29,767                        -
            Net capital loss carryforwards                                  540                        -
                                                                    -----------             ------------
         Gross deferred tax assets                                       30,517                    1,184
             Valuation allowance                                           (171)                    (657)
                                                                    -----------             ------------
         Net deferred tax assets                                         30,346                      527
                                                                    -----------             ------------
         DEFERRED TAX LIABILITIES:
            Deferred acquisition costs                                  (82,304)                 (43,559)
            Other                                                        (3,855)                  (3,501)
                                                                    -----------             ------------
         Total deferred tax liabilities                                 (86,159)                 (47,060)
                                                                    -----------             ------------
         NET DEFERRED TAX LIABILITY                                 $   (55,813)            $    (46,533)
                                                                    ===========             ============

         As of December 31, 2000, the Company had unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against capital gains. The Company believes that it is more likely than not that it will be unable to realize the benefit of the full deferred tax asset related to the net unrealized capital losses. The Company has, therefore, established a valuation allowance for the amount in excess of the available capital gains. The Company believes that it will realize the full benefit of its remaining deferred tax assets.

         The Company is a member of the MWLH-affiliated group, filing a consolidated federal income tax return. MNA and MNY file separate state income tax returns. The method of allocation between the companies is subject to a written tax-sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability (computed on a separate-return basis) bears to the tax liability of the consolidated group. The tax charge to MNA or MNY will not be more than either company would have paid on a separate-return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which are settled periodically.

         The Company received a refund of $7,221 in 2000, and made tax payments of $11,077 and $12,516 in 1999 and 1998, respectively

         At December 31, 2000, the Company has operating loss carryforwards of $85,048 that will begin to expire in 2014.

7.       FINANCING AND REINSURANCE AGREEMENTS

         The financing agreements entered into with reinsurance companies relate primarily to the products sold by MNA. Most of MNA's reinsured products are considered investment products under GAAP and as such, the reinsurance agreements are considered financing arrangements which require deposit type accounting. Under this accounting model, net premiums received by the reinsurer are recorded as deposits. Financing arrangements have been entered into primarily to improve cash flow and statutory capital.

         The Company has entered into two indemnity coinsurance agreements to reinsure 100% of all contractual liabilities arising from the fixed portion of both in-force and new variable annuity business written. Under these agreements, each reinsurer, one unaffiliated and one affiliated, receives the fixed portion of all premiums and transfers received by the Company. Each reinsurer reimburses the Company for all claims and provides expense allowances to cover commissions and other costs associated with the reinsured business.

         The Company has modified coinsurance agreements with two unaffiliated life insurance companies. The treaties cover the quota share of all elements of risk under the variable portion of certain variable annuity business. Another treaty with an unaffiliated life insurance company, recaptured in 1999, covered the variable portion of certain annuity contracts written prior to December 31, 1996.

         The Company has treaties with four reinsurers, three unaffiliated and one affiliated, to reinsure its minimum death benefit guarantee risk. In addition, the Company reinsures a portion of its risk related to waiving surrender charges at death. One of the treaties with an unaffiliated reinsurer reinsures the risk associated with the "Guaranteed Retirement Income Program". The Company is paying the reinsurers an asset-based premium, the level of which varies with both the amount of exposure to this risk and the realized experience.

         Effective July 1, 2000, MNY entered into deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. During 2000, the Company incurred $395 in reinsurance costs. The agreements have a term of fifteen years; at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

         The Company has a treaty with an unaffiliated reinsurer to reinsure a quota share of the variable portion of the Company's variable life insurance contracts. In addition, the reinsurer assumes the product's net amount at risk in excess of the Company's retention limit on a yearly renewable term basis.

         Beginning in 1998, MNY has entered into treaties with eight reinsurers, seven unaffiliated and one affiliated, to reinsure any face amounts in excess of $100 for its traditional nonparticipating insurance products. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. To date, there have been no reinsurance recoveries under these agreements.

         In the event of insolvency of a reinsurer, the Company remains primarily liable to its policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Accordingly, the Company periodically monitors the financial condition of its reinsurers.

         The Company does not participate in any reinsurance agreements in which the reinsurer may unilaterally cancel reinsurance coverage for reasons other than nonpayment of premiums or other similar credits, or a significant change in the ownership of the Company. The Company does not have any reinsurance agreements in effect under which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.       SHAREHOLDER'S EQUITY


         The Company has one class of capital stock:


         AS AT DECEMBER 31
         ($ thousands)                                                2000                   1999
                                                                 ---------               --------
         AUTHORIZED:
              3,000 Common shares, par value $1,000
         ISSUED AND OUTSTANDING:
              2,601 Common shares (2,600 in 1999)                $   2,601               $  2,600
                                                                 ---------               --------

         The Company received capital contributions from MWLH of $53,000 and $28,049 in September 2000 and December 1999, respectively.



         The net assets of MNA and MNY available to MWLH as dividends are generally limited to, and cannot be made, unless from earned statutory-basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Insurance Commissioners of the States of Delaware and New York is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

         Net (loss) income and capital and surplus, as determined in accordance with statutory accounting principles for MNA and MNY were as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                   2000                  1999                    1998
                                                    ---------              --------                --------
         MNA:
            Net (loss) income                       $ (59,077)             $ (2,524)               $ 28,067
            Net capital and surplus                   152,105               171,094                 157,940
         MNY:
            Net (loss) income                          (3,010)                  932                  (5,678)
            Net capital and surplus                    60,485                63,470                  62,881
                                                    ---------              --------                --------


         State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP in the United States followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, nonadmitted asset balances, and insurance benefit reserves.

         MNA's broker dealer subsidiary, MSS, is subject to the Securities and Exchange Commission's ("SEC") "Net Capital Rule" as defined under rule 15c3-1. At December 31, 2000, 1999 and 1998, the net capital of the broker dealer exceeded the SEC's minimum capital requirements.

9.       RELATED-PARTY TRANSACTIONS


         The Company utilized various services provided by MLI in 2000, 1999 and 1998, such as legal, personnel, investment accounting and other corporate services. The charges for these services were approximately $11,137, $11,955, and $12,662 in 2000, 1999 and 1998, respectively. At
         December 31, 2000 and 1999, the Company had a net liability to MLI for these services and interest accrued on notes payable of $16,426 and $8,341, respectively. At December 31, 2000 and 1999, the payable is offset by a receivable from MIT and MLI for expenses paid on their behalf of $370 and $434, respectively. In addition, the Company has an intercompany receivable from MWLH relating to federal income taxes of $27 at December 31, 2000 and had an intercompany payable of $2,360 at December 31, 1999.

         The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 6, 7, 8, 10, 11, 12 and 13 for additional related-party transactions).


10.      NOTES PAYABLE TO AFFILIATES AND LINES OF CREDIT

         MNA has promissory notes from The Manufacturers Life Insurance Company
         (USA) ("ManUSA") for $422,000, including an additional borrowing of $166,900 during 2000. The principal was paid down by $36,000 in September 2000 via the $53,000 capital contribution from MWLH. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus
         32.5 basis points and is payable in quarterly installments. Principal and accrued interest are payable within 45 days of demand. Accrued interest payable at December 31, 2000, 1999 and 1998 is $1,295, $834, and $419, respectively.

         MNA has a surplus note of $20,000 with interest at 8% due to ManUSA. The note and accrued interest are subordinated to payments due to policyholders and other claimants. Principal and interest payments and interest accruals can be made only upon prior approval of the Insurance Department of the State of Delaware.

         MNA and MNY have unsecured lines of credit with State Street Bank and Trust Company totaling $15,000, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advances under the lines of credit at December 31, 2000 and 1999.

         Interest expense and interest paid in 2000 were $26,860 and $26,335, respectively (1999: $15,546 and $15,250; 1998: $13,506 and $16,861).

11.      EMPLOYEE BENEFITS


         a) EMPLOYEE RETIREMENT PLAN

         The Company participates in a non-contributory pension plan; which is sponsored by the Company's indirect parent ManUSA. The Cash Balance Plan ("the Plan") provides pension benefits based on length of service and final average earnings. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Plan is a life annuity, with various optional forms available. Vested benefits are fully funded; current pension costs are funded as they accrue.

         Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs that relate to current service are charged to earnings in the current period. Experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the sponsor in 2000, 1999, or 1998 because the plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2000, the projected benefit obligation of the plan based on an assumed interest rate of 7.25% was $51,854. The fair value of plan assets is $80,982.

         The Company also participates in an unfunded supplemental cash balance plan ("the Supplemental Plan") which is sponsored by Manulife Financial for executives. This non-qualified plan provides defined pension benefits in excess of limits imposed by the law to those retiring after age 50 with 10 or more years of vesting service. This plan covers the Company employees and selected executives of MNA. Pension benefits are provided to those who terminate after 5 years of vesting service, and the pension benefit is a final average benefit based on the executive's highest 5-year average earnings. Compensation is not limited, and benefits are not restricted by the Internal Revenue Code Section 415. Contribution credits vary by service, and interest credits are a function of the 1-year U.S. Treasury Bond rate plus 0.50%, but no less than 5.25% per year. These annual contribution credits are made in respect of the participant's compensation that is in excess of the limit in Internal Revenue Code Section 401(a)(17). In addition, a one-time contribution may be made for a participant if it is determined at the time of their termination of employment that the participant's pension benefit under the Plan is limited by Internal Revenue Code
         Section 415. Together, these contributions serve to restore to the participant the benefit that he / she would have been entitled to under the Plan's benefit formula but for the limitation in Internal Revenue Code Sections 401 (a)(17) and 415.

         a) EMPLOYEE RETIREMENT PLAN (CONTINUED)

         Benefits under the Supplemental Plan are provided to participants after three years. The default form of payment under this plan is a lump sum although participants may elect to receive payment in the form of an annuity provided that such election is made within the time period prescribed in the plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

         At December 31, 2000, the projected benefit obligation to the participants of the Supplemental Plan was $21,945. This is based on an assumed interest rate of 7.25%.

         b) 401(k) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company contributed $353, $300, and $285 in 2000, 1999, and 1998, respectively.

         c) OTHER POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the postretirement benefit plan of ManUSA which provides retiree medical and life insurance benefits to those who have attained age 55 with 10 or more years of service. The plan provides the medical coverage for retirees and spouses under age 65. Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

         The postretirement benefit cost of the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, ManUSA.

12.      LEASES

         In January 1999, ManUSA entered into a new sublease agreement on behalf of the Company. In September 1999, the Company surrendered its old office space and was released from its lease commitment. The Company moved into the new office space in September 1999 with payments to the landlord commencing January 1, 2000. The free rent from September to December 1999 is being amortized over the term of the lease. In May 2000, ManUSA entered into an additional sublease agreement on behalf of the Company. The Company moved into the initial sublease premises in November 2000. It is expected that the Company will enter phase two of the sublease premises in September 2001. For the years ended December 31, 2000, 1999 and 1998, the Company incurred rent expenses of $3,922, $3,105 and, $1,617, respectively. The Company also leases various office equipment under operating lease agreements.

         The minimum lease payments associated with the office space and various office equipment under operating lease agreements are as follows:

         YEAR ENDED:                    MINIMUM LEASE PAYMENTS
         -----------                    ----------------------
             2001                                      $ 4,982
             2002                                        5,907
             2003                                        5,591
             2004                                        4,073
             2005 and after                             15,194
                                                       -------
         TOTAL                                         $35,747
                                                       =======

13.      GUARANTEE AGREEMENT

         Pursuant to a guarantee agreement, MLI unconditionally guarantees that it will, on demand, make funds available to the Company for the timely payment of contractual claims made under the fixed portion of the variable annuity contracts issued by MNA. The guarantee covers the outstanding fixed portion of variable annuity contracts, including those issued prior to the date of the guarantee agreement.

14.      DISCONTINUED OPERATIONS

         On May 6, 1997, MNA signed a letter of intent to sell its mutual fund operations. This disposal has been accounted for as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, which, among other provisions, required the plan of disposal to be carried out within one year. On October 1, 1997, the Company sold its advisory operations for North American Funds and the pre-existing deferred commission assets related to the mutual fund operations. In 1998, related to the sale, the Company received a contingent payment of $1,000, before income taxes, less an adjustment of $105 to the final settlement of the purchase price. For 1998, the Company realized a gain of $895, before applicable taxes of $313.

15.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              2000                                 1999
                                                --------------------------------    --------------------------------
($ thousands)                                   CARRYING VALUE     FAIR VALUE        CARRYING VALUE     FAIR VALUE
                                                --------------    --------------     --------------    -------------
ASSETS:
     Fixed-maturity securities                  $      136,739    $      136,739     $      152,922    $     152,922
     Short-term investments                             48,200            48,200             41,311           41,311
     Policy loans                                        8,961             8,961              7,049            7,049
     Cash and cash equivalents                          11,751            11,751             27,790           27,790
     Due from reinsurers                               738,856           738,856            797,746          797,746
     Separate account assets                        16,813,984        16,813,984         16,022,215       16,022,215
LIABILITIES:
     Policyholder liabilities and accruals      $      876,243    $      872,283      $     937,510    $     932,705
     Notes payable to affiliates                       442,000           442,000            311,100          311,100
     Separate account liabilities                   16,813,984        16,813,984         16,022,215       16,022,215

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Short-Term Investments and Cash and Cash Equivalents: Carrying values approximate fair values.

         Policy Loans: Carrying values approximate fair values.

         Due from Reinsurers: Fair value is equal to deposits made under the contract and approximates the carrying value.

         Separate Account Assets and Liabilities: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair value.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value, or the cost the Company would incur to extinguish the liability. Also, amounts due to reinsurers reflect the net reinsured cash flow related to financing agreements which is primarily a current liability. As such, fair value approximates carrying value.

         Notes Payable to Affiliates: Fair value is considered to approximate carrying value as the majority of notes payable are at variable interest rates that fluctuate with market interest rate levels.

16.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material.

17.      SUBSEQUENT EVENT

         On February 23, 2001, the Company received an additional capital contribution of $50,000 from its Parent.

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company of North America Separate Account A Years ended December 31, 2000 and 1999

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999




                                    CONTENTS

Report of Independent Auditors...............................................1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity..............................3
Statements of Operations and Changes in Contract Owners' Equity..............5
Notes to Financial Statements...............................................23

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of
  North America Separate Account A


We have audited the accompanying statement of assets, liabilities and contract owners' equity of The Manufacturers Life Insurance Company of North America Separate Account A (comprising, respectively, the Mid Cap Blend, Investment Quality Bond, Growth & Income, Blue Chip Growth, Money Market, Global Equity, Global Bond, U.S. Government Securities, Diversified Bond, Income & Value, Large Cap Growth, Equity-Income, Strategic Bond, Overseas, Growth, All Cap Growth, International Small Cap, Pacific Rim Emerging Markets, Science & Technology, Emerging Small Company, Aggressive Growth, International Stock, Quantitative Equity, Value, Real Estate Securities, Balanced, High Yield, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, Lifestyle Conservative 280, Small Company Value, International Value, Small Company Blend, Total Return, U.S. Large Cap Value, Mid Cap Stock, Tactical Allocation, Dynamic Growth, Internet Technologies, International Index, Total Stock Market Index, 500 Index, Mid Cap Index, Small Cap Index, Capital Appreciation, Basic Value Focus, Special Value Focus and Developing Capital Markets Focus Sub-Accounts) of The Manufacturers Life Insurance Company of North America as of December 31, 2000, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of North America Separate Account A at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                    /s/ ERNST & YOUNG LLP


Boston, Massachusetts

February 16, 2001

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
   Investments at market value:
     Sub-accounts held by Manufacturers Investment Trust:
       Mid Cap Blend Portfolio--69,008,057 shares (cost $1,330,717,119)                          $1,209,021,156
       Investment Quality Bond Portfolio--18,182,715 shares (cost $213,021,890)                     213,465,079
       Growth & Income Portfolio--87,557,117 shares (cost $2,302,108,779)                         2,498,880,131
       Blue Chip Growth Portfolio--77,049,054 shares (cost $1,473,309,953)                        1,550,997,448
       Money Market Portfolio--63,354,909 shares (cost $633,549,087)                                633,549,087
       Global Equity Portfolio--33,660,268 shares (cost $602,610,102)                               622,041,755
       Global Bond Portfolio--9,470,256 shares (cost $114,685,960)                                  108,150,325
       U.S. Government Securities Portfolio--15,338,643 shares (cost $202,548,816)                  208,145,380
       Diversified Bond Portfolio--14,887,365 shares (cost $156,969,518)                            155,870,716
       Income & Value Portfolio--47,173,626 shares (cost $539,365,705)                              498,153,492
       Large Cap Growth Portfolio--37,355,206 shares (cost $556,388,608)                            469,928,493
       Equity-Income Portfolio--44,647,363 shares (cost $734,131,628)                               751,415,127
       Strategic Bond Portfolio--19,808,899 shares (cost $224,626,044)                              216,511,265
       Overseas Portfolio--30,132,469 shares (cost $410,491,918)                                    358,877,712
       Growth Portfolio--30,206,069 shares (cost $706,216,431)                                      535,855,671
       All Cap Growth Portfolio--36,302,402 shares (cost $786,163,385)                              749,644,599
       International Small Cap Portfolio--13,285,420 shares (cost $307,275,073)                     217,880,895
       Pacific Rim Emerging Markets Portfolio--7,248,082 shares (cost $67,951,225)                   59,434,269
       Science & Technology Portfolio--43,037,502 shares (cost $1,352,576,523)                    1,000,191,543
       Emerging Small Company Portfolio--7,047,116 shares (cost $280,856,621)                       246,789,999
       Aggressive Growth Portfolio--18,592,794 shares (cost $357,151,135)                           332,067,294
       International Stock Portfolio--10,734,739 shares (cost $149,383,630)                         137,512,001
       Quantitative Equity Portfolio--13,277,962 shares (cost $357,517,443)                         348,679,270
       Value Portfolio--9,417,598 shares (cost $135,989,740)                                        155,202,014
       Real Estate Securities Portfolio--3,203,355 shares (cost $44,374,135)                         49,876,230
       Balanced Portfolio--5,254,534 shares (cost $95,084,084)                                       81,235,098
       High Yield Portfolio--10,434,304 shares (cost $134,632,209)                                  121,559,644
       Lifestyle Aggressive 1000 Portfolio--6,155,564 shares (cost $83,317,669)                      80,576,337
       Lifestyle Growth 820 Portfolio--25,770,981 shares (cost $358,419,163)                        350,485,343
       Lifestyle Balanced 640 Portfolio--25,577,940 shares (cost $343,458,774)                      346,325,313
       Lifestyle Moderate 460 Portfolio--10,437,385 shares (cost $140,414,517)                      135,790,373
       Lifestyle Conservative 280 Portfolio--5,799,113 shares (cost $75,826,231)                     76,432,304
       Small Company Value Portfolio--4,605,845 shares (cost  $53,976,872)                           59,783,865
       International Value Portfolio--4,778,492 shares (cost $58,290,512)                            57,628,618
       Small Company Blend Portfolio--7,335,096 shares (cost $110,613,059)                           82,959,937
       Total Return Portfolio--11,071,747 shares (cost $139,134,083)                                148,139,978
       U.S. Large Cap Value Portfolio--17,542,948 shares (cost $222,807,011)                        229,637,184
       Mid Cap Stock Portfolio--6,230,126 shares (cost $77,064,120)                                  75,384,524

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

           Statement of Assets and Contract Owners' Equity (continued)

                                December 31, 2000

ASSETS (CONTINUED)
       Tactical Allocation Portfolio--3,246,869 shares (cost $40,351,134)                       $    37,890,958
       Dynamic Growth Portfolio--13,601,194 shares (cost $148,771,705)                              108,537,528
       Internet Technologies Portfolio--7,130,044 shares (cost $81,217,593)                          50,124,210
       International Index Portfolio--720,399 shares (cost  $8,394,933)                               8,003,638
       Total Stock Market Index Portfolio--1,122,444 shares (cost $13,595,761)                       12,504,022
       500 Index Portfolio--5,603,432 shares (cost $68,469,982)                                      63,206,709
       Mid Cap Index Portfolio--1,040,956 shares (cost $13,844,470)                                  13,667,752
       Small Cap Index Portfolio--497,638 shares (cost $6,048,979)                                    5,618,327
       Capital Appreciation Portfolio--78,213 shares (cost $881,368)                                    858,001

     Sub-accounts held by Merrill Lynch Variable Series Funds, Inc.:
       Basic Value Focus Portfolio--2,527,600 shares (cost $35,087,767)                              34,577,564
       Special Value Focus Portfolio--462,379 shares (cost $10,339,882)                               9,603,614
       Developing Capital Markets Focus Portfolio--294,929 shares (cost $2,741,888)                   2,155,932
                                                                                                ---------------

Total assets                                                                                    $15,520,827,724
                                                                                                ===============

CONTRACT OWNERS' EQUITY
Variable annuity contracts                                                                      $15,500,314,099
Annuity reserves                                                                                     20,513,625
                                                                                                ---------------

Total contract owners' equity                                                                   $15,520,827,724
                                                                                                ===============

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                            Contract Owners' Equity

                                                                             SUB-ACCOUNT
                                ----------------------------------------------------------------------------------------------------
                                        MID CAP BLEND (1)              INVESTMENT QUALITY BOND             GROWTH & INCOME
                                ----------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                      2000            1999              2000            1999             2000            1999
                                ----------------------------------------------------------------------------------------------------
Income:
 Dividends                      $  207,385,361   $  153,929,397   $   16,068,154   $   11,715,866   $  172,497,819   $   80,203,495

Expenses:
  Mortality and expense
   risk and administrative
   charges                          19,140,237       18,761,395        3,037,122        3,235,250       39,106,144       34,879,668
                                ----------------------------------------------------------------------------------------------------
Net investment income (loss)       188,245,124      135,168,002       13,031,032        8,480,616      133,391,675       45,323,827

Net realized gain (loss)             1,518,215      (26,061,804)      (4,860,035)         855,077      205,723,802      192,498,787
Unrealized appreciation
  (depreciation) during the
  period                          (293,755,736)     199,725,097        7,652,144      (16,830,922)    (573,777,887)     149,108,797
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                 (103,992,397)     308,831,295       15,823,141       (7,495,229)    (234,662,410)     386,931,411

Changes from principal
  transactions:
    Purchase payments              101,596,423       93,411,927       16,914,727       40,597,928      266,944,260      379,342,825
    Transfers between sub-
      accounts and the
      Company                      (17,644,852)    (148,189,886)     (10,162,552)        (152,399)      43,977,681      201,840,782
     Withdrawals                  (209,796,618)    (180,603,372)     (27,879,309)     (29,033,342)    (339,279,830)    (262,999,113)
     Annual contract fee              (609,450)        (578,783)         (82,707)         (67,743)      (1,102,606)        (798,850)
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions     (126,454,497)    (235,960,114)     (21,209,841)      11,344,444      (29,460,495)     317,385,644
                                ----------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity         (230,446,894)      72,871,181       (5,386,700)       3,849,215     (264,122,905)     704,317,055
Contract owners' equity at
  beginning of period            1,439,468,050    1,366,596,869      218,851,779      215,002,564    2,763,003,036    2,058,685,981
                                ----------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                 $1,209,021,156   $1,439,468,050   $  213,465,079   $  218,851,779   $2,498,880,131   $2,763,003,036
                                ====================================================================================================

(1) On May 3, 1999, the Equity Sub-Account was renamed Mid Cap Blend through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                ----------------------------------------------------------------------------------------------------
                                        BLUE CHIP GROWTH                    MONEY MARKET                    GLOBAL EQUITY
                                ----------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                      2000            1999              2000            1999             2000            1999
                                ----------------------------------------------------------------------------------------------------
Income:
 Dividends                      $   68,456,785   $   48,024,156   $   36,972,986   $   29,316,220   $   82,383,211   $   84,963,853

Expenses:
  Mortality and expense
   risk and administrative
   charges                          22,602,760       17,072,171        9,520,861        9,381,472        9,106,124       11,225,268
                                ----------------------------------------------------------------------------------------------------
Net investment income (loss)        45,854,025       30,951,985       27,452,125       19,934,748       73,277,087       73,738,585

Net realized gain (loss)           105,083,092       92,356,233         (279,759)         (37,631)      (4,808,176)      34,261,905
Unrealized appreciation
  (depreciation) during the
  period                          (223,839,731)      80,600,837                0                0       (8,909,999)     (93,110,046)
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                  (72,902,614)     203,909,055       27,172,366       19,897,117       59,558,912       14,890,444

Changes from principal
  transactions:
    Purchase payments              259,700,042      267,993,066      456,112,648      374,293,200       25,181,486       51,092,502
    Transfers between sub-
      accounts and the
      Company                      103,228,451       99,970,099     (441,973,830)     302,685,947      (85,629,338)     (84,444,789)
     Withdrawals                  (170,380,105)    (122,015,658)    (279,553,607)    (291,230,505)    (110,490,713)     (98,792,707)
     Annual contract fee              (685,340)        (388,548)        (203,690)        (159,194)        (283,267)        (331,275)
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions      191,863,048      245,558,959     (265,618,479)     385,589,448     (171,221,832)    (132,476,269)
                                ----------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          118,960,434      449,468,014     (238,446,113)     405,486,565     (111,662,920)    (117,585,825)
Contract owners' equity at
  beginning of period            1,432,037,014      982,569,000      871,995,200      466,508,635      733,704,675      851,290,500
                                ----------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                 $1,550,997,448   $1,432,037,014   $  633,549,087   $  871,995,200   $  622,041,755   $  733,704,675
                                ====================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                          GLOBAL BOND (2)             U.S. GOVERNMENT SECURITIES          DIVERSIFIED BOND (3)
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $   3,796,523    $  15,950,596    $  14,725,566    $  10,287,189    $  18,151,051    $  16,986,531

Expenses:
  Mortality and expense
   risk and administrative
   charges                           1,597,181        2,249,622        2,842,672        3,564,976        2,125,400        2,451,082
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)         2,199,342       13,700,974       11,882,894        6,722,213       16,025,651       14,535,449

Net realized gain (loss)           (11,963,988)      (7,723,870)      (3,191,977)       1,192,111       (5,295,132)         541,478
Unrealized appreciation
  (depreciation) during the
  period                             9,154,777      (20,175,181)       8,615,164      (12,050,024)       1,528,892      (16,277,262)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                     (609,869)     (14,198,077)      17,306,081       (4,135,700)      12,259,411       (1,200,335)

Changes from principal
  transactions:
    Purchase payments                5,361,206        8,221,045       13,155,701       37,846,882       12,157,844       14,089,233
    Transfers between sub-
      accounts and the
      Company                       (7,856,997)     (17,128,037)     (18,953,949)      (4,058,550)       1,918,182       (9,493,700)
     Withdrawals                   (25,959,005)     (26,084,516)     (33,547,249)     (36,511,642)     (28,053,888)     (31,237,206)
     Annual contract fee               (45,150)         (60,363)         (73,284)         (72,992)         (71,435)         (81,266)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions      (28,499,946)     (35,051,871)     (39,418,781)      (2,796,302)     (14,049,297)     (26,722,939)
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          (29,109,815)     (49,249,948)     (22,112,700)      (6,932,002)      (1,789,886)     (27,923,274)
Contract owners' equity at
  beginning of period              137,260,140      186,510,088      230,258,080      237,190,082      157,660,602      185,583,876
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $ 108,150,325    $ 137,260,140    $ 208,145,380    $ 230,258,080    $ 155,870,716    $ 157,660,602
                                 ===================================================================================================

(2) On May 3, 1999, the Global Government Bond Sub-Account was renamed Global Bond through a vote of the Board of Directors.
(3) On May 3, 1999, the Conservative Asset Allocation Sub-Account was renamed Diversified Bond through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                        INCOME & VALUE (4)               LARGE CAP GROWTH (5)                 EQUITY-INCOME
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $ 128,856,471    $  64,728,819    $  65,696,039    $  25,595,630    $  95,309,005    $  61,583,673

Expenses:
  Mortality and expense
   risk and administrative
   charges                           7,694,963        8,356,583        6,562,245        3,917,259       10,430,531       12,388,373
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)       121,161,508       56,372,236       59,133,794       21,678,371       84,878,474       49,195,300

Net realized gain (loss)           (15,429,958)      14,156,297        6,932,994       23,897,802        4,603,997       60,838,721
Unrealized appreciation
  (depreciation) during the
  period                           (87,992,790)     (30,559,573)    (147,796,443)      19,560,682      (17,064,655)     (93,256,752)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                   17,738,760       39,968,960      (81,729,655)      65,136,855       72,417,816       16,777,269

Changes from principal
  transactions:
    Purchase payments               26,083,194       37,755,830      135,377,279       58,029,084       47,439,755       89,380,630
    Transfers between sub-
      accounts and the
      Company                      (43,139,054)      29,853,674      111,395,736       32,067,415      (82,856,050)     (80,590,017)
     Withdrawals                   (98,995,592)     (89,782,808)     (52,222,116)     (36,367,472)    (101,021,875)    (100,634,351)
     Annual contract fee              (292,999)        (304,235)        (234,621)        (154,449)        (300,000)        (292,444)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions     (116,344,451)     (22,477,539)     194,316,278       53,574,578     (136,738,170)     (92,136,182)
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          (98,605,691)      17,491,421      112,586,623      118,711,433      (64,320,354)     (75,358,913)
Contract owners' equity at
  beginning of period              596,759,183      579,267,762      357,341,870      238,630,437      815,735,481      891,094,394
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $ 498,153,492    $ 596,759,183    $ 469,928,493    $ 357,341,870    $ 751,415,127    $ 815,735,481
                                 ===================================================================================================

(4) On May 3, 1999, the Moderate Asset Allocation Sub-Account was renamed Income & Value through a vote of the Board of Directors.
(5) On May 3, 1999, the Aggressive Asset Allocation Sub-Account was renamed Large Cap Growth through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                          STRATEGIC BOND                     OVERSEAS (6)                        GROWTH
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $  20,125,562    $  20,390,856    $  29,237,688    $           0    $  60,698,434    $  14,178,869

Expenses:
  Mortality and expense
   risk and administrative
   charges                           3,267,126        3,938,500        5,312,275        3,241,956        9,107,473        4,962,443
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)        16,858,436       16,452,356       23,925,413       (3,241,956)      51,590,961        9,216,426

Net realized gain (loss)            (8,786,838)      (3,762,853)      22,246,460       23,772,499       23,324,830       31,512,124
Unrealized appreciation
  (depreciation) during the
  period                             4,526,864      (11,027,718)    (120,214,661)      64,760,081     (282,682,889)      74,478,633
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                   12,598,462        1,661,785      (74,042,788)      85,290,624     (207,767,098)     115,207,183

Changes from principal
  transactions:
    Purchase payments               14,224,706       22,725,716       81,033,196       28,374,515      143,799,101       89,248,445
    Transfers between sub-
      accounts and the
      Company                      (23,800,359)     (40,829,510)      71,221,845       34,421,895      146,926,128      107,317,349
     Withdrawals                   (36,563,833)     (34,305,856)     (36,864,648)     (23,065,572)     (55,952,151)     (27,547,360)
     Annual contract fee               (73,839)         (83,834)        (126,801)         (76,048)        (267,709)        (102,141)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions      (46,213,325)     (52,493,484)     115,263,592       39,654,790      234,505,369      168,916,293
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          (33,614,863)     (50,831,699)      41,220,804      124,945,414       26,738,271      284,123,476
Contract owners' equity at
  beginning of period              250,126,128      300,957,827      317,656,908      192,711,494      509,117,400      224,993,924
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $ 216,511,265    $ 250,126,128    $ 358,877,712    $ 317,656,908    $ 535,855,671    $ 509,117,400
                                 ===================================================================================================

(6) On May 3, 1999, the International Growth & Income Sub-Account was renamed Overseas through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                        ALL CAP GROWTH (7)             INTERNATIONAL SMALL CAP       PACIFIC RIM EMERGING MARKETS
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $  50,593,333    $  48,276,292    $  49,840,813    $     358,697    $     250,797    $   1,026,291

Expenses:
  Mortality and expense
   risk and administrative
   charges                          11,195,251        5,718,870        3,686,749        1,573,338        1,023,867          446,217
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)        39,398,082       42,557,422       46,154,064       (1,214,641)        (773,070)         580,074

Net realized gain (loss)            44,666,187       28,008,220       11,637,764       15,671,103        1,067,099        7,368,690
Unrealized appreciation
  (depreciation) during the
  period                          (205,068,014)      94,166,019     (160,394,277)      65,010,127      (18,274,248)       9,147,024
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                 (121,003,745)     164,731,661     (102,602,449)      79,466,589      (17,980,219)      17,095,788

Changes from principal
  transactions:
    Purchase payments              197,502,417       73,220,832       88,505,705       12,518,161       22,426,542       17,899,189
    Transfers between sub-
      accounts and the
      Company                      168,562,170       23,827,468       71,390,906       (3,519,893)      (7,310,646)      23,572,852
     Withdrawals                   (70,464,668)     (33,080,407)     (22,334,423)     (10,366,665)      (5,352,849)      (2,407,322)
     Annual contract fee              (282,698)        (133,217)         (94,638)         (40,229)         (30,253)          (9,223)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions      295,317,221       63,834,676      137,467,550       (1,408,626)       9,732,794       39,055,496
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity          174,313,476      228,566,337       34,865,101       78,057,963       (8,247,425)      56,151,284
Contract owners' equity at
  beginning of period              575,331,123      346,764,786      183,015,794      104,957,831       67,681,694       11,530,410
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $ 749,644,599    $ 575,331,123    $ 217,880,895    $ 183,015,794    $  59,434,269    $  67,681,694
                                 ===================================================================================================

(7) On May 3, 1999, the Small Mid Cap Sub-Account was renamed Mid Cap Growth through a vote of the Board of Directors. On May 1, 2000, the Mid Cap Growth Sub-Account was renamed All Cap Growth through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                ----------------------------------------------------------------------------------------------------
                                       SCIENCE & TECHNOLOGY             EMERGING SMALL COMPANY           AGGRESSIVE GROWTH (8)
                                ----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                ----------------------------------------------------------------------------------------------------
Income:
 Dividends                      $   30,984,269   $   61,919,386   $   18,181,415   $      759,177   $            0   $            0

Expenses:
  Mortality and expense
   risk and administrative
   charges                          17,606,870        5,761,991        3,158,927          873,992        3,700,752          924,547
                                ----------------------------------------------------------------------------------------------------
Net investment income (loss)        13,377,399       56,157,395       15,022,488         (114,815)      (3,700,752)        (924,547)

Net realized gain (loss)            73,111,691       55,024,474       24,781,412        7,884,062       22,160,342        4,579,079
Unrealized appreciation
  (depreciation) during the
  period                          (609,701,574)     227,736,042      (71,226,705)      35,160,887      (50,553,904)      21,518,364
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                 (523,212,484)     338,917,911      (31,422,805)      42,930,134      (32,094,314)      25,172,896

Changes from principal
  transactions:
    Purchase payments              375,238,009      207,053,560       88,275,621       15,034,166      139,587,411       26,876,986
    Transfers between sub-
      accounts and the
      Company                      328,600,573      249,768,296       93,870,947        5,408,633      131,983,782        5,696,610
     Withdrawals                   (85,011,925)     (27,264,960)     (17,506,692)      (4,232,298)     (19,504,041)      (4,347,279)
     Annual contract fee              (567,673)        (118,939)         (72,800)         (20,646)        (101,186)         (20,633)
                                ----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions      618,258,984      429,437,957      164,567,076       16,189,855      251,965,966       28,205,684
                                ----------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity           95,046,500      768,355,868      133,144,271       59,119,989      219,871,652       53,378,580
Contract owners' equity at
  beginning of period              905,145,043      136,789,175      113,645,728       54,525,739      112,195,642       58,817,062
                                ----------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                 $1,000,191,543   $  905,145,043   $  246,789,999   $  113,645,728   $  332,067,294   $  112,195,642
                                ====================================================================================================

(8) On May 3, 1999, the Pilgrim Baxter Growth Sub-Account was renamed Aggressive Growth through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                       INTERNATIONAL STOCK               QUANTITATIVE EQUITY                     VALUE
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $     587,742    $   8,108,456    $  29,985,988    $  10,516,654    $           0    $   3,906,842

Expenses:
  Mortality and expense
   risk and administrative
   charges                           1,848,550        1,061,361        4,118,616        2,042,760        1,807,351        1,922,443
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)        (1,260,808)       7,047,095       25,867,372        8,473,894       (1,807,351)       1,984,399

Net realized gain (loss)               (34,568)       8,135,854        9,348,288        4,998,960       (6,402,959)      (2,588,397)
Unrealized appreciation
  (depreciation) during the
  period                           (21,530,458)       7,613,413      (31,278,573)      14,982,816       34,265,188       (5,159,090)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                  (22,825,834)      22,796,362        3,937,087       28,455,670       26,054,878       (5,763,088)

Changes from principal
  transactions:
    Purchase payments               41,030,648       23,670,823       65,879,887       48,763,678       13,981,057       18,406,894
    Transfers between sub-
      accounts and the
      Company                       31,041,113        1,405,970      107,902,641       63,401,411        2,554,059      (18,344,695)
     Withdrawals                    (9,853,897)      (5,184,070)     (25,638,236)     (11,480,477)     (10,944,275)     (11,460,776)
     Annual contract fee               (50,493)         (20,859)        (108,277)         (35,712)         (49,911)         (41,689)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions       62,167,371       19,871,864      148,036,015      100,648,900        5,540,930      (11,440,266)
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity           39,341,537       42,668,226      151,973,102      129,104,570       31,595,808      (17,203,354)
Contract owners' equity at
  beginning of period               98,170,464       55,502,238      196,706,168       67,601,598      123,606,206      140,809,560
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $ 137,512,001    $  98,170,464    $ 348,679,270    $ 196,706,168    $ 155,202,014    $ 123,606,206
                                 ===================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                      REAL ESTATE SECURITIES                   BALANCED                        HIGH YIELD
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $   1,158,716    $   1,606,291    $   3,964,386    $   7,083,393    $     453,242    $  11,545,406

Expenses:
  Mortality and expense
   risk and administrative
   charges                             507,898          467,023        1,321,982        1,443,252        1,940,401        1,997,783
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)           650,818        1,139,268        2,642,404        5,640,141       (1,487,159)       9,547,623

Net realized gain (loss)            (3,041,066)      (6,927,167)      (2,487,625)      (1,412,831)      (5,426,552)      (2,257,195)
Unrealized appreciation
  (depreciation) during the
  period                            10,418,414        2,714,591       (9,650,745)      (6,552,341)      (6,804,957)       1,227,151
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                    8,028,166       (3,073,308)      (9,495,966)      (2,325,031)     (13,718,668)       8,517,579

Changes from principal
  transactions:
    Purchase payments                5,177,299        4,080,168       10,941,134       29,779,086       19,691,165       29,744,338
    Transfers between sub-
      accounts and the
      Company                       10,027,572       (5,881,514)     (10,419,139)       5,388,722      (13,667,551)      (6,333,119)
     Withdrawals                    (3,300,384)      (3,461,863)      (8,097,238)      (9,245,498)     (14,495,377)     (12,946,674)
     Annual contract fee               (15,181)         (11,688)         (36,965)         (27,011)         (42,218)         (31,743)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions       11,889,306       (5,274,897)      (7,612,208)      25,895,299       (8,513,981)      10,432,802
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity           19,917,472       (8,348,205)     (17,108,174)      23,570,268      (22,232,649)      18,950,381
Contract owners' equity at
  beginning of period               29,958,758       38,306,963       98,343,272       74,773,004      143,792,293      124,841,912
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $  49,876,230    $  29,958,758    $  81,235,098    $  98,343,272    $ 121,559,644    $ 143,792,293
                                 ===================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                    LIFESTYLE AGGRESSIVE 1000            LIFESTYLE GROWTH 820            LIFESTYLE BALANCED 640
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $   3,260,744    $   2,722,018    $  24,070,437    $  14,858,795    $  22,590,170    $  17,810,957

Expenses:
  Mortality and expense
   risk and administrative
   charges                             992,146          708,426        4,681,050        3,749,541        4,654,347        4,121,828
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)         2,268,598        2,013,592       19,389,387       11,109,254       17,935,823       13,689,129

Net realized gain (loss)               862,638       (1,222,067)         671,806        1,685,669          100,333         (859,793)
Unrealized appreciation
  (depreciation) during the
  period                            (8,171,974)       5,251,865      (34,792,440)      23,446,478      (14,989,131)      16,069,672
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                   (5,040,738)       6,043,390      (14,731,247)      36,241,401        3,047,025       28,899,008

Changes from principal
  transactions:
    Purchase payments               29,969,701       15,435,696       86,800,102       70,193,502       58,548,994       61,122,566
    Transfers between sub-
      accounts and the
      Company                        3,930,470      (21,418,342)      11,936,876      (94,123,645)      16,571,536      (82,208,600)
     Withdrawals                    (3,202,336)      (3,918,302)     (19,986,744)     (19,561,667)     (25,752,333)     (20,076,098)
     Annual contract fee               (50,842)         (35,402)        (205,193)        (123,215)        (158,662)        (106,632)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions       30,646,993       (9,936,350)      78,545,041      (43,615,025)      49,209,535      (41,268,764)
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity           25,606,255       (3,892,960)      63,813,794       (7,373,624)      52,256,560      (12,369,756)
Contract owners' equity at
  beginning of period               54,970,082       58,863,042      286,671,549      294,045,173      294,068,753      306,438,509
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $  80,576,337    $  54,970,082    $ 350,485,343    $ 286,671,549    $ 346,325,313    $ 294,068,753
                                 ===================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                      LIFESTYLE MODERATE 460          LIFESTYLE CONSERVATIVE 280          SMALL COMPANY VALUE
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $  15,925,334    $   7,506,470    $   5,172,781    $   5,216,443    $      74,799    $      38,016

Expenses:
  Mortality and expense
   risk and administrative
   charges                           1,974,137        1,849,094        1,104,615        1,128,310          807,207          809,959
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)        13,951,197        5,657,376        4,068,166        4,088,133         (732,408)        (771,943)

Net realized gain (loss)              (437,059)       1,153,420         (248,679)         544,159        3,776,487       (5,255,135)
Unrealized appreciation
  (depreciation) during the
  period                            (9,869,828)       1,095,396          507,418       (2,519,013)        (476,014)       9,035,272
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                    3,644,310        7,906,192        4,326,905        2,113,279        2,568,065        3,008,194

Changes from principal
  transactions:
    Purchase payments               15,178,282       28,704,487        7,805,142       23,265,220        9,375,506        8,866,509
    Transfers between sub-
      accounts and the
      Company                       (5,758,954)      (8,341,574)     (12,552,216)      (1,927,268)      (6,069,006)     (13,624,996)
     Withdrawals                   (11,393,647)      (9,811,239)      (6,546,677)      (6,127,892)      (4,551,929)      (4,843,069)
     Annual contract fee               (61,523)         (41,995)         (28,796)         (18,295)         (22,792)         (18,019)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions       (2,035,842)      10,509,679      (11,322,547)      15,191,765       (1,268,221)      (9,619,575)
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity            1,608,468       18,415,871       (6,995,642)      17,305,044        1,299,844       (6,611,381)
Contract owners' equity at
  beginning of period              134,181,905      115,766,034       83,427,946       66,122,902       58,484,021       65,095,402
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $ 135,790,373    $ 134,181,905    $  76,432,304    $  83,427,946    $  59,783,865    $  58,484,021
                                 ===================================================================================================

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL VALUE (9)           SMALL COMPANY BLEND (9)             TOTAL RETURN (9)
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                       2000            1999              2000            1999             2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                       $     251,800    $           0    $   8,493,432    $     720,294    $   2,094,744    $           0

Expenses:
  Mortality and expense
   risk and administrative
   charges                             651,186          136,693        1,107,578          164,934        1,478,185          322,526
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)          (399,386)        (136,693)       7,385,854          555,360          616,559         (322,526)

Net realized gain (loss)               128,872           33,013        1,701,789          257,693          707,686          (54,031)
Unrealized appreciation
  (depreciation) during the
  period                            (2,465,795)       1,803,901      (32,868,881)       5,215,759        9,055,202          (49,306)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                   (2,736,309)       1,700,221      (23,781,238)       6,028,812       10,379,447         (425,863)

Changes from principal
  transactions:
    Purchase payments               18,246,107       11,603,890       30,645,376       15,336,609       41,477,118       28,361,631
    Transfers between sub-
      accounts and the
      Company                       16,299,253       15,682,172       41,747,695       16,834,296       37,567,468       39,133,059
     Withdrawals                    (2,393,767)        (748,816)      (3,473,151)        (340,818)      (6,731,118)      (1,570,783)
     Annual contract fee               (22,698)          (1,435)         (35,746)          (1,898)         (48,508)          (2,473)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions       32,128,895       26,535,811       68,884,174       31,828,189       72,264,960       65,921,434
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity           29,392,586       28,236,032       45,102,936       37,857,001       82,644,407       65,495,571
Contract owners' equity at
  beginning of period               28,236,032                0       37,857,001                0       65,495,571                0
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                  $  57,628,618    $  28,236,032    $  82,959,937    $  37,857,001    $ 148,139,978    $  65,495,571
                                 ===================================================================================================

(9) Commencement of Operations, May 3, 1999, through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                                SUB-ACCOUNT
                                    ------------------------------------------------------------------------------------------------
                                       U.S. LARGE CAP VALUE (9)              MID CAP STOCK (9)              TACTICAL ALLOCATION (10)
                                    ------------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                         2000            1999               2000            1999                      2000
                                    ------------------------------------------------------------------------------------------------
Income:
 Dividends                          $   1,231,221    $           0     $           0    $           0            $   1,332,431

Expenses:
  Mortality and expense
   risk and administrative
   charges                              2,551,561          626,565           715,767          122,937                  262,422
                                    ------------------------------------------------------------------------------------------------
Net investment income (loss)           (1,320,340)        (626,565)         (715,767)        (122,937)               1,070,009

Net realized gain (loss)                1,307,778         (193,257)         (234,783)        (173,237)                 (57,540)
Unrealized appreciation
  (depreciation) during the
  period                                2,039,607        4,790,566        (2,588,424)         908,828               (2,460,176)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                       2,027,045        3,970,744        (3,538,974)         612,654               (1,447,707)

Changes from principal
  transactions:
    Purchase payments                  69,676,361       57,292,554        30,988,778       15,399,144               23,857,486
    Transfers between sub-
      accounts and the
      Company                          49,204,822       58,617,615        23,181,327       11,691,592               16,534,697
     Withdrawals                       (9,136,666)      (1,920,575)       (2,460,315)        (461,893)              (1,037,549)
     Annual contract fee                  (88,438)          (6,278)          (25,979)          (1,810)                 (15,969)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions         109,656,079      113,983,316        51,683,811       26,627,033               39,338,665
                                    ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity             111,683,124      117,954,060        48,144,837       27,239,687               37,890,958
Contract owners' equity at
  beginning of period                 117,954,060                0        27,239,687                0                        0
                                    ------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                     $ 229,637,184    $ 117,954,060     $  75,384,524    $  27,239,687            $  37,890,958
                                    ================================================================================================

(9) Commencement of Operations, May 3, 1999, through a vote of the Board of Directors.
(10) Commencement of Operations, May 1, 2000, through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                       DYNAMIC GROWTH (10)            INTERNET TECHNOLOGIES (10)        INTERNATIONAL INDEX (10)
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                               2000                              2000                             2000
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                                $           0                     $           0                    $     104,347

Expenses:
  Mortality and expense
   risk and administrative
   charges                                      731,507                           390,381                           37,399
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)                   (731,507)                         (390,381)                          66,948

Net realized gain (loss)                     (4,564,786)                       (3,855,629)                        (193,990)
Unrealized appreciation
  (depreciation) during the
  period                                    (40,234,177)                      (31,093,383)                        (391,295)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                           (45,530,470)                      (35,339,393)                        (518,337)

Changes from principal
  transactions:
    Purchase payments                        77,760,872                        43,329,348                        5,222,617
    Transfers between sub-
      accounts and the
      Company                                78,616,628                        43,429,491                        3,391,636
     Withdrawals                             (2,298,272)                       (1,288,888)                         (92,000)
     Annual contract fee                        (11,230)                           (6,348)                            (278)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions               154,067,998                        85,463,603                        8,521,975
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                   108,537,528                        50,124,210                        8,003,638
Contract owners' equity at
  beginning of period                                 0                                 0                                0
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                           $ 108,537,528                     $  50,124,210                    $   8,003,638
                                 ===================================================================================================

(10) Commencement of Operations, May 1, 2000, through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                   TOTAL STOCK MARKET INDEX (10)            500 INDEX (10)                 MID CAP INDEX (10)
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                               2000                              2000                             2000
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                                $    116,012                      $    132,092                     $    262,152

Expenses:
  Mortality and expense
   risk and administrative
   charges                                      54,891                           300,294                           69,776
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)                    61,121                          (168,202)                         192,376

Net realized gain (loss)                       (41,794)                         (190,043)                        (209,438)
Unrealized appreciation
  (depreciation) during the
  period                                    (1,091,739)                       (5,263,273)                        (176,718)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                           (1,072,412)                       (5,621,518)                        (193,780)

Changes from principal
  transactions:
    Purchase payments                        4,102,618                        33,971,178                        5,797,626
    Transfers between sub-
      accounts and the
      Company                                9,553,681                        35,860,190                        8,264,638
     Withdrawals                               (78,976)                         (998,846)                        (199,986)
     Annual contract fee                          (889)                           (4,295)                            (746)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions               13,576,434                        68,828,227                       13,861,532
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                   12,504,022                        63,206,709                       13,667,752
Contract owners' equity at
  beginning of period                                0                                 0                                0
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                           $ 12,504,022                      $ 63,206,709                     $ 13,667,752
                                 ===================================================================================================

(10) Commencement of Operations, May 1, 2000, through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                             SUB-ACCOUNT
                                 ---------------------------------------------------------------------------------------------------
                                       SMALL CAP INDEX (10)           CAPITAL APPRECIATION (11)            BASIC VALUE FOCUS
                                 ---------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31           YEAR ENDED DECEMBER 31
                                               2000                              2000                     2000            1999
                                 ---------------------------------------------------------------------------------------------------
Income:
 Dividends                                $    189,839                      $          0              $  3,311,277     $  2,014,871

Expenses:
  Mortality and expense
   risk and administrative
   charges                                      30,485                             1,555                   387,775          133,444
                                 ---------------------------------------------------------------------------------------------------
Net investment income (loss)                   159,354                            (1,555)                2,923,502        1,881,427

Net realized gain (loss)                       (30,281)                           23,692                   (14,850)         (18,709)
Unrealized appreciation
  (depreciation) during the
  period                                      (430,652)                          (23,367)                  253,246         (842,689)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                             (301,579)                           (1,230)                3,161,898        1,020,029

Changes from principal
  transactions:
    Purchase payments                        3,383,862                           478,603                 9,599,125       10,559,719
    Transfers between sub-
      accounts and the
      Company                                2,615,737                           385,039                 3,757,553        4,408,752
     Withdrawals                               (79,135)                           (4,391)                 (963,661)        (317,296)
     Annual contract fee                          (558)                              (20)                  (28,229)          (4,087)
                                 ---------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions                5,919,906                           859,231                12,364,788       14,647,088
                                 ---------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                    5,618,327                           858,001                15,526,686       15,667,117
Contract owners' equity at
  beginning of period                                0                                 0                19,050,878        3,383,761
                                 ---------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                           $  5,618,327                      $    858,001              $ 34,577,564     $ 19,050,878
                                 ===================================================================================================

(10) Commencement of Operations, May 1, 2000, through a vote of the Board of Directors.

(11) Commencement of Operations, November 1, 2000, through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                                SUB-ACCOUNT
                                    ------------------------------------------------------------------------------------------------
                                          SPECIAL VALUE FOCUS             DEVELOPING CAPITAL MARKETS        CAPITAL GROWTH BOND (12)
                                    ------------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                         2000            1999               2000            1999                      1999
                                    ------------------------------------------------------------------------------------------------
Income:
 Dividends                          $  2,059,524     $    250,560      $     11,561     $     11,709             $    864,902

Expenses:
  Mortality and expense
   risk and administrative
   charges                               105,688           31,506            29,824            7,049                   55,062
                                    ------------------------------------------------------------------------------------------------
Net investment income (loss)           1,953,836          219,054           (18,263)           4,660                  809,840

Net realized gain (loss)                 145,791          (63,717)           66,317           19,139                 (660,734)
Unrealized appreciation
  (depreciation) during the
  period                              (1,385,469)         704,186          (844,765)         295,033                 (267,578)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                        714,158          859,523          (796,711)         318,832                 (118,472)

Changes from principal
  transactions:
    Purchase payments                  3,345,046        2,095,665         1,087,706          597,141                1,787,667
    Transfers between sub-
      accounts and the
      Company                          1,162,990          665,403           603,692          281,489              (12,288,805)
     Withdrawals                        (230,200)        (275,556)          (49,698)        (125,800)                (285,298)
     Annual contract fee                  (6,170)          (1,270)           (1,599)            (248)                    (620)
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions          4,271,666        2,484,242         1,640,101          752,582              (10,787,056)
                                    ------------------------------------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity              4,985,824        3,343,765           843,390        1,071,414              (10,905,528)
Contract owners' equity at
  beginning of period                  4,617,790        1,274,025         1,312,542          241,128               10,905,528
                                    ------------------------------------------------------------------------------------------------

Contract owners' equity at
  end of period                     $  9,603,614     $  4,617,790      $  2,155,932     $  1,312,542             $          0
                                    ================================================================================================

(12) On April 30, 1999, the Capital Growth Bond Sub-Account ceased operations and was merged with the Investment Quality Bond Sub-Account through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                       Contract Owners' Equity (continued)

                                                                SUB-ACCOUNT
                                    ------------------------------------------------------------------
                                        WORLDWIDE GROWTH (13)                     TOTAL
                                    ------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31            YEAR ENDED DECEMBER 31
                                                 1999                     2000              1999
                                    ------------------------------------------------------------------
Income:
 Dividends                                 $       319,615          $ 1,297,046,053   $   845,296,685

Expenses:
  Mortality and expense
   risk and administrative
   charges                                         177,079              226,490,104       178,004,548
                                    ------------------------------------------------------------------
Net investment income (loss)                       142,536            1,070,555,949       667,292,137

Net realized gain (loss)                         3,255,622              483,611,857       555,229,763
Unrealized appreciation
  (depreciation) during the
  period                                        (1,523,409)          (3,042,118,831)      825,926,613
                                    ------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from operations                                1,874,749           (1,487,951,025)    2,048,448,513

Changes from principal
  transactions:
    Purchase payments                            2,628,319            3,283,966,017     2,452,701,028
    Transfers between sub-
      accounts and the
      Company                                  (37,474,479)           1,041,422,712       643,567,683
     Withdrawals                                (1,108,247)          (2,002,014,829)   (1,597,183,118)
     Annual contract fee                            (3,338)              (6,730,699)       (4,430,769)
                                    ------------------------------------------------------------------
Net increase (decrease) in
  contract owners' equity
  from principal transactions                  (35,957,745)           2,316,643,201     1,494,654,824
                                    ------------------------------------------------------------------

Total increase (decrease) in
  contract owners' equity                      (34,082,996)             828,692,176     3,543,103,337
Contract owners' equity at
  beginning of period                           34,082,996           14,692,135,548    11,149,032,211
                                    ------------------------------------------------------------------

Contract owners' equity at
  end of period                            $             0          $15,520,827,724   $14,692,135,548
                                    ==================================================================

(13) On April 30, 1999, the Worldwide Growth Sub-Account ceased operations and was merged with the Global Equity Sub-Account through a vote of the Board of Directors.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                          Notes to Financial Statements

                                December 31, 2000


1.  ORGANIZATION

The Manufacturers Life Insurance Company of North America Separate Account A (the Account) is a separate account established by The Manufacturers Life Insurance Company of North America (the Company). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in forty-seven Sub-Accounts of Manufacturers Investment Trust (the Trust) and three Sub-Accounts of Merrill Lynch Variable Series Funds, Inc. The Account is a funding vehicle for variable annuity contracts (the Contracts) issued by the Company. The Account includes five contract types, distinguished principally by the level of expenses and surrender charges. These five contracts are as follows: Venture, Combination Fixed and Variable Annuity, Venture Vision, Combination Fixed and Variable Annuity, Venture Vantage, Combination Fixed and Variable Annuity, Venture No-Load Rollover, Combination Fixed and Variable Annuity (Rollover) and Venture Strategy, Combination Fixed and Variable Annuity.

The Company is a wholly-owned subsidiary of Manulife Wood Logan Holding Company, Inc. (MWLH), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI is a wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation and its subsidiaries are known collectively as Manulife Financial.

On May 1, 2000, eight new Sub-Accounts, Tactical Allocation, Dynamic Growth Trust, Internet Technologies Trust, International Index Trust, Total Stock Market Index Trust, 500 Index Trust, Mid Cap Index Trust and Small Cap Index Trust commenced operations.

On May 1, 2000, the Mid Cap Growth Sub-Account was renamed All Cap Growth through a vote of the Board of Directors.

On November 1, 2000, one new Sub-Account, Capital Appreciation commenced operations.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Annuity reserves are computed for contracts under which periodic benefit payments are being made according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically review the status of this decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

3.  AFFILIATED COMPANY TRANSACTIONS

The Company has an Administrative Services Agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the separate account. The Company has an underwriting and distribution agreements with its affiliate, Manufacturers Securities Services LLC (MSS). MSS is 90% owned by the Company and 10% owned by The Manufacturers Life Insurance Company of New York (MNY). MNY is a wholly-owned subsidiary of the Company.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


4.  CONTRACT CHARGES

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a surrender, a contingent deferred sales charge may be charged by the Company to cover sales expenses. An annual administrative fee of $30 is deducted from each contract owners' account on the contract anniversary date to cover contract administration costs. This charge is waived on certain contracts.

Deductions from each Sub-Account are made daily for administrative fees and for the assumption of mortality and expense risk charges as follows:

(i) Venture: deductions ranging from effective annual rates of 1.30% for contracts issued prior to July 31, 1987, to 1.40% of contract value for contracts issued since July 31, 1987 are made daily from each Sub-Account. Venture1 products are charged 1.30% for mortality and expense risk, while all other Venture products are charged a total of 1.40% of contract value for both administration and the assumption of mortality and expense risk at rates of .15% and 1.25%, respectively. Certain Venture products are offered in both the Merrill Lynch Series Funds and the MIT funds.

(ii) Venture Vision: deductions from each Sub-Account are made daily for distribution fees, administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15%, 0.25% and 1.25% of the contract value, respectively.

(iii) Venture Vantage: deductions ranging from effective annual rates of 1.55% to 1.75% of contract value are made daily from each Sub-Account for administration and for the assumption of mortality and expense risks.

(iv) Rollover: deductions from each Sub-Account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and .85% of the contract value, respectively. On June 1, 2000, deductions were reduced to an effective annual rate of 0.15% and 0.30%, respectively.


(v) Venture Strategy: deductions from each Sub-Account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 0.30% of the contract value, respectively.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


5.  PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each subaccount for the year ended December 31, 2000:

                                                  PURCHASES             SALES
                                               -----------------------------------

Mid Cap Blend                                  $  458,146,096     $  396,355,467
Investment Quality Bond Portfolio                  84,916,749         93,095,558
Growth & Income Portfolio                         553,633,575        449,702,397
Blue Chip Growth Portfolio                        557,449,552        319,732,480
Money Market Portfolio                          3,803,337,632      4,041,503,988
Global Equity Portfolio                           603,125,301        701,070,047
Global Bond Portfolio                              33,199,767         59,500,373
U.S. Government Securities Portfolio               97,661,174        125,197,061
Diversified Bond Allocation Portfolio              78,726,791         76,750,437
Income & Value Portfolio                          227,232,231        222,415,174
Large Cap Growth Portfolio                        444,086,613        190,636,540
Equity-Income Portfolio                           254,327,763        306,187,461
Strategic Bond Portfolio                           64,692,500         94,047,389
Overseas Portfolio                              1,003,841,680        864,652,674
Growth Portfolio                                  429,691,097        143,594,765
All Cap Growth Portfolio                          544,270,775        209,555,472
International Small Cap Portfolio                 613,293,468        429,671,853
Pacific Rim Emerging Markets Portfolio            269,063,661        260,103,936
Science & Technology Portfolio                    842,673,190        211,036,807
Emerging Small Company Portfolio                  338,114,018        158,524,455
Aggressive Growth Portfolio                       410,776,274        162,511,061
International Stock Portfolio                     396,585,608        335,679,045
Quantitative Equity Portfolio                     286,217,067        112,313,680
Value Portfolio                                    68,941,154         65,207,575
Real Estate Securities Portfolio                   30,417,633         17,877,509
Balanced Portfolio                                 30,684,858         35,654,662
High Yield Portfolio                               70,882,107         80,883,248
Lifestyle Aggressive 1000 Portfolio                56,795,420         23,879,829

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

5.  PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                  PURCHASES               SALES
                                              ----------------------------------

Lifestyle Growth 820 Portfolio                $   135,321,086    $    37,386,659
Lifestyle Balanced 640 Portfolio                  112,384,875         45,239,520
Lifestyle Moderate 460 Portfolio                   38,875,334         26,959,978
Lifestyle Conservative 280 Portfolio               21,645,680         28,900,061
Small Company Value Portfolio                      57,932,747         59,933,377
International Value Portfolio                     121,024,440         89,294,931
Small Company Blend Portfolio                      98,126,200         21,856,172
Total Return Portfolio                             97,090,929         24,209,408
U.S. Large Cap Value Portfolio                    139,257,319         30,921,579
Mid Cap Stock Portfolio                            64,014,613         13,046,567
Tactical Allocation Portfolio                      57,128,018         16,719,344
Dynamic Growth Portfolio                          181,601,011         28,264,520
Internet Technologies Portfolio                   103,082,224         18,009,002
International Index Portfolio                      11,662,536          3,073,612
Total Stock Market Index Portfolio                 16,039,679          2,402,124
500 Index Portfolio                                77,922,071          9,262,046
Mid Cap Index Portfolio                            22,716,521          8,662,614
Small Cap Index Portfolio                           7,624,231          1,544,971
Capital Appreciation Portfolio                      1,741,176            883,499
Basic Value Focus Portfolio                        18,598,999          3,310,709
Special Value Focus Portfolio                       6,993,934            768,432
Developing Capital Markets Focus Portfolio          1,993,473            371,636
                                              ----------------------------------

Total                                         $14,045,560,850    $10,658,361,704
                                              ==================================

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and 1999 and the accumulation units and dollar values outstanding at December 31, 2000 are as follows:

                                                             1999                                         2000
                                                 -----------------------------------------------------------------------------
                                                    UNIT               UNIT
                                                    VALUE              VALUE                    UNITS             DOLLARS
                                                 -----------------------------------------------------------------------------

Mid Cap Blend Sub-Account:
   Venture 1.30% Fee Contracts                   $64.954980         $60.037547                  10,775          $   646,897
   Venture 1.40% Fee Contracts                    39.416089          36.392717              28,040,381        1,020,465,658
   Venture Vision Contracts                       28.867552          26.586905               2,666,742           70,900,416
   Venture Vantage 1.55% Fee Contracts            16.909177          15.588834               6,979,950          108,809,276
   Venture Vantage 1.75% Fee Contracts                               11.972462                 590,254            7,066,799
   Venture Strategy & Rollover Contracts          15.307946          14.242740                   1,569               22,351
                                                                                            ----------------------------------
                                                                                            38,289,671        1,207,911,397

Investment Quality Bond Sub-Account:
   Venture 1.30% Fee Contracts                    22.052785          23.817687                   2,161               51,465
   Venture 1.40% Fee Contracts                    19.039807          20.541376               7,531,862          154,714,808
   Venture Vision Contracts                       12.847911          13.826642               1,452,012           20,076,451
   Venture Vantage 1.55% Fee Contracts            13.388502          14.422789               2,549,102           36,765,166
   Venture Vantage 1.75% Fee Contracts                               13.054821                  92,766            1,211,046
   Venture Strategy & Rollover Contracts          12.902584          14.027435                     693                9,727
                                                                                            ----------------------------------
                                                                                            11,628,596          212,828,663

Growth & Income Sub-Account:
   Venture 1.40% Fee Contracts                    38.655938          35.404552              53,352,113        1,888,907,658
   Venture Vision Contracts                       30.467742          27.835602               6,794,423          189,126,855
   Venture Vantage 1.55% Fee Contracts            18.506889          16.924924              23,320,240          394,693,291
   Venture Vantage 1.75% Fee Contracts                               11.658205               1,818,651           21,202,209
   Venture Strategy & Rollover Contracts          16.387611          15.124927                  14,169              214,304
                                                                                            ----------------------------------
                                                                                            85,299,596        2,494,144,317
                                                                                            ==================================

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                     1999                                          2000
                                                 -----------------------------------------------------------------------------
                                                     UNIT               UNIT
                                                     VALUE              VALUE                   UNITS              DOLLARS
                                                 -----------------------------------------------------------------------------

Blue Chip Growth Sub-Account:
   Venture 1.40% Fee Contracts                     $25.568866         $24.518135              44,270,289      $ 1,085,424,932
   Venture Vision Contracts                         26.518360          25.365287               4,776,229          121,150,419
   Venture Vantage 1.55% Fee Contracts              19.091275          18.279370              17,593,625          321,600,378
   Venture Vantage 1.75% Fee Contracts                                 11.549188               1,770,737           20,450,580
   Venture Strategy & Rollover Contracts            16.700133          16.137290                  13,247              213,770
                                                                                            ----------------------------------
                                                                                              68,424,127        1,548,840,079

Money Market Sub-Account:
   Venture 1.30% Fee Contracts                      17.846774          18.654229                   4,056               75,653
   Venture 1.40% Fee Contracts                      16.291417          17.010114              22,485,137          382,474,749
   Venture Vision Contracts                         12.153141          12.657686               6,957,798           88,069,619
   Venture Vantage 1.55% Fee Contracts              13.515626          14.090782              10,380,388          146,267,779
   Venture Vantage 1.75% Fee Contracts                                 12.724933               1,232,430           15,682,586
   Venture Strategy & Rollover Contracts            13.331106          14.026504                  54,560              765,291
                                                                                            ----------------------------------
                                                                                              41,114,369          633,335,677

Global Equity Sub-Account:
   Venture 1.40% Fee Contracts                      24.633827          27.253960              19,160,693          522,204,754
   Venture Vision Contracts                         19.073534          21.049744               2,514,670           52,933,159
   Venture Vantage 1.55% Fee Contracts              14.232856          15.723185               2,818,770           44,320,035
   Venture Vantage 1.75% Fee Contracts                                 13.554144                 148,782            2,016,616
   Venture Strategy & Rollover Contracts            12.516028          13.953918                     299                4,169
                                                                                            ----------------------------------
                                                                                              24,643,214          621,478,733

Global Bond Sub-Account:
   Venture 1.40% Fee Contracts                      19.632749          19.685989               4,531,875           89,214,444
   Venture Vision Contracts                         13.599529          13.602454                 669,457            9,106,262
   Venture Vantage 1.55% Fee Contracts                                 12.871966                  49,507              637,255
   Venture Vantage 1.75% Fee Contracts              12.511533          12.526713                 686,701            8,602,111
                                                                                            ----------------------------------
                                                                                               5,937,540          107,560,072

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                      1999                                      2000
                                                 -----------------------------------------------------------------------------
                                                      UNIT               UNIT
                                                      VALUE              VALUE                  UNITS                DOLLARS
                                                 -----------------------------------------------------------------------------

U.S. Government Securities Sub-Account:
   Venture 1.40% Fee Contracts                     $18.286918         $19.993612               7,806,446        $ 156,079,051
   Venture Vision Contracts                         12.757839          13.913787               1,455,645           20,253,538
   Venture Vantage 1.55% Fee Contracts              13.411398          14.641155               2,093,521           30,651,561
   Venture Vantage 1.75% Fee Contracts                                 13.197644                  71,598              944,919
   Venture Strategy & Rollover Contracts            12.999097          14.321813                     603                8,640
                                                                                            ----------------------------------
                                                                                              11,427,813          207,937,709

Diversified Bond Sub-Account:
   Venture 1.40% Fee Contracts                      18.002047          19.585192               6,292,565          123,241,098
   Venture Vision Contracts                         14.527388          15.765628                 677,041           10,673,969
   Venture Vantage 1.55% Fee Contracts              13.798700          14.989755               1,365,715           20,471,731
   Venture Vantage 1.75% Fee Contracts                                 13.190998                  99,109            1,307,348
   Venture Strategy & Rollover Contracts            13.123588          14.387750                       6                   91
                                                                                            ----------------------------------
                                                                                               8,434,436          155,694,237

Income & Value Sub-Account:
   Venture 1.40% Fee Contracts                      22.230152          23.004542              18,734,622          430,981,392
   Venture Vision Contracts                         17.986686          18.566934               1,566,845           29,091,504
   Venture Vantage 1.55% Fee Contracts              15.408317          15.921242               2,223,402           35,399,318
   Venture Vantage 1.75% Fee Contracts                                 12.710793                 175,347            2,228,804
   Venture Strategy & Rollover Contracts            14.181104          14.788189                   1,432               21,174
                                                                                            ----------------------------------
                                                                                              22,701,648          497,722,192

Large Cap Growth Sub-Account:
   Venture 1.40% Fee Contracts                      28.465074          24.071737              13,706,307          329,934,614
   Venture Vision Contracts                         23.393391          19.733542               1,348,004           26,600,886
   Venture Vantage 1.55% Fee Contracts              18.238886          15.400808               6,777,169          104,373,877
   Venture Vantage 1.75% Fee Contracts                                 10.924721                 751,651            8,211,574
   Venture Strategy & Rollover Contracts            16.461980          14.028600                   2,050               28,761
                                                                                            ----------------------------------
                                                                                              22,585,181          469,149,712

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                 2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE              UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Equity-Income Sub-Account:
   Venture 1.40% Fee Contracts                       $22.487758       $25.057453          23,316,478     $ 584,251,539
   Venture Vision Contracts                           21.149570        23.507739           2,753,468        64,727,806
   Venture Vantage 1.55% Fee Contracts                14.507362        16.140990           5,941,747        95,905,679
   Venture Vantage 1.75% Fee Contracts                                 14.266438             301,379         4,299,603
   Venture Strategy & Rollover Contracts              12.759601        14.327119              25,293           362,370
                                                                                         -----------------------------
                                                                                          32,338,365       749,546,997

Strategic Bond Sub-Account:
   Venture 1.40% Fee Contracts                        14.602672        15.463354          10,578,156       163,573,768
   Venture Vision Contracts                           14.321908        15.128283           1,385,287        20,957,011
   Venture Vantage 1.55% Fee Contracts                12.844300        13.581019           2,237,995        30,394,250
   Venture Vantage 1.75% Fee Contracts                                 12.905776             101,745         1,313,092
   Venture Strategy & Rollover Contracts              12.428556        13.262545                   7                88
                                                                                         -----------------------------
                                                                                          14,303,190       216,238,209

Overseas Sub-Account:
   Venture 1.40% Fee Contracts                        17.044524        13.661286          19,260,577       263,124,250
   Venture Vision Contracts                           16.833813        13.458771           1,965,882        26,458,352
   Venture Vantage 1.55% Fee Contracts                17.203799        13.768330           4,697,452        64,676,072
   Venture Vantage 1.75% Fee Contracts                                 11.222510             341,876         3,836,704
   Venture Strategy & Rollover Contracts              16.319479        13.181065                   8               101
                                                                                         -----------------------------
                                                                                          26,265,795       358,095,479

Growth Sub-Account:
   Venture 1.40% Fee Contracts                        28.060585        20.120816          18,692,626       376,110,884
   Venture Vision Contracts                           27.818889        19.897782           1,860,764        37,025,081
   Venture Vantage 1.55% Fee Contracts                20.209678        14.469646           8,062,197       116,657,142
   Venture Vantage 1.75% Fee Contracts                                  9.089389             633,621         5,759,226
   Venture Strategy & Rollover Contracts              18.549262        13.403429               5,743            76,980
                                                                                         -----------------------------
                                                                                          29,254,951       535,629,313

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                 2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE              UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
All Cap Growth Sub-Account:
   Venture 1.40% Fee Contracts                       $27.113084       $23.852189          21,834,220     $ 520,793,948
   Venture Vision Contracts                           26.855000        23.566248           2,395,792        56,459,829
   Venture Vantage 1.55% Fee Contracts                21.871173        19.211930           8,242,800       158,360,090
   Venture Vantage 1.75% Fee Contracts                                 10.349704           1,211,311        12,536,711
   Venture Strategy & Rollover Contracts              19.917321        17.657078               3,032            53,544
                                                                                         -----------------------------
                                                                                          33,687,155       748,204,122

International Small Cap Sub-Account:
   Venture 1.40% Fee Contracts                        26.974754        18.844170           8,548,059       161,081,074
   Venture Vision Contracts                           26.718058        18.618300             680,580        12,671,238
   Venture Vantage 1.55% Fee Contracts                23.749328        16.566096           2,517,130        41,699,024
   Venture Vantage 1.75% Fee Contracts                                 10.030446             220,745         2,214,175
   Venture Strategy & Rollover Contracts              22.341682        15.728111               6,808           107,072
                                                                                         -----------------------------
                                                                                          11,973,322       217,772,583

Pacific Rim Emerging Markets Sub-Account:
   Venture 1.40% Fee Contracts                        12.359297         9.217819           4,332,649        39,937,570
   Venture Vision Contracts                           12.267100         9.126236             395,320         3,607,782
   Venture Vantage 1.55% Fee Contracts                11.984246         8.924717           1,688,637        15,070,608
   Venture Vantage 1.75% Fee Contracts                                 10.941915              71,623           783,688
   Venture Strategy & Rollover Contracts              18.168886        13.655344                  99             1,355
                                                                                         -----------------------------
                                                                                           6,488,328        59,401,003

Science & Technology Sub-Account:
   Venture 1.40% Fee Contracts                        37.943261        24.672266          27,106,225       668,772,005
   Venture Vision Contracts                           37.660683        24.427405           2,551,798        62,333,803
   Venture Vantage 1.55% Fee Contracts                30.445751        19.767418          12,900,698       255,013,492
   Venture Vantage 1.75% Fee Contracts                                  8.857329           1,488,393        13,183,184
   Venture Strategy & Rollover Contracts              30.621118        20.064987               8,507           170,690
                                                                                         -----------------------------
                                                                                          44,055,621       999,473,174

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                  2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS          DOLLARS
                                                     ----------       ------------------------------------------------
Emerging Small Company Sub-Account:
   Venture 1.40% Fee Contracts                       $24.610648       $23.225958           6,816,457     $ 158,318,746
   Venture Vision Contracts                           24.427201        22.995348             666,506        15,326,535
   Venture Vantage 1.55% Fee Contracts                22.035674        20.764734           3,225,573        66,978,169
   Venture Vantage 1.75% Fee Contracts                                 10.932942             514,633         5,626,452
   Venture Strategy & Rollover Contracts              19.436616        18.484616               5,716           105,666
                                                                                         -----------------------------
                                                                                          11,228,885       246,355,568

Aggressive Growth Sub-Account:
   Venture 1.40% Fee Contracts                        16.628126        16.889157          12,104,009       204,426,503
   Venture Vision Contracts                           16.504105        16.721411           1,165,307        19,485,584
   Venture Vantage 1.55% Fee Contracts                15.594503        15.815609           6,157,970        97,392,043
   Venture Vantage 1.75% Fee Contracts                                 11.182499             929,491        10,394,037
   Venture Strategy & Rollover Contracts              15.834780        16.207424              17,003           275,574
                                                                                         -----------------------------
                                                                                          20,373,780       331,973,741

International Stock Sub-Account:
   Venture 1.40% Fee Contracts                        18.338932        15.087850           5,936,757        89,572,901
   Venture Vision Contracts                           18.202233        14.938063             890,893        13,308,212
   Venture Vantage 1.55% Fee Contracts                16.397239        13.470191           2,448,991        32,988,378
   Venture Vantage 1.75% Fee Contracts                                 11.202883             131,842         1,477,012
                                                      16.253406        13.475212                 240             3,234
                                                                                         -----------------------------
                                                                                           9,408,723       137,349,737

Quantitative Equity Sub-Account:
   Venture 1.40% Fee Contracts                        24.202942        25.371611           8,988,361       228,049,200
   Venture Vision Contracts                           24.022598        25.119884           1,567,928        39,386,180
   Venture Vantage 1.55% Fee Contracts                18.834509        19.714449           3,794,636        74,809,153
   Venture Vantage 1.75% Fee Contracts                                 12.092105             522,171         6,314,150
   Venture Strategy & Rollover Contracts              16.959503        17.915408               5,443            97,509
                                                                                         -----------------------------
                                                                                          14,878,539       348,656,192

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                 2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE              UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Value Sub-Account:
   Venture 1.40% Fee Contracts                       $13.987433       $17.182340           5,934,243     $ 101,964,176
   Venture Vision Contracts                           13.883152        17.011828           1,021,344        17,374,922
   Venture Vantage 1.55% Fee Contracts                11.517818        14.127502           2,383,350        33,670,775
   Venture Vantage 1.75% Fee Contracts                                 15.552753             124,861         1,941,928
   Venture Strategy & Rollover Contracts              10.786297        13.351990               1,554            20,750
                                                                                         -----------------------------
                                                                                           9,465,352       154,972,551

Real Estate Securities Sub-Account:
   Venture 1.40% Fee Contracts                        11.174188        13.852028           2,419,975        33,521,562
   Venture Vision Contracts                           11.090818        13.714476             340,994         4,676,555
   Venture Vantage 1.55% Fee Contracts                10.107930        12.511528             883,570        11,054,807
   Venture Vantage 1.75% Fee Contracts                                 13.588062              42,484           577,270
   Venture Strategy & Rollover Contracts               9.488883        11.853453                 747             8,851
                                                                                         -----------------------------
                                                                                           3,687,770        49,839,045

Balanced Sub-Account;
   Venture 1.40% Fee Contracts                        15.962370        14.272291           3,281,595        46,835,876
   Venture Vision Contracts                           15.843343        14.130567             591,032         8,351,618
   Venture Vantage 1.55% Fee Contracts                13.941569        12.446809           2,033,364        25,308,887
   Venture Vantage 1.75% Fee Contracts                                 11.252446              53,977           607,377
   Venture Strategy & Rollover Contracts              12.856009        11.583489               2,015            23,338
                                                                                         -----------------------------
                                                                                           5,961,983        81,127,096

High Yield Sub-Account:
   Venture 1.40% Fee Contracts                        14.993652        13.459828           5,218,058        70,234,166
   Venture Vision Contracts                           14.881850        13.326181           1,288,639        17,172,636
   Venture Vantage 1.55% Fee Contracts                13.844359        12.409523           2,660,028        33,009,679
   Venture Vantage 1.75% Fee Contracts                                 11.519841              63,437           730,781
   Venture Strategy & Rollover Contracts              13.130722        11.878374               1,643            19,519
                                                                                         -----------------------------
                                                                                           9,231,805       121,166,781

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                  2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS          DOLLARS
                                                     ----------       ------------------------------------------------
Lifestyle Aggressive 1000 Sub-Account:
   Venture 1.40% Fee Contracts                       $15.974195       $14.948006           3,511,699      $ 52,492,900
   Venture Vision Contracts                           15.855076        14.799593             260,737         3,858,803
   Venture Vantage 1.55% Fee Contracts                14.195565        13.263783           1,664,008        22,071,046
   Venture Vantage 1.75% Fee Contracts                                 11.872645             179,283         2,128,558
   Venture Strategy & Rollover Contracts              13.497935        12.728218               1,966            25,030
                                                                                         -----------------------------
                                                                                           5,617,693        80,576,337

Lifestyle Growth 820 Sub-Account:
   Venture 1.40% Fee Contracts                        16.893101        16.162371          13,783,663       222,776,677
   Venture Vision Contracts                           16.767184        16.001947           1,530,049        24,483,756
   Venture Vantage 1.55% Fee Contracts                14.903883        14.237879           6,749,479        96,098,268
   Venture Vantage 1.75% Fee Contracts                                 12.089786             574,231         6,942,329
   Venture Strategy & Rollover Contracts              14.033145        13.529644               5,139            69,535
                                                                                         -----------------------------
                                                                                          22,642,561       350,370,565

Lifestyle Balanced 640 Sub-Account:
   Venture 1.40% Fee Contracts                        16.257312        16.437657          12,129,776       199,385,097
   Venture Vision Contracts                           16.136115        16.274494           1,778,907        28,950,807
   Venture Vantage 1.55% Fee Contracts                14.456141        14.594658           7,589,414       110,764,903
   Venture Vantage 1.75% Fee Contracts                                 12.355297             512,761         6,335,309
   Venture Strategy & Rollover Contracts              13.671696        13.929909              16,882           235,160
                                                                                         -----------------------------
                                                                                          22,027,740       345,671,276

Lifestyle Moderate 460 Sub-Account:
   Venture 1.40% Fee Contracts                        16.142259        16.596254           4,611,811        76,538,795
   Venture Vision Contracts                           16.021927        16.431521           1,111,820        18,268,893
   Venture Vantage 1.55% Fee Contracts                14.566774        14.954083           2,599,476        38,872,787
   Venture Vantage 1.75% Fee Contracts                                 12.579492             137,563         1,730,477
   Venture Strategy & Rollover Contracts              13.746687        14.242240              10,112           144,012
                                                                                         -----------------------------
                                                                                           8,470,782       135,554,964

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                  2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                       VALUE             VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Lifestyle Conservative 280 Sub-Account:
   Venture 1.40% Fee Contracts                       $15.439823       $16.397834           2,496,383      $ 40,935,281
   Venture Vision Contracts                           15.324704        16.235059             715,952        11,623,523
   Venture Vantage 1.55% Fee Contracts                14.296546        15.160940           1,562,853        23,694,317
   Venture Vantage 1.75% Fee Contracts                                 12.913124              11,403           147,243
   Venture Strategy & Rollover Contracts              13.593172        14.547877               2,196            31,940
                                                                                         -----------------------------
                                                                                           4,788,787        76,432,304

Small Company Value Sub-Account:
   Venture 1.40% Fee Contracts                        11.904646        12.436171           3,123,031        38,838,544
   Venture Vision Contracts                           11.837890        12.335633             611,635         7,544,908
   Venture Vantage 1.55% Fee Contracts                11.864553        12.375754           1,032,739        12,780,919
   Venture Vantage 1.75% Fee Contracts                                 13.356548              39,250           524,251
   Venture Strategy & Rollover Contracts                               12.266242               1,233            15,119
                                                                                         -----------------------------
                                                                                           4,807,888        59,703,741

International Value Sub-Account:
   Venture 1.40% Fee Contracts                        12.860110        11.862293           2,738,541        32,485,379
   Venture Vision Contracts                           12.838810        11.813131             272,914         3,223,971
   Venture Vantage 1.55% Fee Contracts                12.847324        11.832776           1,730,537        20,477,058
   Venture Vantage 1.75% Fee Contracts                                 11.868508             119,059         1,413,047
                                                                                         -----------------------------
                                                                                           4,861,051        57,599,455

Small Company Blend Sub-Account:
   Venture 1.40% Fee Contracts                        15.922213        12.601917           3,886,331        48,975,224
   Venture Vision Contracts                           15.895877        12.549695             760,889         9,548,926
   Venture Vantage 1.55% Fee Contracts                15.906411        12.570556           1,798,513        22,608,313
   Venture Vantage 1.75% Fee Contracts                                  9.630818             181,602         1,748,979
   Venture Strategy & Rollover Contracts                                9.554061               5,325            50,875
                                                                                         -----------------------------
                                                                                           6,632,660        82,932,317

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                        1999                                2000
                                                     ----------       ------------------------------------------------
                                                        UNIT            UNIT
                                                       VALUE            VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Total Return Sub-Account:
   Venture 1.40% Fee Contracts                       $12.255674       $13.404017           6,181,792      $ 82,860,844
   Venture Vision Contracts                           12.235367        13.348487             833,759        11,129,425
   Venture Vantage 1.55% Fee Contracts                12.243486        13.370675           3,707,347        49,569,733
   Venture Vantage 1.75% Fee Contracts                                 13.220054             314,470         4,157,311
                                                                                         -----------------------------
                                                                                          11,037,368       147,717,313

U.S. Large Cap Value Sub-Account:
   Venture 1.40% Fee Contracts                        12.721279        12.894130           9,954,513       128,354,788
   Venture Vision Contracts                           12.700198        12.840714           1,249,139        16,039,835
   Venture Vantage 1.55% Fee Contracts                12.708630        12.862059           6,199,448        79,737,672
   Venture Vantage 1.75% Fee Contracts                                 12.467016             417,203         5,201,274
                                                                                         -----------------------------
                                                                                          17,820,303       229,333,569

Mid Cap Stock Sub-Account:
   Venture 1.40% Fee Contracts                        12.483520        11.821790           3,543,334        41,888,551
   Venture Vision Contracts                           12.462837        11.772795             578,523         6,810,830
   Venture Vantage 1.55% Fee Contracts                12.471106        11.792364           2,050,855        24,184,432
   Venture Vantage 1.75% Fee Contracts                                 12.208008             194,878         2,379,071
   Venture Strategy & Rollover Contracts                               12.483407               9,744           121,641
                                                                                         -----------------------------
                                                                                           6,377,334        75,384,525


Tactical Allocation Sub-Account:
   Venture 1.40% Fee Contracts                                         11.989936           2,142,032        25,682,830
   Venture Vision Contracts                                            11.970334             139,120         1,665,310
   Venture Vantage 1.55% Fee Contracts                                 11.978173             680,285         8,148,567
   Venture Vantage 1.75% Fee Contracts                                 12.188577             194,588         2,371,748
   Venture Strategy & Rollover Contracts                               12.064740                 928            11,193
                                                                                         -----------------------------
                                                                                           3,156,953        37,879,648

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                 2000
                                                     ----------       ------------------------------------------------
                                                       UNIT              UNIT
                                                      VALUE             VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Dynamic Growth Sub-Account:
   Venture 1.40% Fee Contracts                                         $7.906976           8,341,104      $ 65,952,913
   Venture Vision Contracts                                             7.894008             754,062         5,952,572
   Venture Vantage 1.55% Fee Contracts                                  7.899193           3,937,399        31,102,278
   Venture Vantage 1.75% Fee Contracts                                  8.771239             628,926         5,516,459
   Venture Strategy & Rollover Contracts                                7.956456               1,259            10,020
                                                                                         -----------------------------
                                                                                          13,662,750       108,534,242

Internet Technologies Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23,25,26 and
     27 Contracts                                                       6.965644           4,488,445        31,264,912
   VIS 5,6,25 and 26 Contracts                                          6.954217             367,555         2,556,057
   VTG20 Contracts                                                      6.958782           1,928,784        13,421,990
   VTG50 Contracts                                                      7.012603             410,868         2,881,252
                                                                                         -----------------------------
                                                                                           7,195,652        50,124,211

International Index Sub-Account:
   Venture 1.40% Fee Contracts                                         11.167069             454,096         5,070,917
   Venture Vision Contracts                                            11.148798              47,727           532,102
   Venture Vantage 1.55% Fee Contracts                                 11.156110             191,428         2,135,594
   Venture Vantage 1.75% Fee Contracts                                 11.529885              22,986           265,025
                                                                                         -----------------------------
                                                                                             716,237         8,003,638

Total Stock Market Index Sub-Account:
   Venture 1.40% Fee Contracts                                         11.142088             440,448         4,907,507
   Venture Vision Contracts                                            11.123861              81,926           911,336
   Venture Vantage 1.55% Fee Contracts                                 11.131148             570,701         6,352,561
   Venture Vantage 1.75% Fee Contracts                                 11.456807              29,032           332,618
                                                                                         -----------------------------
                                                                                           1,122,107        12,504,022

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                 2000
                                                     ----------       ------------------------------------------------
                                                       UNIT             UNIT
                                                       VALUE            VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
500 Index Sub-Account:
   Venture 1.40% Fee Contracts                                        $11.200577           3,818,844      $ 42,773,256
   Venture Vision Contracts                                            11.182275             320,396         3,582,751
   Venture Vantage 1.55% Fee Contracts                                 11.189592           1,351,791        15,125,991
   Venture Vantage 1.75% Fee Contracts                                 11.516966             141,045         1,624,407
                                                                                         -----------------------------
                                                                                           5,632,076        63,106,405

Mid Cap Index Sub-Account:
   Venture 1.40% Fee Contracts                                         13.271787             525,751         6,977,650
   Venture Vision Contracts                                            13.250096             196,940         2,609,474
   Venture Vantage 1.55% Fee Contracts                                 13.258777             266,762         3,536,937
   Venture Vantage 1.75% Fee Contracts                                 13.223282              41,116           543,690
                                                                                         -----------------------------
                                                                                           1,030,569        13,667,751

Small Cap Index Sub-Account:
   Venture 1.40% Fee Contracts                                         11.596178             296,558         3,438,943
   Venture Vision Contracts                                            11.577217              22,709           262,905
   Venture Vantage 1.55% Fee Contracts                                 11.584805             145,548         1,686,140
   Venture Vantage 1.75% Fee Contracts                                 11.943325              19,286           230,340
                                                                                         -----------------------------
                                                                                             484,101         5,618,328

Capital Appreciation Sub-Account:
   Venture 1.40% Fee Contracts                                         10.945558              62,891           688,377
   Venture Vision Contracts                                            10.941194               6,671            72,985
   Venture Vantage 1.55% Fee Contracts                                 10.942940               8,809            96,394
   Venture Vantage 1.75% Fee Contracts                                 10.939455                  22               244
                                                                                         -----------------------------
                                                                                              78,393           858,000

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                       1999                                 2000
                                                     ----------       ------------------------------------------------
                                                       UNIT             UNIT
                                                       VALUE            VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Basic Value Focus Sub-Account:
   Venture 1.40% Fee Contracts                       $20.300779       $22.514992            956,810        $21,542,564
   Venture Vantage 1.55% Fee Contracts                14.325771        15.864568            713,263         11,315,616
   Venture Vantage 1.75% Fee Contracts                                 13.588646            126,531          1,719,384
                                                                                         -----------------------------
                                                                                          1,796,604         34,577,564

Developing Capital Market Focus Sub-Account:
   Venture 1.40% Fee Contracts                        10.419795         7.313442            203,402          1,487,567
   Venture Vantage 1.55% Fee Contracts                15.787402        11.064248             51,259            567,140
   Venture Vantage 1.75% Fee Contracts                                  9.694543             10,441            101,225
                                                                                         -----------------------------
                                                                                            265,102          2,155,932

Special Value Focus Sub-Account:
   Venture 1.40% Fee Contracts                        33.685273        38.059573            153,558          5,844,362
   Venture Vantage 1.55% Fee Contracts                13.943374        15.730490            225,025          3,539,747
   Venture Vantage 1.75% Fee Contracts                                 12.606854             17,411            219,504
                                                                                         -----------------------------
                                                                                            395,994          9,603,613

CONTRACT OWNERS' EQUITY (NET OF ANNUITY RESERVES)                                                      $15,500,314,099
                                                                                                       ===============



            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

7.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                                     PART C




                               OTHER INFORMATION

Guide to Name Changes and Successions:

The following name changes took place October 1, 1997:

                         Old Name                                                     New Name
NASL Variable Account                                        The Manufacturers Life Insurance Company of North America
                                                             Separate Account A
North American Security Life Insurance Company               The Manufacturers Life Insurance Company of North America

The following name changes took place November 1, 1997:

                         Old Name                                                     New Name
NAWL Holding Co., Inc.                                       Manulife-Wood Logan Holding Co., Inc.

The following name changes took place September 24, 1999:

                         Old Name                                                     New Name
Wood Logan Associates, Inc.                                  Manulife Wood Logan, Inc.

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

                                    * * * * *

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

          (1) Financial Statements of the Registrant, The Manufacturers Life Insurance Company of North America Separate Account A (Part B of the registration statement). - FILED HEREWITH

          (2) Financial Statements of the Depositor, The Manufacturers Life Insurance Company of North America (Part B of the registration statement). - FILED HEREWITH

     (b)  Exhibits

                    (1)  (i)   Resolution of the Board of Directors of North
                               American Security Life Insurance Company establishing the NASL Variable Account --
                               Incorporated by reference to Exhibit (b)(1)(i) to Form N-4, file number 33-76162, filed February
                               25, 1998.

                         (ii) Resolution of the Board of Directors of North American Security Life Insurance Company redesignating existing sub-accounts and dividing the NASL Variable Account to create additional sub-accounts, dated May 30, 1995 -- Previously filed as Exhibit (b)(1)(ii) to post-effective amendment no. 2 to Form N-4, file no. 33-76684, filed March 1, 1996.

                         (iii) Resolution of the Board of Directors of North
                               American Security Life Insurance Company redesignating existing sub-accounts and dividing the NASL Variable Account to create additional sub-accounts, dated September 30, 1996 -- Previously filed as Exhibit (b)(1)(iii) to post effective amendment no. 3 to Form N-4, file no. 33-76684, filed February 28, 1997.

                         (iv) Resolution of the Board of Directors of North American Security Life Insurance Company redesignating existing sub-accounts and dividing the NASL Variable Account to create additional sub-accounts, dated September 30, 1996 -- Previously filed as Exhibit (b)(1)(iv) to post effective amendment no. 3 to Form N-4, file no. 33-76684, filed February 28, 1997.

                         (v) Resolution of the Board of Directors of North American Security Life Insurance Company redesignating existing sub-accounts and dividing the NASL Variable Account to create four additional sub-accounts dated September 26, 1997 -- Incorporated by reference to Exhibit (b)(1)(v) to Form N-4, file number 33-76162 filed February 25, 1998.

                    (2) Agreements for custody of securities and similar investments - Not Applicable.

                    (3)  (i)   Underwriting Agreement - Incorporated by
                               reference to Exhibit 3 (i) to post-amendment No.
                               6 on Form N-4, file number 33-76162, filed March
                               1, 1999 on behalf of The Manufacturers Life
                               Insurance Company of North America.

                         (ii) Form of broker-dealer agreement - Incorporated by reference to Exhibit 3 (iv) to post-effective amendment No. 4 on Form N-4, file number 33-76162, filed February 28, 1998 on behalf of The Manufacturers Life Insurance Company of North America.

                         (iii) Form of Promotional Agent Agreement. Incorporated
                               by reference to Exhibit 3 (iii) to pre-effective amendment no. 1 to this registration statement filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of North America.

                    (4)  (i)   Form of Flexible Payment Deferred Combination
                               Fixed and Variable Group Annuity Contract,
                               Non-Participating -- Incorporated by reference to
                               Exhibit 4 (i) to this registration statement filed on October 16, 1997 on behalf of The
                               Manufacturers Life Insurance Company of North
                               America.

                         (ii) Specimen Certificate Under Flexible Payment Deferred Combination Fixed and Variable Group Annuity Contract, Non-Participating
                               --Incorporated by reference to Exhibit 3 (ii) to this registration statement filed on October 16, 1997 on behalf of The Manufacturers Life Insurance Company of North America.

                         (iii) Specimen Endorsements to Contract: (i) Individual
                               Retirement Annuity Endorsement; (ii) ERISA
                               Tax-sheltered Annuity Endorsement; (iii)
                               Tax-sheltered Annuity Endorsement; (iv) Section 401 Plans Endorsement; (v) Texas Optional Retirement Program Endorsement; (vi) Qualified Contract Provisions; (vii) Fixed Account Endorsement; (viii) Death Benefit Endorsement -- Previously filed as Exhibit (b)(4)(iii) to post effective amendment no. 4 to Form N-4 filed February 26, 1998.

                         (iv) Individual Retirement Annuity Endorsement -- Incorporated by reference to Exhibit 3 (iv) to this registration statement filed on October 16, 1997 on behalf of The Manufacturers Life Insurance Company of North America.

                         (v) Roth Individual Retirement Annuity Endorsement - Incorporated by reference to Exhibit
                               (b)(4)(ii)(F) to Form N-4, file number 33-76162, filed March 1, 1999.


                         (vi)  457 Plan Endorsements - FILED HEREWITH


                    (5)  (i)   Specimen Application for Flexible Payment
                               Deferred Combination fixed and Variable Group
                               Annuity Contract, Non-Participating. -
                               Incorporated by reference to Exhibit 3 (iv) to pre-effective amendment No. 1 this registration statement filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of North
                               America.

                         (ii) Specimen Certificate Application - Incorporated by reference to Exhibit (b)(5)(ii) to post effective amendment no. 4 to Form N-4, file number 33-76684, filed February 26, 1998 on behalf of Separate Account A of The Manufacturers Life Insurance Company of North America.

                    (6)  (i)   Certificate of Incorporation of North American
                               Security Life Insurance Company -- Incorporated by reference to Exhibit (3)(i) to Form 10Q of The
                               Manufacturers Life Insurance Company of North
                               America filed November 14, 1997.

                         (ii) Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984 -- Incorporated by reference to Exhibit
                               (3)(i)(a) to Form 10Q
                               of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

                         (iii) Certificate of Amendment of Certificate of
                               Incorporation, Name change March 1997 --
                               Incorporated by reference to Exhibit (3)(i)(a) to post effective amendment no. 1 to Form S-1 on behalf of The Manufacturers Life Insurance Company of North America, file number 333-6011, filed October 9, 1997.

                         (vi) Amended and Restated By-laws of The Manufacturers Life Insurance Company of North America -- Incorporated by reference to Exhibit (3)(ii) to Form 10Q of The Manufacturers Life Insurance Company of North America filed November 14, 1997.

                    (7)  (i)   Contract of reinsurance in connection with the
                               variable annuity contracts being offered -
                               Variable Annuity Guaranteed Death Benefit
                               Reinsurance Contract between North American
                               Security Life Insurance Company Connecticut
                               General Life Insurance Company, effective July 1,
                               1995 -- Incorporated by reference to Exhibit
                               (b)(7)(ii) to post-effective amendment no. 2 to Form N-4,file number 33-76684, filed March 1,
                               1996 on behalf of the NASL Variable Account of North American Security Life Insurance Company.

                         (ii) Contract of reinsurance in connection with the variable annuity contracts being offered - Variable Annuity Guaranteed Death Benefit Reinsurance Contract between North American Security Life Insurance Company and Connecticut General Life Insurance Company, effective July 1, 1995 -- Incorporated by reference to Exhibit
                               (b)(7)(iii) to post-effective amendment no. 2 to Form N-4, file number 33-76684, filed March 1, 1996 on behalf of the NASL Variable Account of North American Security Life Insurance Company.

                         (iii) Contract of reinsurance in connection with the
                               variable annuity contracts being offered -
                               Automatic Reinsurance Agreement between North American Security Life Insurance Company and Swiss Re America, effective August 1, 1995 -- Incorporated by reference to Exhibit (b)(7)(iv) to post-effective amendment no. 3 to Form N-4, file number 33-76684, filed February 28, 1997 on behalf of the NASL Variable Account of North American Security Life Insurance Company.

                         (iv) Contract of reinsurance in connection with the variable annuity contracts being offered - Reinsurance Agreement between North American Security Life Insurance Company and PaineWebber Life Insurance Company, effective December 31, 1994 -- Previously filed as Exhibit (b)(7)(v) to post-effective amendment no. 3 to Form N-4, file no. 33-76684, filed February 28, 1997.

                         (v) Coinsurance Agreement between North American Security Life Insurance Company and Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997

                    (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

                         (i) Form of Remote Service Agreement dated November 1, 1996 between North American Security Life Insurance Company and CSC Continuum, Inc.-- Incorporated by reference to Exhibit (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-76684 , filed February 28, 1997 on behalf of the NASL Variable Account of North American Security Life Insurance Company.


                         (ii) Amendment to Remote Service Agreement dated April 1, 1998 between Manufacturers Life Insurance Company of North

                               America and CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 27, 2000.


                         (iii) Amendment to Remote Service Agreement dated March
                               1999 between Manufacturers Life Insurance Company of North America and CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.


                    (9) Opinion of James D. Gallagher, Esq. as to the legality of the securities being registered and consent to use of opinion. Incorporated by reference to Exhibit 9 to pre-effective amendment no. 1 to this registration statement filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of North America.

                    (10) Written consent of Ernst & Young LLP independent
                         certified public accountants. -FILED HEREIN

                    (11) All financial statements omitted from Item 23,
                         Financial Statements -- Not Applicable.

                    (12) Agreements in consideration for providing initial
                         capital between or among Registrant, Depositor Underwriter or initial contract owners -- Not Applicable.

                    (13) Schedule for computation of performance quotations
                         provided in the Registration Statement in response to
                         Item 21--Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76684, filed March 1, 1996 on behalf of the NASL Variable Account of North American Security Life Insurance Company.

                    (14) Financial Data Schedule --Not Applicable

                    (15) (i) Power of Attorney - John D. Richardson (Chairman of the Board of Directors, North American Security Life Insurance Company) -- Previously filed as Exhibit (b)(15)(iii) to post-effective amendment no. 2 to Form N-4, 33-76684, filed April 29, 1997.

                         (ii) Power of Attorney - David W. Libbey, Principal Financial Officer, North American Security Life Insurance Company -- Incorporated by reference to Exhibit (24)(ii) to Form 10Q of The Manufacturers Life Insurance Company of North America filed November 14, 1997.

                         (iii) Power of Attorney - John D. DesPrez III
                               (Director, The Manufacturers Life Insurance
                               Company of North America) - Incorporated by reference to Exhibit (14)(iv) to post-effective amendment no. 1 to Form N-4, file number 333-38081 filed April 19, 1999.

Item 25.  Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


Name and Principal
Business Address             Position with Depositor
----------------             -----------------------
John D. DesPrez III**        Director and Chairman of the Board of Directors

James R. Boyle*              Director and President

David W. Libbey*             Director, Vice President, Treasurer & Chief

Marc Costantini*             Vice President, Annuity Product Management

Robert Boyda**               Vice President, Investment Management Services

James D. Gallagher**         Vice President, Secretary and General Counsel

Kevin S. Hill*               Vice President, Business Implementation

Mark S. Rizza*               Vice President Information Services, U.S. Annuities

Jonnie M. Smith*             Vice President, Customer Service and Administration

Jonnie Smith*                Vice President, Customer Service and Administration

J. Brent Wilkinson*          Vice President, E-Business, U.S. Annuities



*500 Boylston Street, Boston, MA 02116



**73 Tremont Street, Boston, MA  02116


Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.


                         MANULIFE FINANCIAL CORPORATION
                          CORPORATE ORGANIZATION CHART
                             As Of December 31, 2000



                                                                                                                   JURISDICTION OF
AFFILIATE                                                                                    % OF EQUITY            INCORPORATION
---------                                                                                    -----------            -------------
Manulife Financial Corporation                                                                    100                Canada
  The Manufacturers Life Insurance Company                                                        100                Canada
     MF Leasing (Canada) Inc.                                                                     100                Ontario
       1332953 Ontario Inc.                                                                       100                Ontario
    MLI Resources Inc.                                                                            100                Alberta
    Manulife Financial Services Inc.                                                              100                Canada
    1293319 Ontario Inc.                                                                          100                Ontario
      Enterprise Capital Management Inc.                                                           20                Ontario
      Cantay Holdings Inc.                                                                        100                Ontario
      994744 Ontario Inc.                                                                         100                Ontario
      3426505 Canada Inc.                                                                         100                Canada
      Manulife Bank of Canada                                                                     100                Canada
      Manulife Securities International Ltd.                                                      100                Canada
      NAL Resources Limited                                                                       100                Alberta
      Manulife International Capital Corporation Limited                                          100                Ontario
        Golf Town Canada Inc.                                                                    59.9                Canada
        VFC Inc.                                                                                   25                Canada
        1198184 Ontario Limited                                                                   100                Ontario
        Regional Power Inc.                                                                        80                Ontario
           La Regionale Power Port-Cartier Inc.                                                   100                Canada
           La Regionale Power Angliers Inc.                                                       100                Canada
           Addalam Power Corporation(X)                                                            50                Philippines
        Luxell Technologies Inc.                                                                 15.1                Ontario
    FNA Financial Inc.                                                                            100                Canada
        NAL Trustco Inc.                                                                          100                Ontario
        First North American Insurance Company                                                    100                Canada
        Elliott & Page Limited                                                                    100                Ontario
        Seamark Asset Management Ltd.                                                           67.86                Canada
        NAL Resources Management Limited                                                          100                Canada
    Manucab Ltd.                                                                                  100                Canada
    Manulife European Holdings (Alberta) Limited                                                  100                Alberta
         Manulife Hungary Holdings Property Management Limited Liability                           99**              Hungary
          Company
    The Manufacturers Investment Corporation                                                      100                Michigan
         Manulife Reinsurance Corporation (U.S.A.)                                                100                Michigan

            Manulife Reinsurance Limited                                                          100                Bermuda
               MRL Holding, LLC                                                                   100                Delaware
               The Manufacturers Life Insurance Company (U.S.A.)                                96.45*               Michigan
               Flex Holding, LLC                                                                 22.4                Delaware
                  Flex Leasing I, LLC                                                           99.99                Delaware
               Flex Leasing II, LLC                                                              19.6                Delaware
               Ennal, Inc.                                                                        100                Ohio

                                                                                                                   JURISDICTION OF
AFFILIATE                                                                                    % OF EQUITY            INCORPORATION
---------                                                                                    -----------            -------------
               ESLS Investment Limited, LLC                                                       100                Ohio
               Thornhill Leasing Investments, LLC                                                  90                Delaware
               The Manufacturers Life Insurance Company of America                                100                Michigan
                    Manulife Holding Corporation                                                  100                Delaware
                       ManEquity, Inc.                                                            100                Colorado
                       Manufacturers Adviser Corporation                                          100                Colorado
                       Manulife Capital Corporation                                               100                Delaware
                         MCC Strategic Management Inc.                                            100                Delaware
                         MF Private Capital, Inc.                                                 100                Delaware
                             MF Private Capital Securities, Inc.                                  100                Delaware
                             MF Private Capital Ventures, Inc.                                    100                Delaware
                             MFPC Insurance Advisors, Inc.                                        100                Delaware
                       Manulife Property Management of Washington, D.C., Inc.                     100                Wash., D.C.
                       ManuLife Service Corporation                                               100                Colorado
                       Manulife Leasing Co., LLC                                                   80                Delaware
               Dover Leasing Investments, LLC                                                      99                Delaware
               Ironside Venture Partners I LLC                                                    100                Delaware
                  NewRiver Investor Communications Inc.                                         14.67                Delaware
                  Knowledge Impact Inc.                                                         13.01                Delaware
                  Linx Communications Inc.                                                      12.39                Delaware
               Ironside Venture Partners II LLC                                                   100                Delaware
               Manulife-Wood Logan Holding Co., Inc.                                              100                Delaware
                  Manulife Wood Logan, Inc.                                                       100                Connecticut
                  The Manufacturers Life Insurance Company of North America                       100                Delaware
                      Manufacturers Securities Services, LLC                                       90(SPADE)         Delaware
                      The Manufacturers Life Insurance Company of New York                        100                New York
     Manulife International Investment Management Limited                                         100                U.K.
        Manulife International Fund Management Limited                                            100                U.K.
     WT(SW) Properties Ltd.                                                                       100                U.K.
     Manulife Europe Ruckversicherungs-Aktiengesellschaft                                         100                Germany
    MIL Holdings (Bermuda) Limited                                                                100                Bermuda
    WorldInsure.com Limited                                                                      12.6                Bermuda
    Manulife International Holdings Limited                                                       100                Bermuda
         Manulife Provident Funds Trust Company Limited                                           100                Hong Kong
         Manulife (International) Limited                                                         100                Bermuda
           Manulife-Sinochem Life Insurance Co. Ltd.                                               51                China
           The Manufacturers (Pacific Asia) Insurance Company Limited                             100                Hong Kong
           Manulife Consultants Limited                                                           100                Hong Kong
           Manulife Financial Shareholdings Limited                                                50                Hong Kong
           Manulife Financial Management Limited                                                   50                Hong Kong
           Manulife Financial Group Limited                                                        50                Hong Kong
           Manulife Financial Investment Limited                                                   50                Hong Kong
          Manulife Funds Direct (Barbados) Limited                                                100                Barbados
           P.T. Manulife Aset Manajemen Indonesia                                                  55                Indonesia
           Manulife Funds Direct (Hong Kong) Limited                                              100                Hong Kong

                                                                                                                   JURISDICTION OF
AFFILIATE                                                                                    % OF EQUITY            INCORPORATION
---------                                                                                    -----------            -------------
    Manulife Data Services Inc.                                                                   100                Barbados
    ManuLife (International) Reinsurance Limited                                                  100                Bermuda
          Manufacturers P&C Limited                                                               100                Barbados
          Manufacturers Life Reinsurance Limited                                                  100                Barbados
          Manulife Management Services Ltd.                                                       100                Barbados
    Chinfon-Manulife Insurance Company Limited                                                     60                Vietnam
    Chinfon-Manulife Insurance Company Limited                                                     60                Bermuda
    OUB Manulife Pte. Ltd.                                                                         50                Singapore
    The Manufacturers Life Insurance Co. (Phils.), Inc.                                           100                Philippines
        Manulife Financial Plans, Inc.                                                            100                Philippines
    P.T. Asuransi Jiwa Manulife Indonesia                                                          91                Indonesia
        P.T. Buanadaya Sarana Informatika                                                         100                Indonesia
        P.T. Asuransi Jiwa Arta Mandiri Prima                                                     100                Indonesia
    Manulife (Malaysia) SDN.BHD.                                                                  100                Malaysia
    Manulife (Thailand) Ltd.                                                                      100                Thailand
    Manulife Holdings (Hong Kong) Limited                                                         100                Hong Kong
    Manulife Financial Systems (Hong Kong) Limited                                                100                Hong Kong
    Manulife Century Investments (Alberta) Inc.                                                   100                Alberta
        Manulife Century Investments (Bermuda) Limited                                             87(CLUB)          Bermuda
            Manulife System Service Kabushiki Kaisha                                               90(DIAMOND)       Japan
            Manulife Century Investments (Luxembourg) S.A.                                        100                Luxembourg
                Manulife Century Investments (Netherlands) B.V.                                   100                Netherlands
                    Manulife Century Holdings (Netherlands) B.V.                                  100                Netherlands
                    Daihyaku Manulife Holdings (Bermuda) Limited                                  100                Bermuda
                     Kyoritsu Confirm Co., Ltd.                                                  90.9(CLUB CLUB)     Japan
                     Daihyaku Premium Collection Co., Ltd.                                         57(TRIANGLE)      Japan
                    Manulife Century Life Insurance Company                                      41.7(+/-)(HEART)    Japan
                     Manulife Century Business Company                                            100                Japan




(X)         Inactive subsidiaries are noted in italics.



* 3.55% of The Manufacturers Life Insurance Company (USA) is owned by MRL Holding LLC.



** 1% of Manulife Hungary Holdings Property Management Limited Liability Company is owned by The Manufacturers Life Insurance Company.



(SPADE) 10% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.



(CLUB)      13% of Manulife Century Investments (Bermuda) Limited is owned by
            MLI.



(CLUB CLUB) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Century Life
            Insurance Company



(TRIANGLE)  10% of Daihyaku Premium Collection Co., Ltd. is owned by Manulife
            Century Life Insurance Company



(+/-) 8.8% of Manulife Century Life Insurance Company is owned by Daihyaku Manulife Holdings (Bermuda) Limited.



(DIAMOND)   10% of Manulife System Service Kabushiki Kaisha is owned by Manulife
            Century Life Insurance Company.



(HEART) 32.9% of Manulife Century Life Insurance Company is owned by Manulife Century Holdings (Netherlands) B.V.


Item 27.  Number of Contract owners.


As of February 28, 2001, there were 2 qualified contracts and 4 nonqualified contracts outstanding (48 qualified prior contracts and 0 nonqualified prior contracts).


Item 28.  Indemnification.

Article 9 of the Articles of Incorporation of the Company provides as follows:

NINTH: A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

Article XIV of the By-laws of the Company provides as follows:

Each Director or officer, whether or not then in office, shall be indemnified by the Company against all costs and expenses reasonably incurred by or imposed upon him or her, including legal fees, in connection with or resulting from any claim, action, suit or proceeding, whether civil, criminal or administrative, in which he or she may become involved as a party or otherwise, by reason of his or her being or having been a Director or officer of the Company.

         (1) Indemnity will not be granted to any Director or officer with respect to any claim, action, suit or proceeding which shall be brought against such Director or officer by or in the right of the Company, and

         (2) Indemnification for amounts paid and expenses incurred in settling such action, claim, suit or proceeding, will not be granted, until it shall be determined by a disinterested majority of the Board of Directors or by a majority of any disinterested committee or group of persons to whom the question may be referred by the Board, that said Director or officer did indeed act in good faith and in a manner he or she reasonably believed to be in, or not adverse, to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonably cause to believe that his or her conduct was legal, and that the payment of such costs, expenses, penalties or fines is in the interest of the Company, and not contrary to public policy or other provisions of law.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not adverse, to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Indemnification shall be made by the corporation upon determination by a disinterested majority of the Board of Directors or of a majority of any disinterested committee or group or persons to whom the question may be referred to by said Board, that the person did indeed act in good faith and in a manner he or she reasonably believed to be in, or not adverse, to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonably cause to believe that his or her conduct was legal.

The foregoing right to indemnity shall not be exclusive of any other rights to which such Director or officer may be entitled as a matter of law.

The foregoing right to indemnity shall also extend to the estate of any deceased Director or officer with respect to any such claim, action, suit or proceeding in which such Director or officer or his or her estate may become involved by reason of his or her having been a Director or officer of the Company, and subject to the same conditions outlined above.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

      a. Set forth below is information concerning other investment companies for which Manufacturers Securities Services, LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                  Capacity in which acting
--------------------------                  ------------------------
Manufacturers Investment Trust              Investment Adviser

The Manufacturers Life Insurance            Principal Underwriter
Company of North America
Separate Account A

Name of Investment Company                  Capacity in which acting
--------------------------                  ------------------------
The Manufacturers Life Insurance            Principal Underwriter
Company of North America
Separate Account B

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account A

The Manufacturers Life Insurance            Principal Underwriter
Company of New York
Separate Account B

      b. The Manufacturers Life Insurance Company of North America is the managing member of Manufacturers Securities Services, LLC and has sole power to act on behalf of Manufacturers Securities Services, LLC. The officers and directors of The Manufacturers Life Insurance Company of North America are set forth under Item 25

      c.  None.

Item 30.  Location of Accounts and Records.

All books and records are maintained at 500 Boylston Street, Suite 400, Boston, MA 02116-3739 and at 73 Tremont Street, Boston, MA 02108.

Item 31.  Management Services.

None.

Item 32.  Undertakings.

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of North America (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Manufacturers Life Insurance Company of North America Separate Account A, certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts on this 25th day of April, 2001.



                                        THE MANUFACTURERS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA SEPARATE ACCOUNT A
                                                                   (Registrant)


                                        By:  THE MANUFACTURERS LIFE INSURANCE
                                             COMPANY OF NORTH AMERICA
                                                               (Depositor)


                                        By:  /s/ James R. Boyle
                                             James R. Boyle, President


Attest:

/s/ James D. Gallagher
James D. Gallagher, Secretary



         Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned on the 25th day of April, 2001 in the City of Boston, and Commonwealth of Massachusetts.


                                        THE MANUFACTURERS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA
                                                 (Depositor)

                                        By:      /s/ James R. Boyle
                                                 James R. Boyle, President

Attest:


/s/ James D. Gallagher
James D. Gallagher, Secretary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor as indicated on this 25th day of April, 2001.



SIGNATURE                          TITLE
---------                          -----
*                                  Director and Chairman
John D. DesPrez III                of the Board



/s/James R. Boyle.                 Director, and President
James R. Boyle.                    (Principal Executive Officer)



*                                  Director,  Vice President and
David W. Libbey                    Treasurer and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



*By:     /s/ James D. Gallagher
         James D. Gallagher
         Attorney-in-Fact
         Pursuant to Powers
         of Attorney

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
4 (vi)         457 Plan Endorsements


10 Written consent of Ernst & Young LLP independent certified public accountants.